EXECUTION VERSION ===================================================================== JUNIOR LOAN AGREEMENT dated as of March 27, 2024 between SILVER STAR CRE, LLC and SILVER STAR CRE II, LLC, as Borrower and RMWC SILVER STAR LENDING LLC, as Lender =====================================================================

{12282340:5} i Table of Contents ARTICLE 1 DEFINITIONS; PRINCIPLES OF CONSTRUCTION ............................................7  Section 1.1 Definitions..................................................................................................7  Section 1.2 Principles of Construction ........................................................................33  ARTICLE 2 GENERAL TERMS .................................................................................................34  Section 2.1 No Loan Commitment .............................................................................34  Section 2.2 The Loan ..................................................................................................34  Section 2.3 Disbursement to Borrower .......................................................................34  Section 2.4 The Note and the other Loan Documents ................................................34  Section 2.5 Interest Rate .............................................................................................34  Section 2.6 Loan Payments .........................................................................................40  Section 2.7 Prepayments .............................................................................................42  Section 2.8 Interest Rate Cap Agreement ...................................................................44  Section 2.9 Assignment of Security Instrument .........................................................46  Section 2.10 Payment of Exit Fee .................................................................................47  ARTICLE 3 REPRESENTATIONS AND WARRANTIES ........................................................47  Section 3.1 Existence and Authority ...........................................................................47  Section 3.2 Borrower’s Principal Place of Business ...................................................48  Section 3.3 Validity of Documents .............................................................................48  Section 3.4 Agreements ..............................................................................................49  Section 3.5 Title; Permitted Encumbrances ................................................................49  Section 3.6 Purchase Options .....................................................................................49  Section 3.7 Condemnation ..........................................................................................49  Section 3.8 Separate Lots; Flood Zone; Wetlands ......................................................50  Section 3.9 Use of Property ........................................................................................50  Section 3.10 Certain Additional Property Representations ..........................................50  Section 3.11 Financial Condition ..................................................................................52  Section 3.12 Financial Information...............................................................................52  Section 3.13 Fraudulent Conveyance ...........................................................................52  Section 3.14 Disclosure ................................................................................................53  Section 3.15 No Plan Assets .........................................................................................53  Section 3.16 Not a Foreign Person ...............................................................................53  Section 3.17 Business Purposes ....................................................................................53  Section 3.18 Litigation ..................................................................................................53

{12282340:5} ii Section 3.19 Leases and Rent Roll ...............................................................................54  Section 3.20 Taxes ........................................................................................................55  Section 3.21 Insurance ..................................................................................................55  Section 3.22 Management Agreement ..........................................................................55  Section 3.23 Illegal Activity/Forfeiture ........................................................................55  Section 3.24 Special Purpose Entity .............................................................................56  Section 3.25 Federal Reserve Regulations ....................................................................56  Section 3.26 Investment Company Act ........................................................................57  Section 3.27 Embargoed Person ...................................................................................57  Section 3.28 Organizational Chart ................................................................................57  Section 3.29 Bank Holding Company ..........................................................................57  Section 3.30 No Other Financing; Other Obligations and Liabilities ...........................58  Section 3.31 Contracts ..................................................................................................58  Section 3.32 Property Document Representations ........................................................58  Section 3.33 No Change in Facts or Circumstances; Disclosure ..................................58  Section 3.34 Third Party Representations .....................................................................59  Section 3.35 Non-Consolidation Opinion Assumptions ...............................................59  Section 3.36 Environmental Emissions ........................................................................59  Section 3.37 Senior Loan Representations ...................................................................59  Section 3.38 Multiple Borrowers ..................................................................................59  Section 3.38  Multiple Borrowers ..................................................................................59  Section 3.39 No Default Under Senior Loan ................................................................59  ARTICLE 4 BORROWER COVENANTS ..................................................................................60  Section 4.1 Existence ..................................................................................................60  Section 4.2 Change of Name, Identity or Structure ....................................................60  Section 4.3 Business and Operations ..........................................................................60  Section 4.4 Title to Property; Legal Requirements .....................................................61  Section 4.5 Waste........................................................................................................61  Section 4.6 Maintenance and Use of Property ............................................................62  Section 4.7 Taxes and Other Charges .........................................................................62  Section 4.8 Labor and Materials .................................................................................63  Section 4.9 Property Access .......................................................................................64  Section 4.10 Litigation ..................................................................................................64  Section 4.11 Performance by Borrower ........................................................................64

Section 4.12	Books and Records	64
Section 4.13	Contracts	67
Section 4.14	Cooperation in Proceedings	67
Section 4.15	Estoppel Certificates	67
Section 4.16	Leases and Rents	68
Section 4.17	Notice of Default	70
Section 4.18	Other Agreements	70
Section 4.19	Alterations	70
Section 4.20	Management Agreement	70
Section 4.21	No Joint Assessment	72
Section 4.22	ERISA	72
Section 4.23	Special Purpose Entity	73
Section 4.24	Debt Cancellation	73
Section 4.25	Property Documents	73
Section 4.26	Embargoed Person	73
Section 4.27	Patriot Act	74
Section 4.28	No Plan Assets; Illegal Activity/Forfeiture	74
Section 4.29	O&M Program	74
Section 4.30	Property Releases.	74
Section 4.31	Deposits Under Contracts of Sale	75
Section 4.32	Environmental Emissions	75
Section 4.33	Disbursement Agreement	75
Section 4.34	Payments Under Escrow Agreements	76
Section 4.35	Multiple Borrowers	76
ARTICLE 5	INSURANCE; CASUALTY; CONDEMNATION; RESTORATION	79
Section 5.1	Insurance	79
Section 5.2	Casualty	81
Section 5.3	Condemnation	81
Section 5.4	Restoration	82
ARTICLE 6	NO SALE OR ENCUMBRANCE; PERMITTED TRANSFERS	83
Section 6.1	No Sale/Encumbrance	83
Section 6.2	Intentionally Omitted	83
Section 6.3	Permitted Equity Transfers	83
Section 6.4	Replacement Guarantor	85

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{12282340:5} iv Section 6.5 Lender’s Rights ........................................................................................86  Section 6.6 Economic Sanctions, Anti-Money Laundering; Prohibited Entities ........86  Section 6.7 Partial Release ..........................................................................................86  Section 6.8 Costs and Expenses ..................................................................................89  ARTICLE 7 RESERVE FUNDS ..................................................................................................90  Section 7.1 Reserve Funds ..........................................................................................90  Section 7.2 The Accounts Generally ..........................................................................90  Section 7.3 Transfer of Reserve Funds under Senior Loan ........................................92  Section 7.4 Excess Cash Flow Funds .........................................................................92  Section 7.5 Interest Rate Cap Reserve Funds .............................................................93  Section 7.6 Interest Reserve Funds .............................................................................93  Section 7.7 93  ARTICLE 8 CASH MANAGEMENT .........................................................................................93  Section 8.1 Establishment of Certain Accounts ..........................................................93  Section 8.2 Cash Management Account .....................................................................93  Section 8.3 Payments Received Under this Agreement ..............................................94  Section 8.4 Withdrawals from the Debt Service Account ..........................................94  Section 8.5 Payments Received Under this Agreement ..............................................94  Section 8.6 Certain Junior Loan Acknowledgement . Error! Bookmark not defined.  ARTICLE 9 SECONDARY MARKET .......................................................................................94  Section 9.1 Securitization ...........................................................................................94  Section 9.2 Disclosure and Indemnification ...............................................................98  Section 9.3 Reserves/Escrows ..................................................................................100  Section 9.4 Servicer ..................................................................................................100  Section 9.5 Mezzanine Option ..................................................................................101  Section 9.6 REMIC Savings Clause .........................................................................103  Section 9.7 Syndication; Registered Form ................................................................103  ARTICLE 10 EVENTS OF DEFAULT; REMEDIES ...............................................................104  Section 10.1 Event of Default .....................................................................................104  Section 10.2 Remedies ................................................................................................109  ARTICLE 11 INDEMNIFICATIONS .......................................................................................112  Section 11.1 General Indemnification ........................................................................112  Section 11.2 Mortgage and Intangible Tax Indemnification ......................................112  Section 11.3 ERISA Indemnification .........................................................................112

{12282340:5} v Section 11.4 Duty to Defend, Legal Fees and Other Fees and Expenses ...................113  Section 11.5 Survival ..................................................................................................113  Section 11.6 CFIUS Indemnification ..........................................................................113  ARTICLE 12 EXCULPATION ..................................................................................................113  Section 12.1 Exculpation ............................................................................................113  ARTICLE 13 FURTHER ASSURANCES ................................................................................117  Section 13.1 Replacement Documents .......................................................................117  Section 13.2 Recording of Security Instrument, etc ...................................................117  Section 13.3 Further Acts, etc .....................................................................................117  Section 13.4 Changes in Tax, Debt, Credit and Documentary Stamp Laws ..............118  ARTICLE 14 WAIVERS ...........................................................................................................118  Section 14.1 Remedies Cumulative; Waivers .............................................................118  Section 14.2 Modification, Waiver in Writing ...........................................................119  Section 14.3 Delay Not a Waiver ...............................................................................119  Section 14.4 Waiver of Trial by Jury ..........................................................................119  Section 14.5 Waiver of Notice ....................................................................................119  Section 14.6 Remedies of Borrower ...........................................................................119  Section 14.7 Marshalling and Other Matters ..............................................................120  Section 14.8 Waiver of Statute of Limitations............................................................120  Section 14.9 Waiver of Counterclaim .........................................................................120  Section 14.10 Sole Discretion of Lender ......................................................................120  ARTICLE 15 MISCELLANEOUS ............................................................................................120  Section 15.1 Survival ..................................................................................................120  Section 15.2 Expenses; Indemnity ..............................................................................121  Section 15.3 Brokers ...................................................................................................122  Section 15.4 Governing Law ......................................................................................123  Section 15.5 Notices ...................................................................................................124  Section 15.6 Headings ................................................................................................124  Section 15.7 Severability ............................................................................................125  Section 15.8 Preferences .............................................................................................125  Section 15.9 Cost of Enforcement ..............................................................................125  Section 15.10 Exhibits Incorporated .............................................................................125  Section 15.11 Offsets, Counterclaims and Defenses ....................................................125  Section 15.12 No Joint Venture or Partnership; No Third Party Beneficiaries ............125

Section 15.13	Disclosure	127
Section 15.14	Limitation of Liability	128
Section 15.15	Conflict; Construction of Documents; Reliance	128
Section 15.16	Entire Agreement	129
Section 15.17	Liability	129
Section 15.18	Duplicate Originals; Counterparts	129
Section 15.19	Set-Off	129
Section 15.20	Contribution	129
Section 15.21	Certain Additional Rights of Lender (VCOC)	132
ARTICLE 16	CROSS-DEFAULT; CROSS-COLLATERALIZATION	134
Section 16.1	Cross-Default and Cross-Collateralization of Property	134
Section 16.2	Marshalling and Other Matters	134
Section 16.3	Uncross of Individual Properties	134
ARTICLE 17	SENIOR LOAN	135
Section 17.1	Senior Loan Notice	135
Section 17.2	Senior Loan Estoppels	136
Section 17.3	Senior Loan Co-Lender Agreement	136
Section 17.4	Notices from Senior Lender	136
Section 17.5	Senior Loan Separate	136
Section 17.6	Senior Borrower Covenants	137
Section 17.7	Deed-In-Lieu, etc	137
Section 17.8	Acquisition of the Senior Loan	137

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vi

{12282340:5} 7 LOAN AGREEMENT THIS LOAN AGREEMENT, dated as of March 27, 2024 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), among RMWC SILVER STAR LENDING LLC, a Delaware limited liability company, having an address at 130 East 59th Street, 13th Floor, Suite A, New York, New York 10022 (together with its successors and/or assigns, “Lender”), SILVER STAR CRE, LLC, a Delaware limited liability company (“Borrower 1”), and SILVER STAR CRE II, LLC, a Delaware limited liability company (“Borrower 2” and, together with Borrower 1, each individually or collectively, as the context may require, “Borrower”), each having its principal place of business at 2909 Hillcroft, Suite 420, Houston, Texas 77057. (together with its successors and/or assigns, “Borrower”). RECITALS: WHEREAS, Borrower desires to obtain the Loan (defined below) from Lender; and WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of the Loan Documents (defined below). NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows: ARTICLE 1 DEFINITIONS; PRINCIPLES OF CONSTRUCTION Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent: “Account Collateral” shall mean (i) the Accounts, and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in the Accounts from time to time; (ii) any and all amounts invested in Permitted Investments; (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and (iv) to the extent not covered by clauses (i) - (iii) above, all “proceeds” (as defined under the UCC as in effect in the State in which the Accounts are located) of any or all of the foregoing. “Accounts” shall mean, collectively, each reserve or escrow account (if any) established under this Agreement or the other Loan Documents from time to time. “Affiliate” shall mean, as to any Person, any other Person that (i) owns directly or indirectly twenty percent (20%) or more of all equity interests in such Person, (ii) is in Control of, is Controlled by or is under common ownership or Control with such Person, (iii) is a director

{12282340:5} 8 or executive officer of such Person or of an Affiliate of such Person, and/or (iv) is the spouse, issue or parent of such Person. “Affiliated Manager” shall mean any managing agent of the Property in which Borrower, Guarantor, Sponsor, any SPE Component Entity (if any) or any Affiliate of such entities has, directly or indirectly, any legal, beneficial or economic interest. “Agent Borrower” shall mean Borrower 1, as the designated agent for itself and each other Borrower in connection with this Agreement and the other Loan Documents, together with its successors and permitted assigns. “Allocated Loan Amount” shall mean, with respect to each Individual Property, the amount shown for such Individual Property in the column labelled “Total Loan (through Junior) ALA” on Exhibit F attached hereto.. “Allocated Loan Ratio” shall mean, with respect to each Individual Property, the ratio of (a) the Allocated Loan Amount with respect to such Individual Property to (b) the sum of (i) the original face amount of the Note and (ii) the sum of the original face amount of the Senior Loan Note. “ALTA” shall mean American Land Title Association, or any successor thereto. “Alteration Threshold” (x) so long as the Senior Loan is outstanding, shall have the meaning set forth in the Senior Loan Agreement, or otherwise (y) shall mean an amount equal to 5% of the outstanding principal amount of the Loan multiplied by the Allocated Loan Ratio for the applicable Individual Property. “Annual Budget” shall mean the operating and capital budget for the Property and each Individual Property setting forth, on a month-by-month basis, in reasonable detail, each line item of Borrower’s good faith estimate of anticipated Gross Rents, Operating Expenses and Capital Expenditures for the applicable Fiscal Year. “Appraisal” shall mean an appraisal of the Property prepared not more than ninety (90) days prior to the relevant date with respect to which an appraisal shall be required hereunder by a member of the American Institute of Real Estate Appraisers selected by Lender, which appraisal shall (i) meet the minimum appraisal standards for national banks promulgated by the Comptroller of the Currency pursuant to Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended (FIRREA), (ii) be prepared on as “as is” basis, and (iii) otherwise be in form and substance satisfactory to Lender. “Approved Accounting Method” shall mean GAAP, federal tax basis accounting or such other method of accounting, in each case consistently applied, as may be reasonably acceptable to Lender. “Approved Annual Budget” shall have the meaning set forth in Section 4.12 hereof. “Assignment of Leases” shall mean, each individually and/or collectively, as the context may require, that certain second priority Junior Assignment of Leases and Rents, dated as of the

{12282340:5} 9 date hereof, from Borrower, as assignor, to Lender, as assignee, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Assignment of Management Agreement” shall mean that certain Junior Assignment of Management Agreement and Subordination of Management Fees dated as of the date hereof among Lender, Borrower and Manager, as the same may be amended, restated, replaced, extended, renewed, supplemented or otherwise modified from time to time. “Award” shall mean any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of the Property. “Bank” shall be deemed to refer to the bank or other institution maintaining the Clearing Account pursuant to the Clearing Account Agreement. “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy”, as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights. “Bankruptcy Event” shall mean the occurrence of any one or more of the following: (i) Borrower or any SPE Component Entity shall commence any case, proceeding or other action (A) under the Bankruptcy Code and/or any Creditors Rights Laws seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, liquidation or dissolution or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; (ii) Borrower or any SPE Component Entity shall make a general assignment for the benefit of its creditors; (iii) any Restricted Party (or Affiliate thereof) files, or joins or colludes in the filing of, (A) an involuntary petition against Borrower or any SPE Component Entity under the Bankruptcy Code or any other Creditors Rights Laws, or solicits or causes to be solicited or colludes with petitioning creditors for any involuntary petition under the Bankruptcy Code or any other Creditors Rights Laws against Borrower or any SPE Component Entity or (B) any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of Borrower’s or any SPE Component Entity’s assets; (iv) Borrower or any SPE Component Entity files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Creditors Rights Laws, or solicits or causes to be solicited or colludes with petitioning creditors for any involuntary petition from any Person; (v) any Restricted Party (or Affiliate thereof) consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower, any SPE Component Entity or any portion of the Property; (vi) Borrower or any SPE Component Entity makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; (vii) any Restricted Party (or Affiliate thereof) contesting or opposing any motion made by Lender to obtain relief from the automatic stay or seeking to reinstate the automatic stay in the event of any proceeding under the Bankruptcy Code or any other Creditors Rights Laws involving Sponsor or its subsidiaries; (viii) any Restricted Party (or Affiliate thereof) taking any action in furtherance of, in collusion with respect to or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in

{12282340:5} 10 items (i) through (vii) above; and (ix) in the event Lender receives less than the full value of its claim in any proceeding under the Bankruptcy Code or any other Creditors Rights Laws, Sponsor or any of its Affiliates receiving an equity interest or other financial benefit of any kind as a result of a “new value” plan or equity contribution. “Benchmark” shall mean (i) initially, Term SOFR and (ii) on and after the occurrence of a Benchmark Transition Event and the related Benchmark Transition Date, the Benchmark Replacement determined in accordance with the terms and conditions hereof. “Benchmark Floor” shall mean four percent (4.0%). “Benchmark Rate” shall mean the sum of (i) the greater of (A) the Benchmark and (B) the Benchmark Floor, and (ii) the Benchmark Spread. “Benchmark Rate Loan” shall mean the Loan at all such times as interest thereon accrues at a rate of interest based upon the Benchmark pursuant to Section 2.5 hereof. “Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, a variable rate or index selected by Lender (which may be, at Lender’s option, without limitation, “Daily Simple SOFR,” “Daily Compounded SOFR,” or “30-Day SOFR Average”). “Benchmark Replacement Adjustment” shall mean, with respect to any Benchmark Replacement and its related Determination Date(s), a spread adjustment (which may be a positive or negative value, or zero) that has been selected by Lender, giving due consideration to (i) any selection or recommendation of a spread adjustment (including, without limitation, a “benchmark replacement spread adjustment”) or method for calculating or determining the same, by the Relevant Governmental Body for the applicable Benchmark Replacement and its related Determination Date(s), (ii) any evolving or then-prevailing market convention for determining a spread adjustment (including, without limitation, a “benchmark replacement spread adjustment”) or method for calculating or determining the same, for the applicable Benchmark Replacement and its related Determination Date(s) in U.S. dollar-denominated syndicated or bilateral commercial real estate credit facilities, and/or (iii) the spread adjustment (including, without limitation, a “benchmark replacement spread adjustment”) or method for calculating or determining the same, then being utilized by Lender or its Affiliates with respect to variable rate commercial real estate loans for the applicable Benchmark Replacement and its related Determination Date(s). “Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Transition Event, any technical, administrative or operational changes (including changes to the definitions of “Business Day,” “Interest Period,” “Monthly Payment Date” and “Determination Date,” the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, the applicability of adjustments to the interest rate due to the effect of reserve requirements, preceding and succeeding business day conventions and other technical, administrative or operational matters) that Lender decides may be appropriate to reflect the adoption and implementation of the applicable Benchmark Replacement and to permit the administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender decides that adoption of any portion of such market practice is not administratively feasible or if

{12282340:5} 11 Lender determines that no market practice for the administration of the applicable Benchmark Replacement exists, in such other manner as Lender determines is necessary in connection with the administration of the Loan). “Benchmark Spread” shall mean fifteen percent (15%), subject to the provisions of Section 2.5(b)(vi) hereof (including, without limitation, the adjustment of the Benchmark Spread by the addition thereto of the Benchmark Replacement Adjustment, when applicable hereunder). Lender’s computation of the Benchmark Spread shall be conclusive and binding on Borrower for all purposes, absent manifest error. “Benchmark Transition Date” shall mean any date designated by Lender for conversion of the then-current Benchmark to a Benchmark Replacement, the selection of which date may be based on, or determined with due consideration for, any of the events described in clauses (1) – (7) of the definition of “Benchmark Transition Event” below (in Lender’s sole discretion), as applicable. “Benchmark Transition Event” shall mean any election by Lender to convert the then- existing Benchmark to a Benchmark Replacement, which such election may be based on, or determined with due consideration for, any of the following (in Lender’s sole discretion): (1) a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark announcing that the administrator has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the then-current Benchmark, the central bank for the currency of the such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator of such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely (so long as, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark); (3) a public statement or publication of information by the regulatory supervisor for the administrator of the then-current Benchmark announcing that such Benchmark is no longer representative; (4) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body; (5) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar- denominated syndicated or bilateral credit facilities at such time; (6) Lender’s determination in good faith that the then-current Benchmark is not, or is no longer, the prevailing rate being used by commercial real estate lenders for floating rate mortgage loans or by issuers of floating rate commercial mortgage securities; and/or

{12282340:5} 12 (7) any variable rate or index then generally being utilized by Lender or its Affiliates with respect to the origination of variable rate commercial real estate loans. “Benchmark Unavailability Event” shall mean that one or more of the following has occurred, at any time or from time to time during the term of the Loan, as determined by Lender (which determination shall be conclusive and binding upon Borrower absent manifest error): (i) at any time while the Loan is a Benchmark Rate Loan and the applicable Benchmark is Term SOFR, the Term SOFR Administrator either temporarily or permanently fails to report Term SOFR on a daily basis; (ii) at any time while the Loan is a Benchmark Rate Loan and the applicable Benchmark is not Term SOFR, the applicable administrator of the then-applicable Benchmark either temporarily or permanently fails to report such Benchmark on a daily basis; (iii) due to any Change in Law, it is unlawful (or asserted by any Governmental Authority to be unlawful) for Lender to maintain the Loan as a Benchmark Rate Loan using the then-current Benchmark; or (iv) adequate and reasonable means do not exist for ascertaining the then-current Benchmark. “Bent Tree Green Escrow Agreements” shall mean, collectively, (a) that certain Escrow Agreement (Escrow No. 3002-395769 AMESC) by and among Hartman Bent Tree Green, LLC, a Texas limited liability company, Bradford BTG Partners LLC, a Texas limited liability company, and its successors and assigns and American Escrow Company, a Texas corporation, dated as of March 12, 2024, and (b) that certain Agreement with Deposit to Protect Against Defects in Title with respect to File No.: 1002-389710 made as of March 12, 2024 by Hartman Bent Tree Green, LLC in favor of Republic Title of Texas, Inc., as either of the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Borrower Party” and “Borrower Parties” shall mean each of Borrower, any SPE Component Entity, Sponsor, any Affiliated Manager and Guarantor. “Breakage Costs” shall have the meaning set forth in Section 2.5(b) hereof. “Broker” shall have the meaning set forth in Section 15.3 hereof. “Business Day” shall mean a day on which commercial banks are not authorized or required by applicable law to close in New York, New York. “Capital Expenditures” shall mean, for any period, the amount expended for items capitalized under the Approved Accounting Method (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements). If the context of this Agreement or Lender requires, Capital Expenditures shall also be calculated on an Individual Property basis. “Cash Management Account” shall have the meaning set forth in the Senior Loan Agreement. “Casualty” shall have the meaning set forth in the Senior Loan Agreement. “Change in Law” shall mean the occurrence, after the Closing Date, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change

{12282340:5} 13 in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority. “Clearing Account” shall have the meaning set forth in the Senior Loan Agreement. “Clearing Account Agreement” shall have the meaning set forth in the Senior Loan Agreement. “CFIUS” shall mean (i) the Committee on Foreign Investment in the United States first established pursuant to Executive Order 11858 of May 7, 1975, and (ii) any replacement or successor thereto, including, without limitation, pursuant to FIRRMA. “CFIUS Approval” shall mean, with respect to any given transaction: (a) written confirmation provided by CFIUS that such transaction is not a Covered Transaction under the DPA, (b) written confirmation provided by CFIUS that it has completed its review or, if applicable, investigation of the matter(s) in question under the DPA, and determined, with respect to such transaction, that there are no unresolved national security concerns, or (c) CFIUS shall have sent a report to the President of the United States requesting the President’s decision under the DPA, and the President shall have announced a decision not to take any action to suspend, prohibit or place any limitations on such transaction. “CFIUS Review” shall have the meaning set forth in Section 4.14(b) hereof. “Closing Date” shall mean the date of the funding of the Loan. “Co-Lender” shall have the meaning set forth in Section 9.7 hereof. “Collateral Assignment of Interest Rate Cap Agreement” shall mean that certain Junior Collateral Assignment of Interest Rate Cap Agreement, dated as of the date hereof, executed by Borrower in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Condemnation” shall mean any permanent or temporary taking by any Governmental Authority as the result, in lieu or in anticipation, of the exercise of the right of condemnation or eminent domain, of all or any part of the Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting the Property or any part thereof. “Contract” shall mean any contract or agreement with any architect, engineer, contractor, subcontractor, management agent, leasing agent, sales agent, service and maintenance agent, or any other third party, whether existing as of the Closing Date or thereafter arising, relating to the design, construction, ownership, condition, use, occupancy, possession, management, operation, space leasing, service, maintenance or repair of, or otherwise in respect of, the Property, including, without limitation, any Contract of Sale, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time (but the same shall not be deemed to include any Lease or the Management Agreement).

{12282340:5} 14 “Contract of Sale” shall have the meaning set forth in Section 4.31 hereof. “Control” as to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of such Person, whether through ownership of voting securities or other beneficial interests, by contract or otherwise, and the terms “controlled” or “controlling” shall have a correlative meaning. “Counterparty” shall mean the counterparty under any Interest Rate Cap Agreement or Replacement Interest Rate Cap Agreement, which counterparty shall satisfy the Minimum Counterparty Rating and otherwise be acceptable to Lender. “Covered Rating Agency Information” shall mean any Provided Information furnished to the NRSROs in connection with issuing, monitoring and/or maintaining the Securities. “Covered Transaction” shall have the meaning set forth in the DPA. “Creditors Rights Laws” shall mean any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or debtors. “Crowdfunded Person” shall mean a Person capitalized primarily by monetary contributions (i) of less than $35,000 each from more than 35 investors who are individuals or (ii) which are funded primarily (A) in reliance upon Regulation Crowdfunding promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and/or (B) through internet-mediated registries, platforms or similar portals, mail-order subscriptions, benefit events and/or other similar methods. “Debt” shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums (including the Minimum Interest Payment, Exit Fee and Breakage Costs, if applicable) due to Lender in respect of the Loan under the Loan Documents. “Debt Service” shall mean, with respect to any particular period of time, scheduled principal (if applicable) and interest payments hereunder. “Debt Service (Combined)” shall mean, with respect to any particular period of time, the sum of (A) Debt Service and (B) the Senior Loan Monthly Debt Service and all other sums (including, without limitation, any accelerated principal balance) due under the Senior Loan. “Debt Service Coverage Ratio (Combined)” shall mean the ratio calculated by Lender of (i) the Underwritable Cash Flow to (ii) the aggregate amount of Debt Service (Combined) which would be due for the twelve (12) month period immediately succeeding the date of calculation; provided, that, the foregoing shall be calculated by Lender assuming that each of the Loan and the Senior Loan will be in place for the entirety of said period.

{12282340:5} 15 “Debt Yield (Combined)” shall mean, as of any date of calculation, a ratio conveyed as a percentage in which (i) the numerator is the Underwritable Cash Flow and (ii) the denominator is the then aggregate outstanding principal balances of the Loan and the Senior Loan. “Deemed Approval Requirements” shall mean, with respect to any matter, that (i) no Event of Default shall have occurred and be continuing (either at the date of any notices specified below or as of the effective date of any deemed approval), (ii) Borrower shall have sent Lender a written request for approval with respect to such matter in accordance with the applicable terms and conditions hereof (the “Initial Notice”), which such Initial Notice shall have been (A) accompanied by any and all required information and documentation relating thereto as may be reasonably required in order to approve or disapprove such matter (the “Approval Information”) and (B) marked in bold lettering with the following language: “LENDER’S RESPONSE IS REQUIRED WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER” and the envelope containing the Initial Notice shall have been marked “PRIORITY-DEEMED APPROVAL MAY APPLY”; (iii) Lender shall have failed to respond to the Initial Notice within the aforesaid time frame; (iv) Borrower shall have submitted a second request for approval with respect to such matter in accordance with the applicable terms and conditions hereof (the “Second Notice”), which such Second Notice shall have been (A) accompanied by the Approval Information and (B) marked in bold lettering with the following language: “LENDER’S RESPONSE IS REQUIRED WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER” and the envelope containing the Second Notice shall have been marked “PRIORITY-DEEMED APPROVAL MAY APPLY”; and (v) Lender shall have failed to respond to the Second Notice within the aforesaid time frame. For purposes of clarification, Lender requesting additional and/or clarified information, in addition to approving or denying any request (in whole or in part), shall be deemed a response by Lender for purposes of the foregoing. “Default” shall mean the occurrence of any event hereunder or under the Note or the other Loan Documents which, but for the giving of notice or passage of time, or both, would constitute an Event of Default. “Default Rate” shall mean, with respect to the Loan, a rate per annum equal to the lesser of (i) the Maximum Legal Rate, and (ii) the greatest of the following that applies: (A) five percent (5%) above the Interest Rate, (B) if an Event of Default has occurred due to the failure to pay a sum of money owed under the Loan Documents, or that causes liability pursuant to the terms of Section 12.1 hereof, the sum of (1) the Interest Rate that would otherwise be in effect but for the existence of any Event of Default plus (2) an amount sufficient to cause the total Default Rate to equal eighteen percent (18%), or (C) if the full repayment of the Debt as required hereunder has not occurred on the Maturity Date, the sum of (x) the Interest Rate that would otherwise be in effect but for the existence of any Event of Default plus (y) an amount sufficient to cause the total Default Rate to equal twenty-four percent (24%). “Determination Date” shall mean, with respect to any Interest Period, either (i) if the then-applicable Benchmark is Term SOFR, the date that is two (2) Term SOFR Business Days prior to the first day of such Interest Period; provided, however, that if Term SOFR does not so

{12282340:5} 16 appear on the date specified above, then the applicable Determination Date for such Interest Period shall instead be the Term SOFR Business Day first preceding such date specified above, or (ii) if the then-applicable Benchmark is not Term SOFR, the date and time determined by Lender in accordance with the provisions of Section 2.5 hereof relating to Benchmark Replacement Conforming Changes. “Disbursement Agent” shall mean Epiq Corporate Restructuring LLC and its successors and assigns as “Escrow Agent” pursuant to the Disbursement Agreement. “Disbursement Agreement” shall mean that certain Escrow Agreement dated as of the date hereof by and between Hartman SPE, LLC and Epiq Corporate Restructuring LLC and any replacement escrow agreement entered into in accordance with Section 4.33 hereof, as applicable, as any of the foregoing may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms hereof. “Disclosure Documents” shall mean, collectively, any written materials used or provided to any prospective investors and/or NRSROs in connection with any public offering or private placement in connection with a Securitization, including, but not limited to, any preliminary or final offering circular, prospectus, prospectus supplement, free writing prospectus, private placement memorandum or other offering documents, marketing materials or information. “DPA” shall mean the Defense Production Act of 1950, 50 U.S.C. § 4565, as amended (as the same may have been or may hereafter be amended, restated, supplemented or otherwise modified), all laws and regulations related thereto and all mandates, requirements, powers and similar requirements imposed or exercised thereunder (including, without limitation, FIRRMA and any of the foregoing implemented by and/or otherwise relating to CFIUS), as the foregoing may be amended from time to time, any successor statute or statutes and all rules and regulations from time to time promulgated in connection with the foregoing. “Eligible Account” shall mean a separate and identifiable account from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (ii) a segregated trust account or accounts maintained with a federal or state-chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state-chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument. “Eligible Institution” shall mean a depository institution or trust company insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least “A-1” by S&P, “P-1” by Moody’s, and “F-1” by Fitch in the case of accounts in which funds are held for thirty (30) days or less or, in the case of Letters of Credit or accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least “A” by Fitch and S&P and “A2” by Moody’s.

{12282340:5} 17 “Embargoed Person” shall have the meaning set forth in Section 4.26 hereof. “Environmental Indemnity” shall mean that certain Junior Environmental Indemnity Agreement, dated as of the date hereof, executed by Borrower and Guarantor in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Environmental Laws” shall have the meaning set forth in the Environmental Indemnity. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may heretofore have been or shall be amended, restated, replaced or otherwise modified. “Equity Collateral” shall have the meaning set forth in Section 9.5 hereof. “Event of Default” shall have the meaning set forth in Section 10.1 hereof. “Excess Cash Flow” shall mean the excess funds from the Property remaining following payment and deposit of all amounts required to be paid to, and deposited with, Senior Lender pursuant to the terms and conditions of the Senior Loan Agreement and Lender pursuant to the terms and conditions of this Agreement (other than deposits required to be made pursuant to Section 7.4 hereof). “Excess Cash Flow Account” shall have the meaning set forth in Section 7.4 hereof. “Excess Cash Flow Funds” shall have the meaning set forth in Section 7.4 hereof. “Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended. “Exchange Act Filing” shall have the meaning set forth in Section 9.1 hereof. “Exculpated Parties” shall have the meaning set forth in Section 12.1 hereof. “Existing Lender” shall mean Key Bank, as master servicer for U.S. Bank solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Trust 2018- HART, Commercial Mortgage Pass-Through Certificates, Series 2018-HART. “Existing Loan” shall mean the mortgage loan encumbering the Property as of the Closing Date (other than the Individual Property known as Richardson Heights and the Individual Property known as Atrium II) which loan is being repaid in full simultaneously with the closing of the Loan from the proceeds of the Loan and/or the Junior Loan. “Exit Fee” shall mean an amount equal to two percent (2.0%) of the face amount of the Note. “FATCA” shall means Sections 1471 through 1474 of the IRS Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official

{12282340:5} 18 interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the IRS Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the IRS Code. “FIRRMA” shall mean the Foreign Investment Risk Review Modernization Act of 2018 (as the same may have been or may hereafter be amended, restated, supplemented or otherwise modified). “Fiscal Year” shall mean each twelve (12) month period commencing on January 1 and ending on December 31 during each year of the term of the Loan. “Fitch” shall mean Fitch, Inc. “Foreign Taxes” shall have the meaning set forth in Section 2.5(b) hereof. “GAAP” shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession. “Government Lists” shall have the meaning set forth in Section 3.27 hereof. “Governmental Authority” shall mean any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence. “Gross Rents” shall have the meaning set forth in the Senior Loan Agreement. “Guarantor” shall mean Silver Star Properties REIT, Inc. and any successor to and/or replacement of any of the foregoing pursuant to and in accordance with the applicable terms and conditions of the Loan Documents. “Guaranty” shall mean, individually and/or collectively, each of the Guaranty of Recourse Obligations and the Guaranty of Payment. “Guaranty of Payment” shall mean that certain Junior Guaranty of Payment dated as of the date hereof and executed by Guarantor in favor of Lender, together with all extensions, substitutions, restatements, modifications and amendments thereto. “Guaranty of Recourse Obligations” shall mean that certain Junior Guaranty of Recourse Obligations dated as of the date hereof and executed by Guarantor in favor of Lender, together with all extensions, substitutions, restatements, modifications and amendments thereto. “Immediate Repair Account” shall have the meaning set forth in the Senior Loan Agreement.

{12282340:5} 19 “Immediate Repairs” shall have the meaning set forth in the Senior Loan Agreement. “Improvements” shall have the meaning set forth in the granting clause of the Security Instrument. “Indebtedness” shall mean, for any Person, without duplication: (i) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (ii) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable if such amounts were advanced thereunder, (iii) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (iv) all indebtedness guaranteed by such Person, directly or indirectly, (v) all obligations under leases that constitute capital leases for which such Person is liable, and (vi) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss. “Indemnified Parties” shall mean (i) Lender, (ii) any successor owner or holder of the Loan or participations in the Loan, (iii) any Servicer or prior Servicer of the Loan, (iv) any Investor or any prior Investor in any Securities, (v) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loan for the benefit of any Investor or other third party, (vi) any receiver or other fiduciary appointed in a foreclosure or other Creditors Rights Laws proceeding, (vii) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, Affiliates or subsidiaries of any and all of the foregoing, and (viii) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties’ assets and business), in all cases whether during the term of the Loan or as part of or following a foreclosure of the Loan. “Indemnified Liabilities” shall have the meaning set forth in Section 15.2 hereof. “Individual Property” shall mean each parcel of real property as is described on Exhibit F attached hereto, the Improvements thereon and all personal property owned by the Borrower in connection therewith and encumbered by the applicable Security Instrument, together with all rights pertaining to such property and Improvements, as more particularly described in the granting clauses of the applicable Security Instrument and referred to therein as the “Property.” “Individual Properties” shall mean every Individual Property, collectively. “Insurance Account” shall have the meaning set forth in the Senior Loan Agreement. “Insurance Premiums” shall have the meaning set forth in the Senior Loan Agreement. “Interest Period” shall have the meaning set forth in Section 2.6.

{12282340:5} 20 “Interest and Operating Expense Reserve Account” shall have the meaning set forth in the Senior Loan Agreement. “Interest Rate” shall mean the rate or rates at which the outstanding principal amount of the Loan bears interest from time to time as determined in accordance with the provisions of Section 2.5 hereof. “Interest Rate Cap Agreement” shall mean, as applicable, any interest rate cap agreement (together with the confirmation and schedules relating thereto) in form and substance satisfactory to Lender between Borrower and Counterparty or any Replacement Interest Rate Cap Agreement, in each case which also satisfies the requirements set forth in Section 2.8. “Interest Rate Cap Reserve Account” shall have the meaning set forth in Section 7.5. “Interest Rate Cap Reserve Funds” shall have the meaning set forth in Section 7.5. “Interest Reserve Account” shall have the meaning set forth in Section 7.6 hereof. “Interest Shortfall” shall have the meaning set forth in Section 2.7 hereof. “Investor” shall mean any investor or potential investor in the Loan (or any portion thereof or interest therein) in connection with any Secondary Market Transaction. “IRS Code” shall mean the Internal Revenue Code of 1986, as amended from time to time or any successor statute. “Labor and Materials Charge” shall have the meaning set forth in Section 4.8 hereof. “Land” shall have the meaning set forth in the Security Instrument. “Lease” shall have the meaning set forth in the Security Instrument. “Legal Requirements” shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees, demands and injunctions of Governmental Authorities affecting the Loan, any Secondary Market Transaction with respect to the Loan, Borrower, any Guarantor or the Property or any part thereof or the ownership, construction, alteration, use, management or operation of the Property or any part thereof, whether now or hereafter enacted and in force, including, without limitation, the Securities Act, the Exchange Act, Regulation AB, the Dodd-Frank Wall Street Reform and Consumer Protection Act, zoning and land use laws and the Americans with Disabilities Act of 1990, the rules and regulations promulgated pursuant to any of the foregoing, and all permits, licenses and authorizations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting Borrower, any Guarantor or the Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to the Property or any part thereof or (ii) in any way limit the use and enjoyment thereof.

{12282340:5} 21 “Lender Affiliate” shall mean the Affiliate of Lender that has filed a Registration Statement. “Lender Group” shall mean Lender, each of its directors, officers, employees, representatives, agents and affiliates (including, without limitation, those who have signed the applicable Registration Statement), and each Person that controls the Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. “Lender Party” shall mean (i) Lender, (ii) any Servicer, (iii) any receiver or other fiduciary appointed in a foreclosure or other proceeding pursuant to any Creditors Rights Laws, (iv) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, Affiliates or subsidiaries of any and all of the foregoing, and (v) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of any Lender Party’s assets and business), in all cases whether during the term of the Loan or as part of or following a foreclosure of the Loan. “Liabilities” shall have the meaning set forth in Section 9.2 hereof. “Loan” shall mean the loan made by Lender to Borrower pursuant to this Agreement. “Loan Bifurcation” shall have the meaning set forth in Section 9.1 hereof. “Loan Documents” shall mean, collectively, this Agreement, the Note, the Security Instrument, the Assignment of Leases, the Environmental Indemnity, the Assignment of Management Agreement, the Collateral Assignment of Interest Rate Cap Agreement, the Guaranty, and all other documents executed and/or delivered in connection with the Loan, as each of the same may be amended, restated, replaced, extended, renewed, supplemented or otherwise modified from time to time. “Losses” shall mean any and all losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including but not limited to strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs and attorneys’ fees, in the case of each of the foregoing, of whatever kind or nature and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards. “LTV” shall mean a ratio, as determined by Lender, in which, as of any date of determination by Lender: (i) the numerator is equal to the sum of the outstanding principal balance of the Loan plus the outstanding principal balance of the Senior Loan and (ii) the denominator is equal to the appraised value of the Property based on an Appraisal. “Major Contract” shall mean (i) any management (other than the Management Agreement), brokerage or leasing agreement or (ii) any cleaning, maintenance, service or other contract or agreement of any kind (other than Leases) of a material nature (materiality for these purposes to include contracts in excess of $100,000.00 per year or which extend beyond two (2) years (unless cancelable by Borrower on sixty (60) days or less notice without penalty)), in either

{12282340:5} 22 case relating to the ownership, leasing, management, use, operation, maintenance, repair or restoration of the Property, whether written or oral. “Major Lease” shall have the meaning set forth in the Senior Loan Agreement. “Management Agreement” shall mean the management agreement entered into by and between Borrower and Manager, pursuant to which Manager is to provide management and other services with respect to the Property, as the same may be amended, restated, replaced, extended, renewed, supplemented or otherwise modified from time to time. “Manager” shall mean Silver Star Property Management, Inc., a Texas corporation, or such other entity selected as the manager of the Property or any Individual Property in accordance with the terms of this Agreement or the other Loan Documents. “Material Action” shall mean, with respect to any Person, to institute proceedings to have such Person be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against such Person or file a petition seeking, or consent to, reorganization or relief with respect to such Person under any applicable federal, state, local or foreign law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or a substantial part of its property, or take any action to consolidate or merge such Person with or into any other Person, or take any action to divide, dissolve or liquidate such Person, or make any assignment for the benefit of creditors of such Person, or sell all or substantially all of such Person’s assets, or admit in writing such Person’s inability to pay its debts generally as they become due, or declare or effectuate a moratorium on the payment of any obligation, or take action in furtherance of any such action. “Material Adverse Effect” shall mean any material adverse effect upon (i) the business operations, economic performance, assets, condition (financial or otherwise), equity, contingent liabilities, prospects, material agreements or results of operations of Borrower, any SPE Component Entity, any Guarantor, the Property or any Individual Property, (ii) the ability of Borrower or any Guarantor to perform their respective obligations under any of the Loan Documents or the ability of Borrower or any Guarantor to perform their respective obligations under any of the Senior Loan Documents, (iii) the enforceability or validity of any of the Loan Documents or the Senior Loan Documents, the perfection or priority of any lien created under any of the Loan Documents or the Senior Loan Documents, or the rights, interests or remedies of Lender under any of the Loan Documents or of Senior Lender under any of the Senior Loan Documents, or (iv) the value, use operation of, or cash flows from, the Property or any Individual Property. “Maturity Date” shall mean April 9, 2026, or such other date on which the final payment of the principal amount of the Loan becomes due and payable as herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise. “Maximum Legal Rate” shall mean the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents,

{12282340:5} 23 under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan. “Mezzanine Borrower” shall have the meaning set forth in Section 9.5 hereof. “Mezzanine Option” shall have the meaning set forth in Section 9.5 hereof. “Minimum Counterparty Rating” shall mean (a) a long term credit rating from S&P of at least “A+”, which rating shall not include a “t” or otherwise reflect a termination risk, and (b) a long term credit rating from Moody’s of at least “A1” (and, after a Securitization, the equivalent of the foregoing by the other Rating Agencies). After a Securitization of the Loan, only the ratings of those Rating Agencies rating the Securities shall apply. “Minimum Interest” shall have the meaning set forth in Section 2.7(d) hereof. “Minimum Interest Payment” shall have the meaning set forth in Section 2.7(d) hereof. “Monthly Debt Service Payment” shall have the meaning set forth in Section 2.6 hereof. “Monthly Payment Date” shall mean May 9, 2024 and the ninth (9th) day of every calendar month occurring thereafter during the term of the Loan. “Moody’s” shall mean Moody’s Investor Service, Inc. “Net Proceeds” shall mean: (i) the net amount of all insurance proceeds payable as a result of a Casualty to the Property, after deduction of reasonable costs and expenses (including, but not limited to, reasonable attorneys’ fees and costs), if any, in collecting such insurance proceeds, or (ii) the net amount of the Award, after deduction of reasonable costs and expenses (including, but not limited to, reasonable attorneys’ fees and costs), if any, in collecting such Award. “New Non-Consolidation Opinion” shall mean a substantive non-consolidation opinion provided by outside counsel acceptable to Lender and the Rating Agencies and otherwise in form and substance acceptable to Lender and the Rating Agencies. “Non-Consolidation Opinion” shall mean any substantive non-consolidation opinion delivered to Lender in connection with the Loan (including, without limitation, that certain substantive non-consolidation opinion delivered to Lender by Neuberger Quinn Gielen Rubin Gibber P.A. in connection with the closing of the Loan). “Note” shall mean that certain Junior Promissory Note of even date herewith in the principal amount of $15,000,000.00, made by Borrower in favor of Lender, as the same may be amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time. “NRSRO” shall mean any credit rating agency that has elected to be treated as a nationally recognized statistical rating organization for purposes of Section 15E of the Exchange

{12282340:5} 24 Act, without regard to whether or not such credit rating agency has been engaged by Lender or its designees in connection with, or in anticipation of, a Securitization. “O&M Program” shall have the meaning set forth in the Borrower’s Certification of even date herewith made by Borrower in favor of Lender. “Obligations” shall have the meaning set forth in the Security Instrument. “OFAC” shall have the meaning set forth in Section 3.27 hereof. “Officer’s Certificate” shall mean a certificate delivered to Lender by Borrower which is signed by Responsible Officer of Borrower. “Open Period Start Date” shall mean the Closing Date. “Operating Expenses” shall have the meaning set forth in the Senior Loan Agreement. “Organizational Chart” shall have the meaning set forth in Section 3.28 hereof. “Other Charges” shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof. “PACE Loan” shall mean any Property-Assessed Clean Energy loan or any similar financing. “Partial Release” shall have the meaning set forth in Section 6.7 hereof. “Partial Release Date” shall have the meaning set forth in Section 6.7 hereof. “Partial Release Minimum Debt Yield” shall mean ten percent (10.0%). “Partial Release Minimum LTV” shall mean forty-four percent (44.0%). “Partial Release Price” shall mean (a) with respect to the Individual Property known as Richardson Heights, the greater of (i) $40,500,000.00 and (ii) the Partial Release Property Net Sale Proceeds for such Individual Property and (b) with respect to each Individual Property other than the Individual Property known as Richardson Heights, the greater of (i) one hundred sixty percent (160%) of the Allocated Loan Amount for the applicable Partial Release Property and (ii) the Partial Release Property Net Sale Proceeds for the applicable Partial Release Property. “Partial Release Property” shall mean each Individual Property that is the subject of a Partial Release as set forth herein. “Partial Release Property Net Sale Proceeds” shall mean, in connection with the Partial Release of the Partial Release Property, the value of all consideration received by Borrower in connection with the sale of such Partial Release Property, including cash, notes, assumed indebtedness, deferred payments (contingent or otherwise), prepaid expenses and non-

{12282340:5} 25 customary prorations in favor of Borrower, less the reasonable and actual costs and expenses of such sale reasonably approved by Lender, including broker’s commissions payable to a third party Person that is not an Affiliate of any Restricted Party which Person is reasonably acceptable to Lender under a marketing agreement reasonably acceptable to Lender, market rate sales and marketing expenses payable to Lender-approved third party sales and marketing service providers that are not Affiliates of any Restricted Party, legal fees and transfer, sales and recording taxes (but excluding income taxes attribute to such sale), all of which costs and expenses shall not exceed (a) four percent (4%) of the gross contract price with respect to any such sale where the gross contract price is equal to or greater than $10,000,000.00 other than the sale of the Individual Property known as Commerce Plaza at Hillcrest, (b) five percent (5%) of the gross contract price with respect to any such sale where the gross contract price is less than $10,000,000.00 or (c) six percent (6%) of the gross contract with respect to the sale of the Individual Property known as Commerce Plaza at Hillcrest. “Partial Release Remaining Property” shall mean the portion of the Property remaining subject to the lien of the Security Instrument after giving effect to a Partial Release. “Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001, as the same may be amended from time to time, and corresponding provisions of future laws. “Patriot Act Offense” shall have the meaning set forth in Section 3.27 hereof. “Permits” shall mean all necessary certificates, licenses, permits, franchises, trade names, certificates of occupancy, consents, and other approvals (governmental and otherwise) required under applicable Legal Requirements for the operation of the Property and the conduct of Borrower’s business (including, without limitation, all required zoning, building code, land use, environmental, public assembly and other similar permits or approvals). “Permitted Encumbrances” shall mean collectively, (i) the lien and security interests created by this Agreement, the other Loan Documents and the Senior Loan Documents, (ii) all liens, encumbrances and other matters disclosed in the Title Insurance Policy, (iii) liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent (other than liens securing a PACE Loan), (iv) any workers’, mechanics’ or similar liens on the Property provided any such lien is discharged or bonded in accordance with the terms and conditions of the Loan Documents and the Senior Loan Documents, and (v) such other title and survey exceptions as Lender has approved or may approve in writing in Lender’s sole discretion. “Permitted Equipment Leases” shall mean equipment leases or other similar instruments entered into with respect to the Personal Property; provided, that, in each case, such equipment leases or similar instruments (i) are entered into on commercially reasonable terms and conditions in the ordinary course of Borrower’s business and (ii) relate to Personal Property which is (A) used in connection with the operation and maintenance of the applicable Individual Property in the ordinary course of Borrower’s business and (B) readily replaceable without material interference or interruption to the operation of the applicable Individual Property.

{12282340:5} 26 “Permitted Investments” shall mean “permitted investments” as then defined and required by the Rating Agencies. “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, real estate investment trust, unincorporated association, any other entity, any Governmental Authority and any fiduciary acting in such capacity on behalf of any of the foregoing. “Personal Property” shall have the meaning set forth in the granting clause of the Security Instrument. “Plan” shall mean that certain the Second Amended Combined Disclosure Statement and Chapter 11 Plan of Reorganization of Hartman SPE, LLC [Docket No. 639], as confirmed by the United States Bankruptcy Court for the District of Delaware by order dated February 26, 2024 [Docket No. 645] in Hartman SPE, LLC’s chapter 11 case, Case No. 23-11452 (MFW). “Policies” shall have the meaning set forth in the Senior Loan Agreement. “Prepayment Notice” shall have the meaning specified in Section 2.7(a) hereof. “Prime” shall mean the rate of interest published in The Wall Street Journal from time to time as the “Prime Rate.” If more than one “Prime Rate” is published in The Wall Street Journal for a day, the average of such “Prime Rates” shall be used, and such average shall be rounded up to the nearest 1/100th of one percent (0.01%). If The Wall Street Journal ceases to publish the “Prime Rate,” Lender shall select an equivalent publication that publishes such “Prime Rate,” and if such “Prime Rates” are no longer generally published or are limited, regulated or administered by a governmental or quasigovernmental body, then Lender shall select a comparable interest rate index. “Prime Floor” shall mean the Benchmark Floor. “Prime Rate” shall mean the sum of (i) the greater of (A) Prime and (B) the Prime Floor, and (ii) the Prime Spread. “Prime Rate Loan” shall mean the Loan at such time as interest thereon accrues at a rate of interest based upon Prime pursuant to Section 2.5 hereof. “Prime Spread” shall mean the difference (expressed as the number of basis points) between (a) the Benchmark Rate on the Determination Date that the Benchmark was last applicable to the Loan and (b) Prime on the Determination Date that the Benchmark was last applicable to the Loan; provided, however, in no event shall such difference be a negative number. “Prohibited Entity” shall mean any Person which (i) is a statutory trust organized under 12 Del.C. § 3801 et seq. (or any successor statute thereto), or under any similar state or federal law, (ii) is a Crowdfunded Person or (iii) owns a direct or indirect interest in Borrower, any SPE Component Entity or the Property through a tenancy-in-common or other similar form of ownership interest.

{12282340:5} 27 “Prohibited Transfer” shall mean (i) a Sale or Pledge of the Property or any part thereof or any legal or beneficial interest therein, including, without limitation, any interest in the Loan and/or Loan Documents or in the Senior Loan and/or the Senior Loan Documents (but excluding any Permitted Encumbrance), (ii) a Sale or Pledge of an interest in any Restricted Party and/or (iii) Borrower’s acquisition of any real property in addition to the real property owned by Borrower as of the Closing Date. A Prohibited Transfer shall include, but not be limited to, (A) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (B) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a Tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower’s right, title and interest in and to any (1) Leases or any Rents or (2) Property Documents; (C) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation’s stock or the creation or issuance of new stock in one or a series of transactions; (D) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Sale or Pledge of the partnership interest of any general or limited partner or any profits or proceeds relating to such partnership interests or the creation or issuance of new limited partnership interests; (E) if a Restricted Party is a limited liability company, any division, merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) or the Sale or Pledge of the membership interest of any member or any profits or proceeds relating to such membership interest, or the creation or issuance of new membership interests; (F) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests; (G) the removal or the resignation of Manager (including, without limitation, an Affiliated Manager) or the engagement of a new Manager, in each case, other than in accordance with the terms and conditions of this Agreement; (H) if Borrower enters into, or the Property is subjected to, any PACE Loan; (I) the incurrence of any mezzanine (or similar) financing secured by a pledge of, or other lien on, any direct or indirect interests in Borrower; or (J) any action for partition of the Property (or any portion thereof or interest therein) or any similar action instituted or prosecuted by Borrower or by any other Person, pursuant to any contractual agreement or other instrument or under applicable law (including, without limitation, common law) and/or any other action instituted by (or at the behest of) Borrower or its Affiliates or consented to or acquiesced in by Borrower or its Affiliates which results in a Property Document Event. “Property” shall mean, collectively, all of the Individual Properties. For the avoidance of doubt, Property and Individual Properties may be used interchangeably. “Property Document” shall mean, individually and collectively, each REA. “Property Document Event” shall mean any event which would, directly or indirectly, cause a termination, termination right, right of first refusal, first offer or any other similar right, cause any termination fees to be due or would cause a Material Adverse Effect to occur under any Property Document (in each case, beyond any applicable notice and cure periods under the applicable Property Document); provided, however, any of the foregoing shall not be deemed a Property Document Event to the extent Lender’s prior written consent is obtained with respect to the same.

{12282340:5} 28 “Property Document Provisions” shall mean the representations, covenants and other terms and conditions of this Agreement and the other Loan Documents related to, in each case, any Property Document and/or other related matters (including, without limitation, Sections 3.32 and 4.25 of this Agreement). “Provided Information” shall mean any information provided by or on behalf of any Borrower Party in connection with the Loan, the Property, such Borrower Party and/or any related matter or Person. “Prudent Lender Standard” shall, with respect to any matter, be deemed to have been met if the matter in question (i) prior to a Securitization, is reasonably acceptable to Lender and (ii) after a Securitization, (A) if permitted by REMIC Requirements applicable to such matter, would be reasonably acceptable to Lender or (B) if the Lender discretion in the foregoing subsection (A) is not permitted under such applicable REMIC Requirements, would be acceptable to a prudent lender of securitized commercial mortgage loans. “Qualified Management Agreement” shall mean a management agreement with a Qualified Manager with respect to the Property which is approved by Lender in writing (which such approval may be conditioned upon Lender's receipt of (i) a Rating Agency Confirmation with respect to such management agreement and (ii) if such Qualified Manager is an Affiliated Manager, and a Non-Consolidation Opinion has been previously provided to Lender, a New Non-Consolidation Opinion with respect to such management agreement). “Qualified Manager” shall mean a Person approved by Lender in writing (which such approval may be conditioned upon Lender's receipt of (i) a Rating Agency Confirmation with respect to such Person and (ii) if such Person is an Affiliated Manager, and a Non-Consolidation Opinion has been previously provided to Lender, a New Non-Consolidation Opinion with respect to such Person). “Rating Agencies” shall mean each of S&P, Moody’s, Fitch, DBRS, Inc., Kroll Bond Ratings and Morningstar Credit Ratings, LLC and any other nationally-recognized statistical rating agency designated by Lender (and any successor to any of the foregoing) in connection with and/or in anticipation of any Secondary Market Transaction. “Rating Agency Confirmation” shall mean a written affirmation from each of the Rating Agencies that the credit rating of the Securities given by such Rating Agency immediately prior to the occurrence of the event with respect to which such Rating Agency Confirmation is sought will not be qualified, downgraded or withdrawn as a result of the occurrence of such event, which affirmation may be granted or withheld in such Rating Agency’s sole and absolute discretion; provided, however, (i) if a Securitization has occurred and either (A) any Rating Agency fails to respond to any request for a Rating Agency Confirmation with respect to such event or otherwise elects (verbally or in writing) not to consider such event or (B) Lender (or Servicer) is not required to and has elected not to obtain (or cause to be obtained) a Rating Agency Confirmation with respect to such event, in each case, pursuant to and in compliance with the Securitization’s pooling and servicing agreement (or similar agreement), then, notwithstanding anything contained in this Agreement to the contrary, Lender’s written approval of such event shall be required in lieu of a Rating Agency

{12282340:5} 29 Confirmation, in the case of clause (i)(A) above, from such Rating Agency or Rating Agencies (only) or, in the case of clause (i)(B) above, from each of the Rating Agencies or (ii) if a Securitization has not occurred, then, notwithstanding anything contained in this Agreement to the contrary, the term “Rating Agency Confirmation” shall be deemed instead to require Lender’s written approval of such event. In the event that either of clause (i) or (ii) of the foregoing proviso applies, Lender’s approval shall be based on Lender’s good faith determination of applicable Rating Agency standards and criteria, unless Lender has an independent approval right in respect of such event pursuant to the other terms of this Agreement or the other Loan Documents, in which case the discretion afforded to Lender in connection with such independent approval right shall apply. “REA” shall have the meaning set forth in the Senior Loan Agreement. “Register” shall have the meaning set forth in Section 9.7 hereof. “Registrar” shall have the meaning set forth in Section 9.7 hereof. “Registration Statement” shall mean the registration statement relating to a Securitization. “Regulation AB” shall mean Regulation AB under the Securities Act and the Exchange Act, as such Regulation may be amended from time to time. “Related Loan” shall mean a loan to an Affiliate of Borrower or secured by a Related Property, that is included in a Securitization with the Loan (or any portion thereof or interest therein). “Related Property” shall mean a parcel of real property, together with improvements thereon and personal property related thereto, that is “related” within the meaning of the definition of Significant Obligor, to the Property. “Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor thereto. “REMIC Opinion” shall mean, as to any matter, an opinion as to the compliance of such matter with applicable REMIC Requirements (which such opinion shall be, in form and substance and from a provider, in each case, reasonably acceptable to Lender and acceptable to the Rating Agencies). “REMIC Requirements” shall mean any applicable legal requirements relating to any REMIC Trust (including, without limitation, those relating to the continued treatment of the Loan (or the applicable portion thereof and/or interest therein) as a “qualified mortgage” held by such REMIC Trust, the continued qualification of such REMIC Trust as such under the IRS Code, the non-imposition of any tax on such REMIC Trust under the IRS Code (including, without limitation, taxes on “prohibited transactions” and “contributions”) and any other constraints, rules and/or other regulations and/or requirements relating to the servicing, modification and/or other similar matters with respect to the Loan (or any portion thereof and/or

{12282340:5} 30 interest therein) that may now or hereafter exist under applicable legal requirements (including, without limitation under the IRS Code)). “REMIC Trust” shall mean any “real estate mortgage investment conduit” within the meaning of Section 860D of the IRS Code that holds any interest in all or any portion of the Loan. “Rents” shall have the meaning set forth in the Security Instrument. “Replacement Interest Rate Cap Agreement” shall have the meaning set forth in Section 2.8(c) hereof. “Responsible Officer” means with respect to a Person, the chairman of the board, president, chief operating officer, chief financial officer, treasurer or vice president of such Person or such other similar officer of such Person reasonably acceptable to Lender. “Restoration” shall have the meaning set forth in the Senior Loan Agreement. “Restoration Threshold” (x) so long as the Senior Loan is outstanding, shall have the meaning set forth in the Senior Loan Agreement, or otherwise (y) shall mean an amount equal to 5% of the outstanding principal amount of the Loan multiplied by the Allocated Loan Ratio for the affected Individual Property. “Restricted Party” shall mean Borrower, Sponsor, Guarantor, any SPE Component Entity, any Affiliated Manager, or any shareholder, partner, member or non-member manager, or any direct or indirect legal or beneficial owner of Borrower, Sponsor, Guarantor, any SPE Component Entity, any Affiliated Manager or any non-member manager. “Sale or Pledge” shall mean a voluntary or involuntary sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, grant of any options with respect to, or any other transfer or disposition (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of a legal or beneficial interest. “Satisfactory Replacement Guarantor” shall have the meaning set forth in Section 6.4. “Secondary Market Transaction” shall have the meaning set forth in Section 9.1 hereof. “Securities” shall have the meaning set forth in Section 9.1 hereof. “Securities Act” shall mean the Securities Act of 1933, as amended. “Securitization” shall have the meaning set forth in Section 9.1 hereof. “Security Instrument” shall mean that certain second priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of the date hereof, executed and delivered by Borrower as security for the Loan and encumbering the

{12282340:5} 31 Property, as any of the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Senior Lender” shall mean BSPRT CRE Finance, LLC, a Delaware limited liability company, in its capacity as lender under the Senior Loan, and its successors and/or assigns (to the extent permitted under the Senior Loan Co-Lender Agreement). “Senior Loan” shall mean that certain first mortgage loan in the original principal amount of $120,000,000.00 made by Senior Lender to Borrower. “Senior Loan Agreement” shall mean that certain Loan Agreement dated as of even date herewith between Senior Lender and Borrower in respect of the Senior Loan. “Senior Loan Co-Lender Agreement” shall mean that certain co-lender or other similar agreement by and between Lender and Senior Lender relating to the Loan and the Senior Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with its terms. “Senior Loan Documents” shall mean the documents, certificates and instruments evidencing, securing or otherwise executed in connection with the Senior Loan (as the same exist as of the date hereof and as the same may be amended, restated, replaced, supplemented or otherwise modified, in each case, in accordance with the express terms thereof and of the Senior Loan Co-Lender Agreement). “Senior Loan Event of Default” shall mean the occurrence of an “Event of Default” as such term is defined in the Senior Loan Agreement. “Senior Loan Monthly Debt Service” shall mean, with respect to any particular period of time, regularly scheduled monthly principal (if applicable) and interest payments due under the Junior Loan Documents. “Senior Loan Note” shall mean that certain Promissory Note dated of even date herewith by Borrower to Senior Lender in the original principal amount of $120,000,000.00 in respect of the Senior Loan. “Servicer” shall have the meaning set forth in Section 9.4 hereof. “Servicing Agreement” shall have the meaning set forth in Section 9.4 hereof. “Severed Loan Documents” shall have the meaning set forth in Article 10. “Significant Obligor” shall have the meaning set forth in Item 1101(k) of Regulation AB under the Securities Act. “SPE Component Entity” shall have the meaning set forth on Exhibit C attached hereto. “Sponsor” shall mean Guarantor.

{12282340:5} 32 “Springing Member LLC” shall mean a Delaware limited liability company properly structured in accordance with applicable Rating Agency criteria with at least one springing member that shall, upon the dissolution, withdrawal or disassociation of such limited liability company’s last remaining member, immediately become the sole member of such limited liability company. “S&P” shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. “State” shall mean the state in which the Property or any part thereof is located. “Strike Rate” shall mean five and one-half percent (5.50%), subject to the provisions of Section 2.8(g) hereof. “Subject Transaction” shall mean Borrower’s acquisition of each Individual Property. “Substitution” shall have the meaning set forth in Section 6.4. “Survey” shall mean that certain survey of the Property certified and delivered to Lender in connection with the closing of the Loan. “Syndication” shall have the meaning set forth in Section 9.7 hereof. “Tax Account” shall have the meaning set forth in the Senior Loan Agreement. “Taxes” shall mean all taxes, assessments, water rates, sewer rents, and other governmental impositions, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof. “Tenant” shall mean any Person leasing, subleasing or otherwise occupying any portion of the Property under a Lease or other occupancy agreement. “Term SOFR” shall mean, with respect to each Interest Period, the rate identified as “1 Month CME Term SOFR” by the Term SOFR Administrator on the CME Market Data Platform https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html (or any successor source for the rate currently identified as “1 Month CME Term SOFR” identified as such by the Term SOFR Administrator from time to time) as of 6:00 a.m. (New York City time) on the Determination Date (rounded upwards, if necessary, to the nearest 1/100th of 1%). “Term SOFR Administrator” means CME Group Benchmark Administration Limited or a successor administrator of the rate currently identified as “1 Month CME Term SOFR” that has been broadly adopted by the commercial real estate finance industry as a successor administrator of such rate, as determined by Lender in good faith. “Term SOFR Business Day” means any day except for a Saturday, Sunday, a day on which the Securities Industry and Financial Markets Association recommends that the fixed

{12282340:5} 33 income departments of its members be closed for the entire day for purposes of trading in U.S. governmental securities or a day for and on which the Term SOFR Administrator is not required to publish Term SOFR in accordance with the applicable guidelines, rules or requirements for, or announcements regarding, the publication of Term SOFR as issued and in force by, or with respect to, the Term SOFR Administrator from time to time. “Title Insurance Policy” shall mean, individually and collectively, each ALTA (or TLTA, as applicable) mortgagee title insurance policy issued with respect to the Property and insuring the lien of the Security Instrument. “UCC” or “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in the State. “Unaffiliated Third Party” shall mean any Person (including, without limitation, the press or media, any bank, savings association, corporation, company, limited liability company, group, partnership, trust or other business entity or any individual), but specifically excluding any Restricted Party, Manager, and any Lender Party. “Underwritable Cash Flow” shall have the meaning set forth in the Senior Loan Agreement; provided, however, that the same shall be calculated, for purposes hereunder, by Lender (as opposed to Senior Lender), and Lender’s calculation thereof (including determination of items that do not qualify as Operating Expenses) shall be made in good faith and shall be final absent manifest error. “Underwriting Adjustments” shall have the meaning set forth in the Senior Loan Agreement; provided, however, that the same shall be calculated, for purposes hereunder, by Lender (as opposed to Senior Lender), and Lender’s calculation thereof shall be made in good faith and shall be final absent manifest error. “Underwriter Group” shall mean Lender Affiliate, any other placement agent or underwriter with respect to the applicable Securitization, each of their respective directors and each Person who controls the applicable Lender Affiliate or any other placement agent or underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act. “Updated Information” shall have the meaning set forth in Section 9.1 hereof. “U.S. Obligations” shall mean direct full faith and credit obligations of the United States of America that are not subject to prepayment, call or early redemption. “Violations” shall mean those municipal code violations specified on Schedule 3 attached hereto. Section 1.2 Principles of Construction. All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word “including” shall mean “including, without limitation” unless the context shall indicate otherwise. Unless otherwise specified, the

{12282340:5} 34 words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. References herein to the Property “or any portion thereof” and words of similar import shall, as applicable, be deemed to refer to any portion of the Property taken as a whole (including any Individual Property) and to any portion of any Individual Property. ARTICLE 2 GENERAL TERMS Section 2.1 No Loan Commitment. Except as expressly and specifically set forth herein, Lender has no obligation or other commitment to loan any funds to Borrower or otherwise make disbursements to Borrower. Borrower hereby waives any right Borrower may have to make any claim to the contrary. Section 2.2 The Loan. Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date. Section 2.3 Disbursement to Borrower. Borrower may request and receive only one borrowing hereunder in respect of the Loan. Any amount borrowed and repaid hereunder in respect of the Loan may not be re-borrowed. Section 2.4 The Note and the other Loan Documents. The Loan shall be evidenced by the Note and this Agreement and secured by this Agreement and the other Loan Documents. Section 2.5 Interest Rate. (a) Interest on the outstanding principal balance of the Loan shall accrue from the Closing Date at the Interest Rate until repaid in accordance with the applicable terms and conditions hereof. (b) The following additional provisions shall apply and, subject to Section 2.5(c) hereof, the Interest Rate shall be determined in accordance with this Section 2.5(b): (i) Subject to the terms and conditions hereof, the Loan shall be a Benchmark Rate Loan, and the Interest Rate with respect to each Interest Period shall be the Benchmark Rate, unless the Loan is converted to (and for so long as the Loan remains) a Prime Rate Loan pursuant to the provisions hereof, in which case the Interest Rate with respect to the applicable Interest Period shall be the Prime Rate. Notwithstanding any provision of this Agreement to the contrary, in no event shall Borrower have the right to convert a Benchmark Rate Loan to a Prime Rate Loan, or vice versa. (ii) Any change in the rate of interest hereunder due to (A) a change in the Benchmark or Prime, as applicable, or (B) a conversion of the Loan from a

{12282340:5} 35 Benchmark Rate Loan to a Prime Rate Loan, or vice versa, shall, in each such case, become effective as of the opening of business on the first day on which such change or conversion shall become effective. (iii) Subject to the final sentence of this clause (iii), upon the occurrence of a Benchmark Unavailability Event, Lender shall forthwith give notice thereof (which notice may be given by telephone, confirmed in writing) to Borrower at least one (1) day prior to the last day of the related Interest Period. If such notice is given, then the related outstanding Benchmark Rate Loan shall be converted, on the last day of the then current Interest Period, to a Prime Rate Loan and Borrower shall cooperate with any and all reasonable requests of Lender to make any necessary changes to this Agreement or the other Loan Documents to conform the same to such change in the interest rate hereunder. Notwithstanding the foregoing, in the event that both a Benchmark Unavailability Event and a Benchmark Transition Event have occurred, the provisions of this Agreement relating to the Benchmark Transition Event shall govern and control unless a Benchmark Unavailability Event has also occurred with respect to the applicable Benchmark Replacement, in which case the provisions of this Agreement relating to the Benchmark Unavailability Event shall govern and control. (iv) Subject to the final sentence of this clause (iv), if, pursuant to the terms hereof, any portion of the Loan has been converted to a Prime Rate Loan and Lender shall determine that the event(s) or circumstance(s) which resulted in such conversion shall no longer be applicable, Lender shall give notice of such determination (which notice may be given by telephone, confirmed in writing), to Borrower at least one (1) day prior to the last day of the related Interest Period. If such notice is given, the related outstanding Prime Rate Loan shall be converted to a Benchmark Rate Loan on the last day of the then current Interest Period. Notwithstanding the foregoing, in the event that a Benchmark Transition Event has occurred, the provisions of this Agreement relating to the Benchmark Transition Event shall govern and control. (v) Upon the occurrence of a Benchmark Transition Event, the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder as of the applicable Benchmark Transition Date, without the need for any amendment to, or further action or consent of any other party to, this Agreement or any of the other Loan Documents, and from and after such Benchmark Transition Date the Loan shall continue to be deemed to be a Benchmark Rate Loan, bearing interest at the new Benchmark. In no event shall Borrower have the right to change the Benchmark, or to unilaterally implement any Benchmark Replacement Adjustment. (vi) In connection with any Benchmark Transition Event, Lender shall have the right to make Benchmark Replacement Conforming Changes to this Agreement or any of the other Loan Documents from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any such Benchmark Replacement Conforming Changes will become effective

{12282340:5} 36 without any further action or consent of Borrower, Guarantor, or any other Person. In addition, within ten (10) Business Days after request by Lender, Borrower shall execute, acknowledge, and deliver, at Borrower’s cost and expense, all further acts, deeds, conveyances, assignments, financing statements, transfers, documents, agreements, assurances, and such other instruments as Lender may reasonably require from time to time in such manner as Lender determines is reasonably necessary to implement any applicable Benchmark Replacement Conforming Changes. In no event shall Borrower have the right to unilaterally implement any Benchmark Replacement Conforming Changes. (vii) Lender shall promptly notify Borrower of (A) any occurrence of a Benchmark Transition Event and its related Benchmark Transition Date, (B) the implementation of any Benchmark Replacement and related Benchmark Replacement Adjustment and (C) the implementation of any Benchmark Replacement Conforming Changes; provided, however, that the failure of Lender to deliver any such notice to Borrower shall not in any way undermine the effectiveness of any of the foregoing. Any determination, decision or election made by Lender pursuant to, or in connection with, this Section 2.5 (including, without limitation, any determination with respect to a tenor, rate or adjustment, or of the occurrence or non-occurrence of an event, circumstance or date, or any decision to take or refrain from taking any action, or to make or refrain from making any election or selection) will be conclusive and binding on Borrower and all other parties to the Loan Documents, absent manifest error, and may be made in Lender’s sole discretion and without consent from, or consultation with, Borrower, Guarantor, or any other Person. (viii) All payments made by Borrower hereunder shall be made free and clear of, and without reduction for or on account of, any and all present or future taxes, levies, imposts, duties, charges, fees, deductions, reserves or withholdings imposed, levied, collected, withheld or assessed by any Governmental Authority, including any interest, additions to tax, or penalties applicable thereto, excluding (a) net income, franchise and branch profits taxes (x) imposed as a result of Lender being organized under the laws of, or having its principal office or applicable lending office located in, the jurisdiction imposing such tax (or any political subdivision thereof) or (y) that are imposed as a result of a present or former connection between Lender and the jurisdiction imposing such tax (other than connections arising from Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in the Loan or Loan Document), (b) U.S. federal withholding taxes imposed on amounts payable to or for the account of Lender with respect to an applicable interest in the Loan (other than pursuant to an assignment request by Borrower) or Lender changes its lending office, except in each case to the extent that, pursuant to this Section 2.5(b)(viii), amounts with respect to such taxes were payable either to Lender’s assignor immediately before Lender became a party hereto or to Lender immediately before it changed its lending office, (c) taxes attributable to Lender’s

{12282340:5} 37 failure to comply with Section 2.5(b)(xii) below, and (d) any withholding taxes imposed under FATCA (such non-excluded taxes being referred to collectively as “Foreign Taxes”). If any Foreign Taxes are required to be withheld from any amounts payable to Lender hereunder, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all Foreign Taxes) interest or any such other amounts payable hereunder at the rate or in the amounts specified hereunder. Whenever any Foreign Tax is payable pursuant to applicable law by Borrower, as promptly as possible thereafter, Borrower shall send to Lender an original official receipt, if available, or certified copy thereof showing payment of such Foreign Tax. Borrower hereby indemnifies Lender for any incremental taxes, interest or penalties that may become payable by Lender which may result from any failure by Borrower to pay any such Foreign Tax when due to the appropriate taxing authority or any failure by Borrower to remit to Lender the required receipts or other required documentary evidence. Borrower shall indemnify Lender, within 10 days after demand therefor, for the full amount of any Foreign Taxes (including Foreign Taxes imposed or asserted on or attributable to amounts payable under this Section 2.5(b)(viii)) payable or paid by Lender or required to be withheld or deducted from a payment to Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Foreign Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error. All amounts payable under this Section 2.5(b)(viii) shall constitute additional interest hereunder and shall be secured by the Security Instrument and the other Loan Documents. The provisions of this Section 2.5(b)(viii) shall survive any payment or prepayment of the Loan and any foreclosure or satisfaction of the Security Instrument. Any reference under this Section 2.5(b)(viii) to “Lender” shall be deemed to include any participant, Co- Lender and any assignees. (ix) If any Change in Law shall hereafter make it unlawful for Lender to make or maintain a Benchmark Rate Loan at the then-applicable Benchmark as contemplated hereunder, then (A) the obligation of Lender hereunder to make such a Benchmark Rate Loan, or to convert a Prime Rate Loan to a such a Benchmark Rate Loan, shall be canceled forthwith and (B) any outstanding Benchmark Rate Loan shall be converted automatically to a Prime Rate Loan on the last day of the then current Interest Period or within such earlier period as required by law. Borrower hereby agrees to promptly pay to Lender, within ten (10) Business Days after written demand, any additional amounts necessary to compensate Lender for any reasonable costs incurred by Lender in making any conversion in accordance with this Agreement, including, without limitation, any interest or fees payable by Lender to lenders of funds obtained by it in order to make or maintain such Benchmark Rate Loan hereunder. Lender’s notice of such costs, as certified to Borrower, shall be conclusive absent manifest error. (x) If any Change in Law:

{12282340:5} 38 (A) shall hereafter impose, modify or hold applicable any reserve, capital adequacy, tax, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Lender which is not otherwise included in the determination of the Benchmark hereunder; (B) shall hereafter have the effect of reducing the rate of return on Lender’s capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender’s policies with respect to capital adequacy) by any amount deemed by Lender to be material; or (C) shall hereafter impose on Lender any other condition, and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining loans or extensions of credit or to reduce any amount receivable hereunder; then, in any such case, Borrower shall promptly pay Lender, upon demand, any additional amounts necessary to compensate Lender for such additional cost or reduced amount receivable as determined by Lender. If Lender becomes entitled to claim any additional amounts pursuant to this subsection, Lender shall provide Borrower with not less than thirty (30) days’ notice specifying in reasonable detail the event by reason of which it has become so entitled and the additional amount required to fully compensate Lender for such additional cost or reduced amount. A certificate as to any additional costs or amounts payable pursuant to the foregoing sentence submitted by Lender to Borrower shall be conclusive in the absence of manifest error. This provision shall survive payment of the Note and the satisfaction of all other obligations of Borrower under this Agreement and the other Loan Documents. (xi) Borrower agrees to indemnify Lender and to hold Lender harmless from any loss or expense which Lender sustains or incurs (A) to the extent resulting from any default by Borrower in payment of the principal of, or interest on, a Benchmark Rate Loan, including, without limitation, such loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by Lender in order to maintain such Benchmark Rate Loan, (B) as a consequence of any prepayment (whether voluntary or mandatory) of the Benchmark Rate Loan on a day that is not the last day of an Interest Period, including, without limitation, such loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the Benchmark Rate Loan hereunder and (C) as a consequence of the conversion (for any reason whatsoever, whether voluntary or involuntary) of the Interest Rate from the Benchmark Rate to the Prime Rate with respect to any portion of the outstanding principal amount of the Loan then bearing interest at the Benchmark Rate on a date other than the last day of an Interest Period, including, without limitation, such loss or expenses arising

{12282340:5} 39 from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain a Benchmark Rate Loan hereunder (the amounts referred to in clauses (A), (B) and (C) are herein referred to collectively as the “Breakage Costs”); provided, however, Borrower shall not indemnify Lender from any loss or expense arising from Lender’s willful misconduct or gross negligence. This provision shall survive payment of the Note in full and the satisfaction of all other obligations of Borrower under this Agreement and the other Loan Documents. (xii) If Lender is a U.S. Person (other than the lender originally named herein), Lender shall deliver to Borrower, on or about the date on which it becomes Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), two executed copies of Form W-9 certifying that it is not subject to U.S. federal backup withholding tax (unless it establishes to the reasonable satisfaction of Borrower that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax). If Lender is not a U.S. Person, Lender shall deliver to Borrower, to the extent legally entitled to do so, on or about the date on which it becomes Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), whichever of the following is applicable: (A) two executed copies Form W-8BEN or W-8BEN- E, establishing an exemption from U.S. federal withholding tax under an applicable tax treaty, (B) two executed copies of Form W-8ECI, (C) if Lender is claiming the benefits of the exemption for portfolio interest under Section 881(c) of the IRS Code, (x) a certificate to the effect that Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the IRS Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the IRS Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the IRS Code (a “U.S. Tax Compliance Certificate”) and (y) two executed copies of Form W-8BEN or IRS Form W‑8BEN-E, or (D) two executed copies of Form W-8IMY, accompanied by Forms W-8BEN, W- 8BEN-E, W-9, and U.S. Tax Compliance Certificates, for each beneficial owner, as applicable. If a payment made to Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if Lender were to fail to comply with the applicable reporting requirements of FATCA, Lender shall deliver to Borrower at the time or times prescribed by law and at such time or times reasonably requested by Borrower such documentation prescribed by applicable law for Borrower to comply with its obligations under FATCA. Solely for purposes of the preceding sentence, “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower in writing of its legal inability to do so. Any reference under this Section 2.5(b)(xii) to “Lender” shall be deemed to include any participant, Co- Lender and any assignees. (c) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal balance of the Loan and, to the extent permitted by applicable Legal Requirements, overdue interest in respect of the

{12282340:5} 40 Loan, shall, at Lender’s election, accrue interest at the Default Rate, calculated from the date the Default occurred which led to such Event of Default, without regard to any grace or cure periods contained herein. Interest at the Default Rate shall be paid immediately upon demand, which demand may be made as frequently as Lender shall elect. (d) Interest on the outstanding principal balance of the Loan shall be calculated by multiplying (i) the actual number of days elapsed in the period for which the calculation is being made by (ii) a daily rate based on a three hundred sixty (360) day year (that is, the Interest Rate or the Default Rate, as then applicable, expressed as an annual rate divided by 360) by (iii) the outstanding principal balance of the Loan. The accrual period for calculating interest due on each Monthly Payment Date shall be the Interest Period in which such Monthly Payment Date falls. Borrower understands and acknowledges that such interest accrual requirement results in more interest accruing on the Loan than if either a thirty (30) day month and a three hundred sixty (360) day year or the actual number of days and a three hundred sixty-five (365) day year were used to compute the accrual of interest on the Loan. (e) This Agreement and the other Loan Documents are subject to the express condition that at no time shall Borrower be required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding. (f) In the event of a conversion of the Loan from a Benchmark Rate Loan to a Prime Rate Loan, or vice versa, or the replacement of the then-applicable Benchmark with a Benchmark Replacement, Borrower shall pay to Lender, upon demand, any additional amounts necessary to compensate Lender for out-of-pocket costs and expenses in making such conversion or replacement in accordance with this Section 2.5. Section 2.6 Loan Payments. (a) Borrower shall make a payment to Lender of interest only (calculated using the Closing Date as the Determination Date) on the Closing Date for the period from the Closing Date through and including the next succeeding fourteenth (14th) day of a calendar month, whether such fourteenth (14th) day shall occur in the calendar month in which the Closing Date occurs or in the month immediately succeeding the month in

{12282340:5} 41 which the Closing Date occurs (unless the Closing Date is the fifteenth (15th) day of a calendar month, in which case no such separate payment of interest shall be due). Each interest accrual period (the “Interest Period”) thereafter shall commence on the fifteenth (15th) day of each calendar month during the term of the Loan and shall end on and include the fourteenth (14th) day of the next occurring calendar month. No Interest Period shall be shortened by reason of any payment of the Loan prior to the expiration of such Interest Period. (b) On each Monthly Payment Date throughout the term of the Loan, Borrower shall make a payment to Lender of interest accruing on the outstanding principal balance of the Loan during the Interest Period in which such Monthly Payment Date occurs (each such payment, a “Monthly Debt Service Payment”), which payments shall be applied to accrued and unpaid interest. (c) Borrower shall pay to Lender on the Maturity Date the outstanding principal balance of the Loan, all accrued and unpaid interest and all other amounts due hereunder and under the Note, the Security Instrument and the other Loan Documents. (d) If any principal, interest or any other sum due under the Loan Documents, other than the payment of principal due on the Maturity Date, is not paid by Borrower on the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of (i) five percent (5%) of such unpaid sum and (ii) the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Security Instrument and the other Loan Documents. (e) Additionally: (i) Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Lender not later than 1:00 P.M., New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at Lender’s office, and any funds received by Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day. (ii) Whenever any payment to be made hereunder or under any other Loan Document shall be stated to be due on a day which is not a Business Day, the due date thereof shall be deemed to be the immediately preceding Business Day. (iii) All payments required to be made by Borrower hereunder or under the Note or the other Loan Documents shall be made irrespective of, and without deduction for, any setoff, claim or counterclaim and shall be made irrespective of any defense thereto.

{12282340:5} 42 (iv) Lender shall have the right one time during the term of the Loan, in its sole discretion, upon not less than thirty (30) days prior written notice to Borrower, to change the Monthly Payment Date to a different calendar day each month which is not earlier than the first (1st) of the calendar month and is not more than ten (10) days later than the originally scheduled Monthly Payment Date of each calendar month; provided, however, that (A) if Lender shall have elected to change the Monthly Payment Date as aforesaid, Lender shall have the option, but not the obligation, to adjust the Interest Period correspondingly and (B) if Lender shall have elected to change the Monthly Payment Date as aforesaid to any calendar day earlier than the originally scheduled Monthly Payment Date of each calendar month, Borrower shall have a grace period for any amounts due on a Monthly Payment Date through the originally scheduled Monthly Payment Date of each calendar month. Section 2.7 Prepayments. (a) Except as otherwise provided in this Section 2.7 hereof and subject to the provisions of the Senior Loan Agreement, Borrower shall not have the right to prepay the Loan in whole or in part. On or after the Open Period Start Date, Borrower may, provided no Event of Default has occurred and is continuing, at its option and upon not less than forty-five (45) days (and not more than ninety (90) days) prior notice (except in the case of a Partial Release, in which case such notice shall be given in accordance with Section 6.7) to Lender (a “Prepayment Notice”), which notice must specify the date on which such prepayment is to be made, prepay the Debt in whole (but not in part other than partial prepayments made in connection with any Partial Release consummated in accordance with Section 6.7 hereof) on any date (other than a date from, and including, the tenth (10th) day of a calendar month through, and including, the fourteenth (14th) day of a calendar month); provided that such prepayment is accompanied by payment of the Breakage Costs, the Exit Fee and the Minimum Interest Payment, in each case to the extent applicable. In addition to the foregoing, any prepayment received by Lender shall include interest which would have accrued thereon through the remainder of the Interest Period in which such prepayment occurs (such amounts, the “Interest Shortfall”). Lender shall not be obligated to accept any prepayment unless Borrower has delivered the Prepayment Notice required hereunder and such prepayment is accompanied by payment of the Breakage Costs, the Exit Fee, the Minimum Interest Payment, in each case to the extent applicable, and the applicable Interest Shortfall due in connection therewith, and Borrower has complied with the applicable provisions of the Senior Loan Agreement. Borrower hereby further agrees that, in the event Borrower delivers a Prepayment Notice and fails to prepay the Loan in accordance with the terms of this Section 2.7 on the date specified in such Prepayment Notice, Borrower shall (i) pay Lender all reasonable out-of-pocket costs and expenses incurred by Lender, including, without limitation, any Breakage Costs or similar expenses, as a result of such failure and (ii) be obligated to provide a new Prepayment Notice as a condition to any prepayment of the Loan pursuant to the requirements of this Section 2.7, except that such subsequent notice may be given with no less than thirty (30) days’ notice or such shorter period as may be reasonably approved by Lender.

{12282340:5} 43 (b) On each date on which Borrower is entitled, pursuant to the terms and conditions of the Senior Loan Agreement, to receive any Net Proceeds (i.e., such Net Proceeds are not required to be used for Restoration or to be applied to prepay the Senior Loan), Borrower shall, at Lender’s option, prepay the Debt in an amount equal to one hundred percent (100%) of such Net Proceeds. Any prepayment received by Lender under this Section 2.7(b) shall be accompanied by (i) any applicable Interest Shortfall, the applicable portion of the Exit Fee and any Breakage Costs, (ii) all other sums due and payable under the Loan Documents (including, without limitation, any amount due under Section 9.6 hereof), except that no Minimum Interest Payment shall be required in connection therewith, and (iii) all reasonable out-of-pocket costs and expenses incurred by Lender in connection with such prepayment. No prepayment premium or penalty (which shall not be deemed to include the Exit Fee, which shall be owed as provided for in this Agreement) shall be due in connection with any prepayment made pursuant to this Section 2.7(b). (c) If concurrently with or after an Event of Default (including, without limitation, after acceleration of the Debt), payment of all or any part of the principal of the Loan is tendered by or on behalf of Borrower (including, without limitation, by virtue of application of amounts held in any Account or any other cash collateral for the Loan by Lender pursuant to the terms and conditions of the Loan Documents), a purchaser at foreclosure or any other Person, (i) such tender shall be deemed a voluntary prepayment made in violation of, and in an attempt to circumvent, the prohibition against prepayment set forth herein and (ii) Borrower, such purchaser at foreclosure or other Person shall pay the Minimum Interest Payment, the Exit Fee and the Breakage Costs, in each case to the extent applicable, in addition to (A) the outstanding principal balance of the Loan, and (B) all accrued and unpaid interest and other amounts payable under the Loan Documents (including, without limitation, the Interest Shortfall). Notwithstanding anything to the contrary contained herein or in any other Loan Document, any prepayment of the Debt shall be applied to the Debt in such order and priority as may be determined by Lender in its sole discretion. (d) In all events and under all circumstances Borrower shall be obligated to pay to Lender minimum interest in an amount equal to $1,800,000.00 (the “Minimum Interest”). Upon prepayment or repayment in full of the Obligations or the acceleration thereof in accordance with the terms of any of the Loan Documents, Borrower shall pay to Lender an amount (such amount, the “Minimum Interest Payment”) equal to the positive difference, if any, between (i) the entire Minimum Interest, minus (ii) the aggregate total of all Monthly Debt Service Payments paid by Borrower during the term of the Loan (exclusive of any portions thereof constituting (A) interest accrued at the Default Rate in excess of the Interest Rate that would apply hereunder but for the existence of any Event of Default, or (B) payments of principal). In furtherance of the foregoing, Borrower expressly acknowledges and agrees that (x) Lender shall have no obligation to accept any prepayment or repayment of the Loan unless and until Borrower shall have complied with this Section 2.7(d), and (y) Lender shall have no obligation to release or, if requested by Borrower, assign the Note and Security Instrument upon payment of the Obligations unless and until Lender shall have received the entire Minimum Interest Payment. In the event that any Minimum Interest Payment is due

{12282340:5} 44 hereunder, Lender shall deliver to Borrower a statement setting forth the amount and determination of the Minimum Interest Payment, and, provided that Lender shall have in good faith applied the formula described above, Borrower shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of manifest error, which calculation may be made by Lender on any day during the fifteen (15) day period preceding the date of such prepayment. Lender shall not be obligated or required to have actually reinvested the prepaid principal balance at the Benchmark or otherwise as a condition to receiving the Minimum Interest Payment. Borrower expressly acknowledges and agrees that the Minimum Interest Payment shall constitute additional consideration for the Loan, and shall, upon payment, be the sole and exclusive property of Lender. Section 2.8 Interest Rate Cap Agreement. (a) Prior to or contemporaneously with the Closing Date, Borrower shall enter into an Interest Rate Cap Agreement with a Benchmark strike rate equal to the Strike Rate. The Interest Rate Cap Agreement (i) shall at all times be in a form and substance acceptable to Lender, (ii) shall at all times be with a Counterparty, (iii) shall at all times be for a period equal to the term of the Loan, and (iv) shall at all times have a notional amount equal to or greater than the face amount of the Note and shall at all times provide for the applicable Benchmark strike rate to be equal to the Strike Rate. Borrower shall direct such Counterparty to deposit directly into the Interest Rate Cap Reserve Account (or into such other Account as Lender may designate) any amounts due Borrower under such Interest Rate Cap Agreement so long as any portion of the Debt is outstanding, provided that the Debt shall be deemed to be outstanding if the Property is transferred by judicial or non-judicial foreclosure or deed-in-lieu thereof. Additionally, Borrower shall collaterally assign to Lender, pursuant to the Collateral Assignment of Interest Rate Cap Agreement, all of its right, title and interest in and to the Interest Rate Cap Agreement (and any replacements thereof), including, without limitation, its right to receive any and all payments under the Interest Rate Cap Agreement (and any replacements thereof), and Borrower shall, and shall cause Counterparty to, deliver to Lender a fully executed Interest Rate Cap Agreement (which shall, by its terms, authorize the assignment to Lender and require that payments be deposited directly into the Interest Rate Cap Reserve Account or into such other Account as Lender may designate). (b) Borrower shall comply with all of its obligations under the terms and provisions of the Interest Rate Cap Agreement. All amounts paid by the Counterparty under the Interest Rate Cap Agreement to Borrower or Lender shall be deposited immediately into the Interest Rate Cap Reserve Account (or into such other Account as Lender may designate). Borrower shall take all actions reasonably requested by Lender to enforce Lender’s rights under the Interest Rate Cap Agreement in the event of a default by the Counterparty and shall not waive, amend or otherwise modify any of its rights thereunder. (c) In the event of any downgrade, withdrawal or qualification of the rating of the Counterparty by any Rating Agency below (i) a long term rating of “A-” by S&P or (ii) a long term rating of “A3” by Moody’s, Borrower shall (x) replace the Interest Rate

{12282340:5} 45 Cap Agreement not later than ten (10) Business Days following receipt of notice of such downgrade, withdrawal or qualification with an Interest Rate Cap Agreement in form and substance reasonably satisfactory to Lender (and meeting the requirements set forth in this Section 2.8) (a “Replacement Interest Rate Cap Agreement”) from a Counterparty reasonably acceptable to Lender having a Minimum Counterparty Rating or (y) if provided for in such Interest Rate Cap Agreement, cause the Counterparty to deliver collateral to secure Borrower’s exposure under the Interest Rate Cap Agreement in such amount and pursuant to such terms as are acceptable to the Rating Agencies. (d) In the event that Borrower fails to purchase and deliver to Lender the Interest Rate Cap Agreement or fails to maintain the Interest Rate Cap Agreement in accordance with the terms and provisions of this Agreement, Lender may purchase the Interest Rate Cap Agreement and the cost incurred by Lender in purchasing such Interest Rate Cap Agreement shall be paid by Borrower to Lender with interest thereon at the Default Rate from the date such cost was incurred by Lender until such cost is reimbursed by Borrower to Lender. (e) Each Interest Rate Cap Agreement shall contain the following language or its equivalent: “In the event of any downgrade, withdrawal or qualification of the rating of the Counterparty below (i) a long term rating of “A-” by S&P or (ii) a long term rating of “A3” by Moody’s, the Counterparty must, within ten (10) business days, either (x) post collateral on terms acceptable to each Rating Agency and Borrower, or (y) find a replacement Counterparty, at the Counterparty’s sole cost and expense, acceptable to each Rating Agency and Borrower; provided that, notwithstanding such a downgrade, withdrawal or qualification, unless and until the Counterparty transfers the Interest Rate Cap Agreement to a replacement Counterparty pursuant to the foregoing clause (y), the Counterparty will continue to perform its obligations under the Interest Rate Cap Agreement. Failure to satisfy the foregoing shall constitute an “Additional Termination Event” as defined by Section 5(b)(v) of the ISDA Master Agreement, with the Counterparty as the “Affected Party.” In the event that a Counterparty is required pursuant to the terms of an Interest Rate Cap Agreement to (i) deliver collateral as specified in the applicable Interest Rate Cap Agreement, or (ii) find a replacement Counterparty, Borrower covenants and agrees that Borrower shall seek Lender’s approval with respect thereto and shall not approve or consent to the foregoing unless and until Borrower receives Lender’s prior written approval and shall approve or consent to the foregoing upon receipt of Lender’s prior written approval. Borrower’s failure to comply with the requirements of this Section 2.8(e) shall constitute, at Lender’s option, an immediate Event of Default. (f) Borrower shall obtain and deliver to Lender an opinion from counsel (which counsel may be in house counsel for the Counterparty) for the Counterparty (upon which Lender and its successors and assigns may rely) which shall provide, in relevant part, that: (i) the Counterparty is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and has the

{12282340:5} 46 organizational power and authority to execute and deliver, and to perform its obligations under, the Interest Rate Cap Agreement; (ii) the execution and delivery of the Interest Rate Cap Agreement by the Counterparty, and any other agreement which the Counterparty has executed and delivered pursuant thereto, and the performance of its obligations thereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or by-laws (or equivalent organizational documents) or any law, regulation or contractual restriction binding on or affecting it or its property; (iii) all consents, authorizations and approvals required for the execution and delivery by the Counterparty of the Interest Rate Cap Agreement, and any other agreement which the Counterparty has executed and delivered pursuant thereto, and the performance of its obligations thereunder have been obtained and remain in full force and effect, all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with any governmental authority or regulatory body is required for such execution, delivery or performance; and (iv) the Interest Rate Cap Agreement, and any other agreement which the Counterparty has executed and delivered pursuant thereto, has been duly executed and delivered by the Counterparty and constitutes the legal, valid and binding obligation of the Counterparty, enforceable against the Counterparty in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). (g) In the event of a conversion of the Loan from a Benchmark Rate Loan to a Prime Rate Loan, or vice versa, or the replacement of the Benchmark with a Benchmark Replacement, Borrower shall replace the Interest Rate Cap Agreement not later than ten (10) Business Days following the occurrence thereof with a Replacement Interest Rate Cap Agreement (or other hedge arrangement reasonably acceptable to Lender and generally accepted as industry standard, as reasonably determined by Lender) pursuant to the requirements of this Agreement and in form and substance reasonably acceptable to Lender (including, without limitation, with respect to the strike rate or swapped rate, as applicable). (h) Borrower shall deliver to Lender a new Collateral Assignment of Interest Rate Cap Agreement acceptable to Lender in connection with each Replacement Interest Rate Cap Agreement. Section 2.9 Assignment of Security Instrument. Upon payment in full of all principal and interest due on the Loan and all other amounts due and payable in accordance with the terms and provisions of the Loan Documents, and upon the written request and at the sole cost and expense of Borrower (including payment of Lender’s reasonable legal fees and

{12282340:5} 47 expenses and then customary administrative fee in connection therewith), Lender shall cooperate with Borrower to effect an assignment of the Note and the Security Instrument to a new lender by assigning the Note and the Security Instrument, each without recourse, covenant or warranty of any nature, express or implied, to such new lender designated by Borrower (other than Borrower or a nominee of Borrower) pursuant to documentation reasonably acceptable to Lender. Section 2.10 Payment of Exit Fee. (a) Subject only to Section 2.10(d) below, Borrower shall be obligated to pay the Exit Fee to Lender as follows: (i) upon any (and each) partial prepayment of the Loan in accordance with the terms hereof, in addition to all other amounts payable to Lender under Section 2.7 hereof, Borrower shall pay to Lender, on account of the Exit Fee, an amount equal to two percent (2.0%) of the amount so prepaid; (ii) upon any (and each) application of any condemnation awards or Net Proceeds to the Debt in accordance with the terms of this Agreement and the Security Instrument, two percent (2.0%) of the amount thereof shall be retained by Lender on account of the Exit Fee and the balance thereof shall be applied to the Debt; and (iii) upon repayment in full of the Debt or the acceleration thereof in accordance with the terms of any of the Loan Documents, Borrower shall pay to Lender the entire Exit Fee which would be due on such date, less any amounts on account thereof previously paid to Lender under the foregoing clauses (i) and (ii) of this Section 2.10(a). (b) In furtherance of the foregoing, Borrower expressly acknowledges and agrees that (i) Lender shall have no obligation to accept any prepayment of the Loan unless and until Borrower shall have complied with this Section 2.10, and (ii) Lender shall have no obligation to release or assign any Loan Document upon payment of the Debt unless and until Lender shall have received the Exit Fee then due and payable. (c) Borrower expressly acknowledges and agrees that the Exit Fee shall constitute additional consideration for the Loan. (d) Notwithstanding anything herein or in any other Loan Document to the contrary, upon any refinancing of the Loan with five (5) to ten (10) year fixed-rate financing by the initially-named Lender hereunder, or an Affiliate thereof, the Exit Fee due and payable in connection therewith shall be deemed to be zero (it being agreed, however, that in no event shall any refund be owed to Borrower on account of any amounts paid pursuant to Section 2.10(a) above). ARTICLE 3 REPRESENTATIONS AND WARRANTIES Borrower represents and warrants to Lender as of the Closing Date that: Section 3.1 Existence and Authority. Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of formation; (b) is duly qualified to transact business and is in good standing in the State; (c) has all necessary approvals,

{12282340:5} 48 governmental and otherwise, and full power and authority to own, operate and lease the Property; and (d) has full power, authority and legal right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Agreement, the Note, the Security Instrument and the other Loan Documents on Borrower’s part to be performed. Section 3.2 Borrower’s Principal Place of Business. Each Borrower’s principal place of business and its chief executive office as of the date hereof is 2909 Hillcroft, Suite 420, Houston, Texas 77057. Each Borrower’s mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct. Borrower 1’s organizational identification number, if any, assigned by the state of its incorporation or organization is 7576095. Borrower 1’s federal tax identification number is 93-2672350. Borrower 2 is not subject to back-up withholding taxes. Borrower 1’s organizational identification number, if any, assigned by the state of its incorporation or organization is 3078970. Borrower 2’s federal tax identification number is 99-1540056. Borrower 2 is not subject to back-up withholding taxes. Section 3.3 Validity of Documents. (a) The execution, delivery and performance of this Agreement, the Note, the Security Instrument and the other Loan Documents by Borrower and Guarantor and the borrowing evidenced by the Note and this Agreement (i) are within the power and authority of such parties; (ii) have been authorized by all requisite organizational action of such parties; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a material default under any provision of law, any order or judgment of any court or Governmental Authority, any license, certificate or other approval required to operate the Property, any applicable organizational documents, or any applicable indenture, agreement or other instrument, including, without limitation, the Management Agreement; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby and by the other Loan Documents; and (vi) will not require any authorization or license from, or any filing with, any Governmental Authority (except for the recordation of the Security Instrument in appropriate land records in the State and except for Uniform Commercial Code filings relating to the security interest created hereby), (b) this Agreement, the Note, the Security Instrument and the other Loan Documents have been duly executed and delivered by Borrower and Guarantor and (c) this Agreement, the Note, the Security Instrument and the other Loan Documents constitute the legal, valid and binding obligations of Borrower and Guarantor. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower or Guarantor, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Creditors Rights Laws, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)). Neither Borrower nor Guarantor has asserted any right of rescission, set-off, counterclaim or defense with respect to the Loan Documents. The Assignment of Leases creates a valid assignment of, or a valid security interest in, certain rights under the Leases, subject only to a license granted to Borrower to exercise certain rights and to perform certain obligations of the lessor under the Leases, including the right to operate the Property. No Person other than

{12282340:5} 49 Lender and Senior Lender has any interest in or assignment of the Leases or any portion of the Rents due and payable or to become due and payable thereunder. No consent, approval, authorization or order of any court or Governmental Authority is required for the execution, delivery and performance by Borrower of, or compliance by Borrower with, the Loan Documents or the consummation of the transactions contemplated hereby, other than those which have been obtained by Borrower. Section 3.4 Agreements. Borrower has no material financial obligation under any agreement or instrument to which Borrower is a party or by which Borrower or the Property is otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Property, (b) obligations under this Agreement, the Security Instrument, the Note and the other Loan Documents, (c) obligations under the Senior Loan Documents and (d) such other obligations as may be set forth in Schedule 1 attached hereto. Borrower is not a party to any agreement or instrument or subject to any restriction which would have a Material Adverse Effect. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or the Property is bound. There is no agreement or instrument to which Borrower is a party or by which Borrower is bound that would require the subordination in right of payment of any of Borrower’s obligations hereunder or under the Note to an obligation owed to another party. Section 3.5 Title; Permitted Encumbrances. Borrower has good, indefeasible and insurable fee simple title to the real property comprising part of the Property and good title to the balance of the Property owned by it, free and clear of all liens whatsoever except the Permitted Encumbrances. None of the Permitted Encumbrances, individually or in the aggregate, (a) materially interfere with the benefits of the security intended to be provided by the Loan Documents, (b) materially and adversely affect the value of the Property, (c) impair the use or operation of the Property, or (d) impair Borrower’s ability to pay the Obligations in a timely manner. The Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid, second priority, perfected lien on Borrower’s interest in the Property, subject only to Permitted Encumbrances, and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to the Permitted Encumbrances. To Borrower’s knowledge, there are no mechanics’, materialman’s or other similar liens or claims which have been filed for work, labor or materials affecting the Property which are or may become liens prior to, or equal or coordinate with, the lien of the Security Instrument other than such liens and claims (i) as have been paid in full and discharged as of the Closing Date or (ii) as are set forth on Schedule 1 attached hereto and have been bonded or insured to Lender’s satisfaction as of the Closing Date. Section 3.6 Purchase Options. Neither the Property nor any part thereof or interest therein are subject to any purchase options, rights of first refusal or offer to purchase or other similar rights in favor of third parties other than pursuant to Contracts of Sale. Section 3.7 Condemnation. No Condemnation or other proceeding has been commenced or, to Borrower’s best knowledge, is threatened or contemplated by any applicable

{12282340:5} 50 Governmental Authority with respect to all or any portion of the Property or for the relocation of the access to the Property. Section 3.8 Separate Lots; Flood Zone; Wetlands. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof. Except as expressly disclosed on the Survey, to Borrower’s knowledge, no portion of the Improvements is located in an area identified by the Federal Emergency Management Agency or any successor thereto as an area having special flood hazards. To Borrower’s knowledge, no part of the Property consists of or is classified as wetlands, tidelands or swamp and overflow lands. Section 3.9 Use of Property. The Property is used exclusively as either shopping centers or office buildings and for other appurtenant and related uses. Section 3.10 Certain Additional Property Representations. (a) To Borrower’s knowledge, the Property and the present and contemplated use and occupancy thereof are in compliance in all material respects with all applicable zoning ordinances, building codes, land use laws, Environmental Laws and other similar Legal Requirements. (b) To Borrower’s knowledge, the Property is served by public water and sewer systems and sanitary sewer and storm drain facilities, in each case adequate to service the Property for its intended uses. All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Legal Requirements. The Property is served by all utilities necessary or convenient for the full use and enjoyment of the Property, all of which (i) are provided by public utilities, (ii) either have been accepted by the Property or the Property is equipped to accept the same, (iii) are located in a public right of way abutting the Property and (iv) are connected so as to serve the Property without passing over other property absent a valid easement. (c) To Borrower’s knowledge, all public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, dedicated to public use and accepted by all Governmental Authorities, are serviceable and all-weather and are physically and legally open for use by the public. To Borrower’s knowledge, the Property has either direct access to such public roads or streets or access to such public roads or streets by virtue of a perpetual easement or similar agreement inuring in favor of Borrower and any subsequent owners of the Property. (d) To Borrower’s knowledge, Borrower has obtained all Permits, all of which are in full force and effect as of the date hereof and not subject to forfeiture, revocation, suspension or modification. (e) To Borrower’s knowledge, except as may be disclosed in the property condition reports obtained by Lender in connection with the closing of the Loan, (i) the

{12282340:5} 51 Property is free from damage caused by fire or other casualty and (ii) the Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair (excepting ordinary wear and tear). To Borrower’s knowledge, except as may be disclosed in the property condition reports obtained by Lender in connection with the closing of the Loan, there exists no structural or other material defects or damages in the Property, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. (f) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than Tenants’ property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created by this Agreement, the Note, the Security Instrument and the other Loan Documents. (g) There are no pending or, to Borrower’s knowledge, proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments. (h) To Borrower’s knowledge, except as may be set forth on the Survey, all the Improvements lie within the boundaries of the Land and any building restriction lines applicable to the Land. To Borrower’s knowledge, all easements, cross easements, licenses, air rights and rights of way or other similar property interests, if any, necessary for the full utilization of the Improvements for their intended purposes have been obtained, are described in the Title Insurance Policy and are in full force and effect without default thereunder. (i) Except as set forth on Schedule 1 attached hereto, Borrower has not (i) made, ordered or contracted for any construction, repairs, alterations or improvements to be made on or to the Property costing in excess of $25,000 in the aggregate with respect to any Individual Property which have not been completed and paid for in full, (ii) ordered materials for any such construction, repairs, alterations or improvements which have not been paid for in full or (iii) attached any fixtures to the Property which have not been paid for in full. Except as set forth on Schedule 1 attached hereto, there is no such construction, repairs, alterations or improvements ongoing at the Property costing in excess of $25,000 in the aggregate with respect to any Individual Property as of the Closing Date. To Borrower’s knowledge, there are no outstanding or disputed claims for any Labor and Materials Charges and there are no outstanding liens or security interests in connection with any Labor and Materials Charges. All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements

{12282340:5} 52 have been paid in full to the extent due and payable or will be paid in full prior to delinquency, as the case may be. (j) Either each Subject Transaction is (or, in the case of any Subject Transaction that occurred prior to the Closing Date, was) not a Covered Transaction, or CFIUS Approval has been (or, in the case of any Subject Transaction that occurred prior to the Closing Date, was previously) obtained with respect to the same. Section 3.11 Financial Condition. (a) Borrower is solvent and Borrower has received reasonably equivalent value for the granting of the Security Instrument. No proceeding under Creditors Rights Laws with respect to any Borrower Party has been initiated. (b) Except as set forth on Schedule 1 attached hereto, in the last ten (10) years, no (i) petition in bankruptcy has been filed by or against any Borrower Party and (ii) Borrower Party has ever made any assignment for the benefit of creditors or taken advantage of any Creditors Rights Laws. (c) No Borrower Party is contemplating either the filing of a petition by it under any Creditors Rights Laws or the liquidation of its assets or property and Borrower has no knowledge of any Person contemplating the filing of any such petition against any Borrower Party. (d) Except as set forth on Schedule 1 attached hereto, with respect to any loan or financing in which any Borrower Party or any Affiliate thereof has been directly or indirectly obligated for or has, in connection therewith, otherwise provided any guaranty, indemnity or similar surety (including, without limitation and to the extent applicable, any loan which is being refinanced by the Loan), none of such loans or financings has ever been (i) more than 30 days in default or (ii) transferred to special servicing. Section 3.12 Financial Information. All financial data, including, without limitation, the balance sheets, statements of cash flow, statements of income and operating expense and rent rolls, that have been delivered to Lender in respect of Borrower, Sponsor, Guarantor and/or the Property (a) are true, complete and correct in all material respects, (b) accurately represent the financial condition of Borrower, Sponsor, Guarantor or the Property, as applicable, as of the date of such reports, and (c) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with the Approved Accounting Method throughout the periods covered, except as disclosed therein. Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a Material Adverse Effect, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower, Sponsor or Guarantor from that set forth in said financial statements. Section 3.13 Fraudulent Conveyance. Borrower (a) has not entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and

{12282340:5} 53 (b) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loan, the fair saleable value of Borrower’s assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed Borrower’s total liabilities, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of Borrower’s assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than Borrower’s probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Borrower’s assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower). Section 3.14 Disclosure. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading. Section 3.15 No Plan Assets. (a) Borrower is not an “employee benefit plan,” as defined in Section 3(3) of ERISA, subject to Title I of ERISA; (b) Borrower is not a “governmental plan” within the meaning of Section 3(32) of ERISA; (c) transactions by or with Borrower are not subject to any state statute regulating investments of, or fiduciary obligations with respect to, governmental plans; (d) none of the assets of Borrower constitutes “plan assets” of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101; and (e) Neither Borrower, nor any member of a “controlled group of corporations” (within the meaning of Section 414 of the IRS Code), maintains, sponsors or contributes to a “defined benefit plan” (within the meaning of Section 3(35) of ERISA). Section 3.16 Not a Foreign Person. Borrower is not a “foreign person” within the meaning of § 1445(f)(3) of the IRS Code. Section 3.17 Business Purposes. The Loan is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes. Section 3.18 Litigation. Except as set forth on Schedule 1 attached hereto, there is no action, suit, proceeding or governmental investigation, in each case, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of

{12282340:5} 54 Borrower’s actual knowledge, threatened in writing or contemplated in writing against Borrower, Sponsor or Guarantor or against or affecting the Property. Section 3.19 Leases and Rent Roll. Except as disclosed in the rent roll for the Property delivered to, certified to and approved by Lender in connection with the closing of the Loan (the “Rent Roll”), (a) the Property is not subject to any other Leases, (b) the Leases are in full force and effect, to Borrower’s knowledge, there are no material defaults thereunder by either party, and Borrower has not received any written notice of termination with respect to any such Leases, (c) the copies of the Leases delivered to Lender are true and complete in all material respects, and there are no oral agreements with respect thereto, (d) no Rent has been paid more than one month in advance of its due date, (e) all work to be performed by Borrower under each Lease has been performed as required and has been accepted by the applicable Tenant, (f) any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Borrower to any Tenant has already been received by such Tenant, (g) the Tenants under the Leases have accepted possession and are in occupancy of, and are open for business and conducting normal business operations at, all of their respective demised premises, and are paying full, unabated rent under the Leases, (h) Borrower has delivered to Lender a true, correct and complete list of all security deposits made by Tenants at the Property which have not been applied (including accrued interest thereon), all of which are held by Borrower in accordance with the terms of the applicable Lease and applicable Legal Requirements, (i) to Borrower’s knowledge, each Tenant under a Major Lease is free from bankruptcy or reorganization proceedings, (j) to the best of Borrower’s knowledge, no Tenant under any Lease (or any sublease) is an Affiliate of Borrower, any Guarantor or Manager, (k) to Borrower’s knowledge, no Tenant under any Lease is in default in any material respect under the terms and conditions of such Lease, (l) there are no brokerage fees or commissions due and payable in connection with the leasing of space at the Property, except as has been previously disclosed to Lender in writing, and no such fees or commissions will become due and payable in the future in connection with the Leases, including by reason of any extension of such Lease or expansion of the space leased thereunder, except as has previously been disclosed to Lender in writing, (m) Borrower has not assigned or pledged any of the Leases, the rents thereunder or any interest therein except to Lender other than assignments to Borrower’s prior lender which are no longer of any force or effect, (n) no Tenant has a right to expand the premises demised under its Lease, (o) no Tenant or other Person has any option, right of first refusal or offer or any other similar right to purchase all or any portion of, or interest in, the Property, (p) no Tenant has the right to terminate its Lease prior to the expiration of the stated term thereof except, to the extent contained in the Lease, in the event of the destruction or condemnation of substantially all of the Property, (q) to Borrower’s knowledge, no Tenant has assigned its Lease or sublet all or any portion of the premises demised thereby, (r) all existing Leases are subordinate to the Security Instrument and the Assignment of Leases and provide that the Tenant thereunder shall attorn to Lender and any purchaser at a foreclosure sale, and (s) Borrower has delivered to Lender true, complete and correct copies of each estoppel certificate requested by Lender in connection with the making of the Loan to the extent Borrower has received an executed copy of such estoppel certificate from the applicable Tenant and (t) Borrower has delivered to Lender true, complete and correct copies of all material notices received by Borrower from any Tenant, including, without limitation, any notice relating to (i) any default, alleged default or outstanding landlord obligation under any Lease, (ii) the termination, threatened termination, renewal or non-renewal of any Lease (iii) any bankruptcy or similar proceeding involving any Tenant, (iv) any actual or

{12282340:5} 55 contemplated sublease or assignment of any Lease or the premises demised thereunder, and/or (v) any Tenant “going dark”, vacating or otherwise ceasing to operating in, any portion of the premises demised pursuant to its Lease. Section 3.20 Taxes. (a) Except as may be set forth on Schedule 1 attached hereto, all Taxes and governmental assessments owing in respect of the Property have been paid or an escrow of funds in an amount sufficient to cover such payments has been established hereunder. Except as may be set forth in Schedule 1 attached hereto, to Borrower’s knowledge, there are no pending or proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments. (b) Borrower has filed all federal, state, county, municipal, and city income, personal property and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. Borrower knows of no basis for any additional assessment in respect of any such taxes and related liabilities for prior years. (c) All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of this Agreement, the Security Instrument, the Note and the other Loan Documents, including, without limitation, the Security Instrument, have been paid or will be paid, and, under current Legal Requirements, the Security Instrument and the other Loan Documents are enforceable in accordance with their terms by Lender (or any subsequent holder thereof), except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Creditors Rights Laws, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 3.21 Insurance. Borrower has obtained and has delivered to Lender certified copies of all Policies (or such other evidence acceptable to Lender) reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. There are no present claims of any material nature under any of the Policies, and to Borrower’s knowledge, no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any of the Policies. Section 3.22 Management Agreement. The Management Agreement is in full force and effect and there is no default thereunder by any party thereto and, to Borrower’s knowledge, no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder. As of the date hereof, no management fees under the Management Agreement are due and payable. Section 3.23 Illegal Activity/Forfeiture.

{12282340:5} 56 (a) No portion of the Property has been purchased, improved, equipped or furnished with proceeds of any illegal activity and to the best of Borrower’s knowledge, there are no illegal activities or activities relating to controlled substances at the Property. (b) There has not been committed by Borrower or any other Person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower’s obligations under this Agreement, the Note, the Security Instrument or the other Loan Documents. Section 3.24 Special Purpose Entity. Since Borrower’s and any SPE Component Entity’s creation and as of the date hereof, Borrower and each SPE Component Entity have complied with and are in compliance with the requirements set forth on Exhibit C attached hereto. Additionally, Borrower represents and warrants to Lender that it and each SPE Component Entity: (a) is and always has been duly formed, validly existing, and in good standing in the state of its formation and in all other jurisdictions where it is qualified to do business, and has never been subject to any division; (b) has no judgments or liens of any nature against it except for tax liens not yet due; (c) is in compliance with all laws, regulations, and orders applicable to it and has received all permits necessary for it to operate; (d) is not aware of any pending or threatened litigation against it; (e) is not involved in any dispute with any taxing authority; (f) has paid all taxes that it owes; (g) has never owned any property other than the Property (or, in the case of any SPE Component Entity, its equity interest in Borrower) and personal property necessary or incidental to its ownership or operation of the Property (or, in the case of any SPE Component Entity, its equity interest in Borrower) and has never engaged in any business except the ownership and operation of the Property (or, in the case of any SPE Component Entity, its equity interest in Borrower); (h) is not now, nor has ever been, party to any lawsuit, arbitration, summons, or legal proceeding; and (i) has no material contingent or actual obligations not related to the Property. Section 3.25 Federal Reserve Regulations. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose

{12282340:5} 57 which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement, the Security Instrument, the Note or the other Loan Documents. Section 3.26 Investment Company Act. Borrower is not (a) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; (b) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money. Section 3.27 Embargoed Person. Neither Borrower nor, to Borrower’s knowledge, any owner of a direct or indirect interest in Borrower (a) is listed on any Government Lists, (b) is a person who has been determined by competent authority to be subject to the prohibitions contained in Presidential Executive Order No. 13224 (Sept. 23, 2001) or any other similar prohibitions contained in the rules and regulations of the Office of Foreign Assets Control (“OFAC”) or in any enabling legislation or other Presidential Executive Orders in respect thereof, (c) has been previously indicted for or convicted of any felony involving a crime or crimes of moral turpitude or for any Patriot Act Offense, or (d) is currently under investigation by any Governmental Authority for alleged criminal activity. For purposes hereof, the term “Patriot Act Offense” means any violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (i) the criminal laws against terrorism; (ii) the criminal laws against money laundering, (iii) the Bank Secrecy Act, as amended, (iv) the Money Laundering Control Act of 1986, as amended, or (v) the Patriot Act. “Patriot Act Offense” also includes the crimes of conspiracy to commit, or aiding and abetting another to commit, a Patriot Act Offense. For purposes hereof, the term “Government Lists” means (A) the Specially Designated Nationals and Blocked Persons Lists maintained by OFAC, (B) any other list of terrorists, terrorist organizations or narcotics traffickers maintained pursuant to any of the Rules and Regulations of OFAC that Lender notified Borrower in writing is now included in “Government Lists”, or (C) any similar lists maintained by the United States Department of State, the United States Department of Commerce or any other Government Authority or pursuant to any Executive Order of the President of the United States of America that Lender notified Borrower in writing is now included in “Government Lists”. Section 3.28 Organizational Chart. The organizational chart attached as Exhibit A hereto (the “Organizational Chart”), relating to Borrower and certain Affiliates and other parties, is true, complete and correct on and as of the date hereof. Neither Borrower, nor any SPE Component Entity, is (i) a Prohibited Entity, (ii) Controlled (directly or indirectly) by any Prohibited Entity or (iii) more than 49% owned (directly or indirectly) by Prohibited Entities (whether individually or in the aggregate). Section 3.29 Bank Holding Company. Borrower is not a “bank holding company” or a direct or indirect subsidiary of a “bank holding company” as defined in the Bank Holding

{12282340:5} 58 Company Act of 1956, as amended, and Regulation Y thereunder of the Board of Governors of the Federal Reserve System. Section 3.30 No Other Financing; Other Obligations and Liabilities. Borrower has not borrowed any funds which have not heretofore been repaid in full, except for the Loan and the Senior Loan. Borrower has no liabilities or other obligations that arose or accrued prior to the date hereof that, either individually or in the aggregate, could have a Material Adverse Effect. Borrower has no known contingent liabilities other than pursuant to the Loan Documents. Section 3.31 Contracts. (a) Borrower has not entered into, and is not bound by, any Major Contract which continues in existence, except those previously disclosed in writing to Lender. (b) Each of the Major Contracts is in full force and effect, there are no monetary or other material defaults by Borrower thereunder and, to the knowledge of Borrower, there are no monetary or other material defaults thereunder by any other party thereto. None of Borrower, Manager or any other Person acting on Borrower's behalf has given or received any notice of default under any of the Major Contracts that remains uncured or in dispute. (c) Borrower has delivered true, correct and complete copies of the Major Contracts (including all amendments and supplements thereto) to Lender. (d) No Major Contract has as a party an Affiliate of Borrower. All fees and other compensation for services previously performed under the Management Agreement have been paid in full. Section 3.32 Property Document Representations. With respect to each Property Document, Borrower hereby represents that, to Borrower’s knowledge, (a) each Property Document is in full force and effect and has not been amended, restated, replaced or otherwise modified (except, in each case, as expressly set forth herein), (b) there are no defaults under any Property Document by any party thereto and, to Borrower’s knowledge, no event has occurred which, but for the passage of time, the giving of notice, or both, would constitute a default under any Property Document, (c) all rents, additional rents and other sums due and payable by Borrower or otherwise in respect of the Property under the Property Documents have been paid in full to the extent due and payable, (d) no party to any Property Document has commenced any action or given or received any notice for the purpose of terminating any Property Document and (e) the representations made in any estoppel or similar document delivered with respect to any Property Document in connection with the Loan are true, complete and correct and are hereby incorporated by reference as if fully set forth herein. Section 3.33 No Change in Facts or Circumstances; Disclosure. All information submitted by (or on behalf of) Borrower, Guarantor or Sponsor to Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower, Sponsor and/or Guarantor in this Agreement or in the other Loan Documents, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition,

{12282340:5} 59 fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise have a Material Adverse Effect. Borrower has disclosed to Lender all material facts known to Borrower and has not failed to disclose any material fact known to Borrower that could cause any representation or warranty made herein to be materially misleading. Section 3.34 Third Party Representations. Each of the representations and the warranties made by Sponsor and Guarantor in the other Loan Documents (if any) are true, complete and correct in all material respects. Section 3.35 Non-Consolidation Opinion Assumptions. All of the assumptions made in any Non-Consolidation Opinion delivered in connection with the closing of the Loan (if any), including, but not limited to, any exhibits attached thereto and/or certificates delivered in connection therewith, are true, complete and correct in all material respects. Section 3.36 Environmental Emissions. The Property is in compliance with all national, state or local environmental protection, energy efficiency, and carbon emissions regulations (and any similar regulations). Section 3.37 Senior Loan Representations. All of the representations and warranties contained in the Senior Loan Documents are hereby incorporated into this Agreement and deemed made hereunder for the benefit of Lender as and when made thereunder (including, for purposes of clarity, that any exceptions thereto for matters “otherwise disclosed to Lender” or words of similar effect shall be deemed to refer to Lender) and shall remain incorporated without regard to any waiver, amendment or other modification thereof by the Senior Lender or to whether the related Senior Loan Document has been repaid, defeased or otherwise terminated, unless otherwise consented to in writing by Lender. Section 3.38 Multiple Borrowers. Each Borrower hereby represents and warrants to Lender that (a) it has duly appointed a single party, which is the Agent Borrower, to be the sole contact and notice party for Lender, (b) each Borrower shall be deemed to have made each of the Borrower representations and warranties set forth in this Agreement and each of the other Loan Documents, (c) it has duly appointed, authorized and empowered the Agent Borrower to correspond with Lender on all matters pertaining to the Loan, the Loan Documents, Borrower and the Property (including each Individual Property), (d) each of the covenants under this Agreement and the other Loan Documents shall be deemed to have been made by each Borrower and apply to all of the Property (including each Individual Property), and (e) the representations, covenants, warranties and obligations of “Borrower” under such Loan Documents shall be joint and several. Section 3.39 No Default Under Senior Loan. No Senior Loan Event of Default has occurred and there exists no default that with the giving of notice would constitute a Senior Loan Event of Default. Borrower agrees that, unless expressly provided otherwise, all of the representations and warranties of Borrower set forth in this Article 3 and elsewhere in this Agreement and the other Loan Documents shall survive for so long as any portion of the Debt remains owing to Lender.

{12282340:5} 60 All representations, warranties, covenants and agreements made in this Agreement and in the other Loan Documents shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf; provided, however, that such representations and warranties are qualified by, and subject to, the matters disclosed on Schedule 1 attached hereto and such other immaterial matters and information as has been disclosed or delivered by Borrower to Lender in writing prior to the Closing Date. ARTICLE 4 BORROWER COVENANTS Borrower hereby covenants and agrees with Lender that, from the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents: Section 4.1 Existence. Borrower will continuously maintain (a) its existence, (b) its rights to do business in the State and (c) its franchises and trade names, if any. Borrower shall not (i) engage in any division, dissolution, liquidation or consolidation or merger with or into any other business entity, (ii) engage in any business activity not related to the ownership and operation of the Property, (iii) transfer, lease or sell, in one transaction or any combination of transactions, all or substantially all of the property or assets of Borrower except to the extent expressly permitted by the Loan Documents, or (iv) cause, permit or suffer any SPE Component Entity to (A) divide, dissolve, wind up or liquidate or take any action, or omit to take any action, as a result of which such SPE Component Entity would be dissolved, wound up or liquidated in whole or in part or (B) amend, modify, waive or terminate the organizational documents of such SPE Component Entity, in each case without obtaining the prior written consent of Lender. Section 4.2 Change of Name, Identity or Structure. Borrower shall not change (or permit to be changed) Borrower’s or the SPE Component Entity’s (a) name, (b) identity (including its trade name or names), (c) principal place of business set forth in this Agreement, or (d) corporate, partnership or other structure or state of formation, without, in each case, notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower’s or the SPE Component Entity’s structure or state of formation, without first obtaining the prior written consent of Lender and, if required by Lender, a Rating Agency Confirmation with respect thereto. Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower or the SPE Component Entity intends to operate the Property, and representing and warranting that Borrower or the SPE Component Entity does business under no other trade name with respect to the Property. Section 4.3 Business and Operations. Borrower will continue to engage in the businesses now conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Property. Borrower will qualify to do business and will remain in good standing under the laws of the jurisdiction as and to the extent the same are required for the ownership, maintenance, management and operation of the Property.

{12282340:5} 61 Section 4.4 Title to Property; Legal Requirements. (a) Borrower shall warrant and defend the validity and priority of the liens of the Security Instrument and the Assignment of Leases on the Property against the claims of all Persons whomsoever, subject only to the Permitted Encumbrances. (b) Borrower shall promptly comply and shall cause the Property to comply with all Legal Requirements affecting the Property or the use thereof (which such covenant shall be deemed to (i) include Environmental Laws and (ii) require Borrower to keep all Permits in full force and effect). (c) Borrower shall from time to time, upon Lender’s request, provide Lender with evidence reasonably satisfactory to Lender that the Property complies with all Legal Requirements or is exempt from compliance with Legal Requirements. (d) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Legal Requirements and of the commencement of any proceedings or investigations which relate to compliance with Legal Requirements. (e) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the validity of any Legal Requirement, the applicability of any Legal Requirement to Borrower or the Property or any alleged violation of such Legal Requirement, provided that (i) no Event of Default has occurred and remains uncured; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be permitted by and conducted in accordance with all applicable Legal Requirements; (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) Borrower shall promptly upon final determination thereof comply with any such Legal Requirement determined to be valid or applicable or cure any violation of any Legal Requirement; (v) such proceeding shall suspend the enforcement of the contested Legal Requirement against Borrower or the Property; and (vi) Borrower shall furnish such security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure compliance with such Legal Requirement, together with all interest and penalties payable in connection therewith. Lender may apply any such security or part thereof, as necessary to cause compliance with such Legal Requirement at any time when, in the judgment of Lender, the validity, applicability or violation of such Legal Requirement is finally established or the Property (or any part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost. Section 4.5 Waste. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security for the Loan. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration

{12282340:5} 62 for or extraction, removal, or production of any minerals from the surface or the subsurface of the Property, regardless of the depth thereof or the method of mining or extraction thereof. Section 4.6 Maintenance and Use of Property. Borrower shall cause the Property to be maintained in a good and safe condition and repair, ordinary wear and tear excepted. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender or as otherwise permitted pursuant to Section 4.19 hereof. Borrower shall perform (or cause to be performed) the prompt repair, replacement and/or rebuilding of any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any Condemnation or similar proceeding and shall complete and pay for (or cause the completion and payment for) any structure at any time in the process of construction or repair on the Land. Borrower shall operate each Individual Property for the same uses as such Individual Property is currently operated and Borrower shall not, without the prior written consent of Lender, (i) change the use of the Property or any Individual Property or (ii) initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any Individual Property or any part thereof. If under applicable zoning provisions the use of all or any portion of any Individual Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or the nonconforming Improvement to be abandoned without the express written consent of Lender. Section 4.7 Taxes and Other Charges. (a) Borrower shall pay (or cause to be paid) all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof as the same become due and payable; provided, however, prior to the occurrence and continuance of an Event of Default, Borrower’s obligation to directly pay Taxes shall be suspended for so long as either (i) Borrower complies with the terms and provisions of Section 7.2 of the Senior Loan Agreement or (ii) Borrower deposits into an Account funds sufficient to pay such Taxes in an amount determined by Lender. Borrower shall furnish to Lender receipts for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent (provided, however, that Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Senior Lender pursuant to Section 7.2 of the Senior Loan Agreement or (ii) Borrower deposits into an Account funds sufficient to pay such Taxes as set forth above). Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property, and shall promptly pay for all utility services provided to the Property. (b) After prior written notice to Lender, Borrower, at its own expense, may contest (or permit to be contested) by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) intentionally omitted; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be permitted by and conducted in

{12282340:5} 63 accordance with all applicable Legal Requirements; (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost; (iv) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; (v) such proceeding shall suspend the collection of such contested Taxes or Other Charges from the Property; and (vi) Borrower shall furnish such security as may be required in the proceeding, or deliver to Lender such reserve deposits as may be reasonably requested by Lender (unless such security has been delivered by Borrower to Senior Lender pursuant to the applicable terms and conditions of the Senior Loan Agreement), to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon. Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established or the Property (or part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, canceled or lost or there shall be any danger of the lien of the Security Instrument being primed by any related lien. Section 4.8 Labor and Materials. (a) Subject to Section 4.8(b) below, Borrower will promptly pay (or cause to be paid) when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property (any such bills and costs, a “Labor and Materials Charge”) and never permit to exist in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests created hereby and by the Security Instrument, except for the Permitted Encumbrances. (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the validity of any Labor and Materials Charge, the applicability of any Labor and Materials Charge to Borrower or to the Property or any alleged non- payment of any Labor and Materials Charge and defer paying the same, provided that (i) intentionally omitted; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable Legal Requirements; (iii) neither the Property nor any part thereof or interest therein will be in imminent danger of being sold, forfeited, terminated, cancelled or lost; (iv) Borrower shall promptly upon final determination thereof pay (or cause to be paid) any such contested Labor and Materials Charge determined to be valid, applicable or unpaid; (v) such proceeding shall suspend the collection of such contested Labor and Materials Charge from the Property or Borrower shall have paid the same (or shall have caused the same to be paid) under protest; and (vi) Borrower shall furnish (or cause to be furnished) such security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure payment of such Labor and Materials Charge, together with all interest and penalties payable in connection therewith (unless such

{12282340:5} 64 security has been delivered by Borrower to Senior Lender pursuant to the applicable terms and conditions of the Senior Loan Agreement). Lender may apply any such security or part thereof, as necessary to pay for such Labor and Materials Charge at any time when, in the judgment of Lender, the validity, applicability or non-payment of such Labor and Materials Charge is finally established or the Property (or any part thereof or interest therein) shall be in present danger of being sold, forfeited, terminated, cancelled or lost. Section 4.9 Property Access. Borrower shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice, subject to the rights of Tenants. Section 4.10 Litigation. Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened in writing against Borrower which might have a Material Adverse Effect. Section 4.11 Performance by Borrower. Borrower hereby acknowledges and agrees that Borrower’s observance, performance and fulfillment of each and every covenant, term and provision to be observed and performed by Borrower under this Agreement, the Security Instrument, the Note and the other Loan Documents is a material inducement to Lender in making the Loan. Section 4.12 Books and Records. (a) Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with the requirements set forth on Exhibit C hereof and the Approved Accounting Method, proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation of the Property. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower or any other Person maintaining such books, records and accounts and to make and retain such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, Borrower shall pay any costs and expenses actually incurred by Lender to examine Borrower’s accounting records with respect to the Property, as Lender shall determine to be necessary or appropriate in the protection of Lender’s interest. (b) Borrower will furnish to Lender annually, within ninety (90) days following the end of each Fiscal Year of Borrower, a complete copy of Borrower's annual financial statements prepared and reviewed by an independent certified public accountant acceptable to Lender (provided, however, that at any time an Event of Default exists or Lender has a reasonable basis to believe any such financial statements are inaccurate in any material respect or do not fairly represent the financial condition of Borrower or the Property, the same shall, upon Lender’s written request, be audited by such independent certified public accountant) in accordance with the Approved Accounting Method covering the Property for such Fiscal Year and containing statements of profit and loss for Borrower and the Property and a balance sheet for Borrower. Such statements shall

{12282340:5} 65 set forth the financial condition and the results of operations for the Property for such Fiscal Year, and shall include, but not be limited to, amounts representing annual net operating income, net cash flow, gross income, and operating expenses. (c) Borrower will furnish, or cause to be furnished, to Lender on or before forty-five (45) days after the end of each calendar quarter the following items, accompanied by an Officer's Certificate stating that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Borrower and the Property (subject to normal year-end adjustments) as applicable: (i) a rent roll for the subject quarter and (ii) quarterly and year-to-date operating statements (including expenditures for Capital Expenditures) prepared for each calendar quarter, noting net operating income, gross income, and operating expenses (not including any contributions to the reserve funds maintained under the Senior Loan Documents for Capital Expenditures or Immediate Repairs), and (iii) other information necessary and sufficient to fairly represent the financial position and results of operation of the Property during such calendar quarter, and containing a comparison of budgeted income and expenses and the actual income and expenses. In addition, such certificate shall also be accompanied by an Officer's Certificate stating that Borrower is in compliance with the requirements set forth in Section 4.23 and the corresponding requirements of the Senior Loan Agreement, respectively, as of the date of such certificate. (d) Borrower will furnish, or cause to be furnished, to Lender on or before twenty (20) days after the end of each calendar month the following items, accompanied by an Officer's Certificate stating that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Borrower and the Property (subject to normal year-end adjustments) as applicable: (i) a rent roll for the subject month, (ii) an accounts payable aging report and an accounts receivable aging report for the subject month and (iii) monthly and year-to-date operating statements (including expenditures for Capital Expenditures) prepared for each calendar month, noting net operating income, gross income, and operating expenses (not including any contributions to the reserve funds maintained under the Senior Loan Documents for Capital Expenditures or Immediate Repairs), and (iv) an updated ARGUS (or similar) cash flow projections model in form substantially similar to the model delivered to Lender prior to the Closing Date in connection with the closing of the Loan, and other information necessary and sufficient to fairly represent the financial position and results of operation of the Property during such calendar month, and containing a comparison of budgeted income and expenses and the actual income and expenses. In addition, Borrower shall deliver to Lender simultaneously with the delivery thereof to Senior Lender, copies of all financial statements and other items which Borrower is required to deliver to Senior Lender pursuant to clauses (b), (c) and (d) of Section 4.12 of the Senior Loan Agreement. (e) For the partial year period commencing on the Closing Date, and for each Fiscal Year thereafter, Borrower shall submit to Lender an Annual Budget not later than forty-five (45) days prior to the commencement of such period or Fiscal Year in form reasonably satisfactory to Lender. The Annual Budget shall be subject to Lender's written approval (each such Annual Budget so approved by Lender, an “Approved

{12282340:5} 66 Annual Budget”). In the event that Lender objects to a proposed Annual Budget submitted by Borrower in accordance with this Section 4.12, Lender shall advise Borrower of such objections within fifteen (15) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise such Annual Budget and resubmit the same to Lender. Lender shall advise Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise the same in accordance with the process described in this subsection until Lender approves the Annual Budget. Until such time that Lender approves a proposed Annual Budget, (1) to the extent that an Approved Annual Budget does not exist for the immediately preceding calendar year, all operating expenses of the Property for the then current calendar year shall be deemed extraordinary expenses of the Property and shall be subject to Lender’s prior written approval (not to be unreasonably withheld or delayed) and (2) to the extent that an Approved Annual Budget exists for the immediately preceding calendar year, such Approved Annual Budget shall apply to the then current calendar year; provided, that such Approved Annual Budget shall be adjusted to reflect actual increases in Taxes, Insurance Premiums and utilities expenses; (f) Borrower shall furnish to Lender, within ten (10) Business Days after request (or as soon thereafter as may be reasonably possible), such further detailed information with respect to the operation of the Property and the financial affairs of Borrower, Guarantor and Sponsor as may be reasonably requested by Lender. (g) Borrower shall furnish to Lender, within ten (10) Business Days after Lender's request (or as soon thereafter as may be reasonably possible), financial and sales information from any Tenant designated by Lender (to the extent such financial and sales information is required to be provided under the applicable Lease and same is received by Borrower after request therefor). (h) If Borrower shall consist of more than one Person, then the annual financial statements required to be delivered hereunder shall be in the form of an annual combined balance sheet of each Borrower (and no other Person), together with the related combined statements of operations, members’ capital and cash flows with respect to each Borrower, including a combined balance sheet and a statement of income for the Property on a combined basis. (i) Borrower agrees that all financial information delivered to Lender pursuant to this Section 4.12 shall: (i) be complete and correct in all material respects; (ii) present fairly the financial condition of the applicable Person; (iii) disclose all liabilities that are required to be reflected or reserved against; and (iv) be prepared (A) in the form reasonably required by Lender and certified by a Responsible Officer of Borrower (B) in hardcopy and electronic formats and (C) in accordance with the Approved Accounting Method. Borrower shall be deemed to warrant and represent that, as of the date of delivery of any such financial statement, there has been no material adverse change in financial condition, nor have any assets or properties been sold, transferred, assigned, mortgaged, pledged or encumbered since the date of such financial

{12282340:5} 67 statement except as disclosed by Borrower in a writing delivered to Lender. Borrower agrees that all financial information delivered hereunder shall not contain any misrepresentation or omission of a material fact. Section 4.13 Contracts. (a) Borrower may enter into any Contract that is not a Major Contract without Lender’s consent so long as such Contract (i) contains terms that are commercially reasonable and comparable to existing local market terms for similar contractual agreements with respect to commercial properties similar to the Property as would be available from unaffiliated third parties and (ii) does not contain any terms which would have a Material Adverse Effect. Borrower shall be required to obtain Lender’s prior written approval of any and all Major Contracts affecting the Property (including any renewals or extensions thereof, or any amendments or modifications thereto), which approval shall not be unreasonably withheld, conditioned or delayed. To the extent that the Deemed Approval Requirements are fully satisfied in connection with any Borrower request for Lender consent under this Section 4.13 and Lender thereafter fails to respond, Lender’s approval shall be deemed given with respect to the matter for which approval was requested. (b) Borrower shall (i) diligently perform and observe all of the terms, covenants and conditions to be performed and observed by it under each Contract to which it is a party, and do all things necessary to preserve and keep unimpaired its rights thereunder, (ii) promptly notify Lender of any notice of default given by any party under any Major Contract and deliver to Lender a true copy of each such notice, and (iii) enforce the performance and observance of all of the material terms, covenants and conditions required to be performed and/or observed by the other party to each Contract and to which Borrower is a party in a commercially reasonable manner. Section 4.14 Cooperation in Proceedings. (a) Borrower shall cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the Note, the Security Instrument or the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings; and (b) without in any way limiting the foregoing, Borrower shall (and shall cause the holders of the direct and/or indirect, legal and/or beneficial interests in Borrower to) (i) within five (5) days of receipt of the same, notify Lender of, and provide Lender with a copy of, any inquiry received from CFIUS or any other Governmental Authority related to any Subject Transaction, (ii) make any filing requested by CFIUS related to any Subject Transaction, (iii) cooperate with, and fully respond to any inquiries received from, CFIUS or any Governmental Authority related to CFIUS’s review and/or investigation (the “CFIUS Review”) related to any Subject Transaction, within the time permitted by CFIUS or such Governmental Authority, as applicable, and (iv) subject to the terms and conditions of this Agreement (including, without limitation, Article 6 hereof), take any mitigation measures requested by CFIUS and/or any Governmental Authority in connection with any CFIUS Review. Section 4.15 Estoppel Certificates.

{12282340:5} 68 (a) After request by Lender, Borrower, within ten (10) Business Days of such request, shall furnish Lender or any proposed assignee with (1) a statement, duly acknowledged and certified, setting forth (i) the outstanding principal balance of the Note, (ii) the Interest Rate, (iii) the date installments of interest and/or principal were last paid, (iv) any offsets or defenses to the payment and performance of the Obligations, and (v) any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations created and evidenced hereby and by the Security Instrument or the Property and (2) a similar written certification from Borrower with respect to the Senior Loan. (b) Borrower shall use commercially reasonable efforts to deliver to Lender, within thirty (30) days of request (but not more often than twice in any twelve (12) month period unless an Event of Default has occurred and is continuing), duly executed estoppel certificates from any one or more Tenants as required by Lender attesting to such facts regarding the Lease as Lender may reasonably require, including, but not limited to, attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, except as security, no free rent or other concessions are due lessee and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease. (c) Borrower shall use commercially reasonable efforts to deliver to Lender, within ten (10) Business Days of request, estoppel certificates from each party under any Property Document in form and substance reasonably acceptable to Lender. (d) In connection with any Secondary Market Transaction, within ten (10) Business days of Lender’s request, Borrower shall provide an estoppel certificate to any Investor or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may require. Section 4.16 Leases and Rents. (a) All Leases and all renewals of Leases executed after the date hereof shall (i) provide for rental rates comparable to existing local market rates for similar properties, (ii) be on commercially reasonable terms with unaffiliated, third parties (unless otherwise consented to by Lender), (iii) provide that such Lease is subordinate to the Security Instrument and that the lessee will attorn to Lender and Senior Lender and any purchaser at a foreclosure sale, (iv) not permit payment of rent by anything other than lawful money of the United States of America and (v) not contain any terms which would have a Material Adverse Effect. Notwithstanding anything to the contrary contained herein, in addition to the requirements set forth above, Borrower shall not, without the prior written approval of Lender (which approval may be given or withheld in Lender’s sole discretion), enter into, renew, extend, amend, modify, permit any assignment of or subletting under, waive any provisions of, release any party to, terminate, reduce rents under, accept a surrender of space under, or shorten the term of, in each case, any (x) Major Lease, (y) any Lease other than a Major Lease which provides for either (A) a term (including all renewals/extensions thereunder) equal to or greater than seven (7) years or

{12282340:5} 69 less than two (2) year, (B) a rental rate per square foot on a “modified gross” basis which is less than the amount specified with respect to the applicable Individual Property on Exhibit G attached hereto or (z) any other Lease in a manner that would cause such Lease to fall under either of the foregoing prongs (x) or (y). (b) Without limitation of subsection (a) above, Borrower (i) shall observe and perform the obligations imposed upon the lessor under the Leases in a commercially reasonable manner for commercial real estate properties similar to the Property; (ii) shall enforce the material terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed in a commercially reasonable manner for commercial real estate properties similar to the Property;; (iii) shall not collect any of the Rents more than one (1) month in advance (other than security deposits); (iv) shall not execute any assignment of lessor’s interest in the Leases or the Rents (except as contemplated by the Loan Documents and the Senior Loan Documents); (v) shall not, without Lender’s prior written consent, alter, modify or change any Lease to the extent the same would, individually or in the aggregate, (A) cause any such Lease to violate 4.16(a)(i) through (iii) above or (B) have a Material Adverse Effect; and (vi) shall hold all security deposits under all Leases in accordance with Legal Requirements. Upon request, Borrower shall furnish Lender with executed copies of all Leases. (c) Notwithstanding anything contained herein to the contrary, Borrower shall not willfully withhold from Lender any information regarding renewal, extension, amendment, modification, waiver of provisions of, termination, rental reduction of, surrender of space of, or shortening of the term of, any Lease during the term of the Loan. Borrower further agrees to provide Lender with written notice of any commercial Tenant (if any exist at the Property) “going dark” under such Tenant’s Lease for ninety (90) consecutive days within five (5) Business Days after Borrower becomes aware of such Tenant “going dark” and Borrower’s failure to provide such notice shall constitute an Event of Default. (d) Borrower shall notify Lender in writing, within two (2) Business Days following receipt thereof, of Borrower’s receipt of any early termination fee or payment or other termination fee or payment paid by any Tenant under any commercial Lease or any Major Lease, and Borrower further covenants and agrees that Borrower shall hold any such termination fee or payment in trust for the benefit of Lender and that any use of such termination fee or payment shall be subject in all respects to Lender’s prior written consent in Lender’s sole discretion (which consent may include, without limitation, a requirement by Lender that such termination fee or payment be placed in reserve with Lender (unless deposited with Senior Lender pursuant to the Senior Loan Agreement) to be disbursed by Lender for tenant improvement and leasing commission costs with respect to the Property and/or for payment of the Debt or otherwise in connection with the Loan evidenced by the Note and/or the Property, as so determined by Lender). The foregoing consent right of Lender (including, without limitation, any reserve requirement) shall not be subject to any “cap” or similar limit on the amount of any reserve funds held by Lender. In the event Lender requires that any such termination fee or payment be applied to partial prepayment of the Debt, no prepayment fee or charge (including, without limitation, any Interest Shortfall or Minimum Interest Payment but

{12282340:5} 70 excluding the Exit Fee, which shall be payable as provided in Section 2.10) shall be payable in connection therewith (e) To the extent that the Deemed Approval Requirements are fully satisfied in connection with any Borrower request for Lender consent under this Section 4.16 and Lender thereafter fails to respond, Lender’s approval shall be deemed given with respect to the matter for which approval was requested. Section 4.17 Notice of Default. Borrower shall promptly advise Lender of any material adverse change in Borrower’s, Sponsor’s and/or Guarantor’s condition (financial or otherwise) or of the occurrence of any Default or Event of Default of which Borrower has knowledge. Section 4.18 Other Agreements. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing the Debt and any amendments, modifications or changes thereto, in each case, subject to any applicable notice and/or cure periods. Section 4.19 Alterations. Notwithstanding anything contained herein (including, without limitation, Article 7 hereof) to the contrary, Lender’s prior approval shall be required in connection with any alterations to any Improvements (a) that may have a Material Adverse Effect, (b) the cost of which (including any related alteration, improvement or replacement) is reasonably anticipated to exceed the Alteration Threshold or (c) that are structural in nature, which approval may not be unreasonably withheld, conditioned or delayed. If the total unpaid amounts incurred and to be incurred with respect to any alterations to the Improvements shall at any time exceed the Alteration Threshold, Borrower shall promptly deliver to Lender as security for the payment of such amounts and as additional security for Borrower’s obligations under the Loan Documents any of the following (except to the extent any such security has been delivered by Borrower to Senior Lender pursuant to the Senior Loan Documents): (i) cash, (ii) U.S. Obligations, (iii) other security acceptable to Lender (provided that Lender shall have received a Rating Agency Confirmation as to the form and issuer of same), or (iv) a completion bond (provided that Lender shall have received a Rating Agency Confirmation as to the form and issuer of same). Such security shall be in an amount equal to the excess of the total unpaid amounts incurred and to be incurred with respect to such alterations to the Improvements over the Alteration Threshold, taking into account any reserve funds on deposit and available pursuant to the terms and conditions of the Loan Documents or the Senior Loan Documents to pay such costs. Section 4.20 Management Agreement. (a) Borrower shall (i) cause Manager to manage the Property in accordance with the Management Agreement, (ii) diligently perform and observe all of the terms, covenants and conditions of the Management Agreement on the part of Borrower to be performed and observed, (iii) promptly notify Lender of any default under the Management Agreement of which it is aware, (iv) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditures plan, estimate, report and

{12282340:5} 71 each material notice received by it under the Management Agreement, and (v) promptly enforce the performance and observance of all of the covenants required to be performed and observed by Manager under the Management Agreement in accordance with commercially reasonable real estate practices for similar properties. If Borrower shall default in the performance or observance of any material term, covenant or condition of the Management Agreement on the part of Borrower to be performed or observed, then, without limiting Lender’s other rights or remedies under the Loan Documents, and without waiving or releasing Borrower from any of its Obligations hereunder or under the Management Agreement, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act as may be appropriate to cause all the material terms, covenants and conditions of the Management Agreement on the part of Borrower to be performed or observed. (b) Borrower shall not, without the prior written consent of Lender (which consent may be conditioned, without limitation, on Lender’s receipt of evidence that the same would not result in a breach or violation of any Property Document), (i) surrender, terminate, cancel, modify, renew or extend the Management Agreement (other than a renewal or extension provided for in the Management Agreement); provided, that, so long as no Event of Default shall have occurred and be continuing or would occur as a result of such replacement, Borrower may replace Manager with a Qualified Manager pursuant to a Qualified Management Agreement, (ii) enter into any new or other agreement relating to the management or operation of the Property with Manager or any other Person, (iii) consent to the assignment by Manager of its interest under the Management Agreement, (iv) permit or suffer any transfer of the ownership, management or Control of an Affiliated Manager to occur, or (v) waive or release any of its rights and remedies under the Management Agreement in any material respect. (c) In the event that the Management Agreement expires or is surrendered, terminated or canceled (without limiting any obligation of Borrower to obtain Lender’s consent to any surrender, termination, cancellation, modification, renewal or extension of the Management Agreement in accordance with the terms and provisions of this Agreement), Borrower shall enter into a Qualified Management Agreement with a Qualified Manager contemporaneously with such expiration, surrender, termination or cancellation. (d) Lender shall have the right to require Borrower to replace Manager with respect to the Property as a whole or any one or more Individual Properties designated by Lender from time to time with a Qualified Manager chosen by Borrower which is not an Affiliated Manager to manage the Property pursuant to a Qualified Management Agreement upon the occurrence of any one or more of the following events: (i) at any time following the occurrence of an Event of Default, (ii) if at any time the Debt Yield (Combined) for the Property as a whole or for any applicable Individual Property falls below 15% for any two (2) consecutive calendar quarters, (iii) if Manager shall be in default under the Management Agreement beyond any applicable notice and cure period, (iv) if Manager shall become insolvent or a debtor in any involuntary bankruptcy or insolvency proceeding that is not dismissed within ninety (90) days of the filing thereof,

{12282340:5} 72 or any voluntary bankruptcy or insolvency proceeding, or (v) if at any time Manager has engaged in gross negligence, fraud or willful misconduct. (e) Upon the occurrence and during the continuance of an Event of Default, Borrower shall not exercise any rights, make any decisions, grant any approvals or otherwise take any action under the Management Agreement without the prior written consent of Lender. (f) If at any time Lender consents to the appointment of a new manager and/or the execution of a management agreement under this Agreement, such manager and Borrower shall, as a condition of Lender’s consent, execute an Assignment of Management Agreement and subordination of management fees substantially in the form then used by Lender (or in such other form and substance reasonably satisfactory to Lender). Section 4.21 No Joint Assessment. Borrower shall not suffer, permit or initiate the joint assessment of the Property with (a) any other real property constituting a tax lot separate from the Property, or (b) any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property. Section 4.22 ERISA. (a) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights hereunder or under the other Loan Documents) to be a non exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA. (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its reasonable discretion, that (i) Borrower is not an “employee benefit plan” as defined in Section 3(3) of ERISA, or other retirement arrangement, which is subject to Title I of ERISA or Section 4975 of the IRS Code, or a “governmental plan” within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true: (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. § 2510.3 101(b)(2); (B) Less than 25 percent of each outstanding class of equity interests in Borrower are held by “benefit plan investors” within the meaning of 29 C.F.R.§ 2510.3 101(f)(2); or (C) Borrower qualifies as an “operating company” or a “real estate operating company” within the meaning of 29 C.F.R § 2510.3 101(c) or (e) or an investment company registered under The Investment Company Act of 1940, as amended.

{12282340:5} 73 (c) Borrower shall not maintain, sponsor, contribute to or become obligated to contribute to, or suffer or permit any member of Borrower’s “controlled group of corporations” to maintain, sponsor, contribute to or become obligated to contribute to a “defined benefit plan” or a “multiemployer pension plan” (as each of the same is defined in Section 3.15 of this Agreement). Section 4.23 Special Purpose Entity. Borrower and each SPE Component Entity shall at all times comply with the requirements set forth on Exhibit C attached hereto and shall not take or permit any action that would result in Borrower or any SPE Component Entity not being in compliance with the representations, warranties and covenants set forth in Section 3.24 and Exhibit C attached hereto. Section 4.24 Debt Cancellation. Borrower shall not cancel or otherwise forgive or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower’s business. Section 4.25 Property Documents. Without limiting the other provisions of this Agreement and the other Loan Documents, Borrower shall (a) promptly perform and/or observe, in all material respects, all of the covenants and agreements required to be performed and observed by it under the Property Documents and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (b) promptly notify Lender of any material default under the Property Documents of which it is aware; (c) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditures plan, notice, report and estimate received by it under the Property Documents; (d) enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed under the Property Documents in a commercially reasonable manner; (e) cause the Property to be operated, in all material respects, in accordance with the Property Documents; and (f) not, without the prior written consent of Lender, (i) enter into any new Property Document or replace or execute modifications to any existing Property Documents or renew or extend the same (exclusive of, in each case, any automatic renewal or extension in accordance with its terms), (ii) surrender, terminate or cancel the Property Documents, (iii) reduce or consent to the reduction of the term of the Property Documents, (iv) increase or consent to the increase of the amount of any charges under the Property Documents, (v) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the Property Documents in any material respect or (vi) following the occurrence and during the continuance of an Event of Default, exercise any rights, make any decisions, grant any approvals or otherwise take any action under the Property Documents. Section 4.26 Embargoed Person. At all times throughout the term of the Loan, including after giving effect to any transfers of all or any portion of the Property or any direct or indirect equity or beneficial interests in Borrower or any Guarantor that is not a natural person, (a) none of the funds or other assets of Borrower or any Guarantor shall constitute property of, or shall be beneficially owned, directly or indirectly, by any Person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., the Patriot Act and any Executive Orders or regulations promulgated thereunder, each as

{12282340:5} 74 may be amended from time to time, with the result that the investment in Borrower, Sponsor or any Guarantor, as applicable (whether directly or indirectly), would be prohibited by law (each, an “Embargoed Person”), or the Loan made by Lender would be in violation of law, (b) no Embargoed Person shall have any interest of any nature whatsoever in Borrower, Sponsor or any Guarantor, as applicable, with the result that the investment in Borrower, Sponsor or any Guarantor, as applicable (whether directly or indirectly), would be prohibited by law or the Loan would be in violation of law, and (c) none of the funds of Borrower, Sponsor or any Guarantor, as applicable, shall be derived from any unlawful activity with the result that the investment in Borrower, Sponsor or any Guarantor, as applicable (whether directly or indirectly), would be prohibited by law or the Loan would be in violation of law. Section 4.27 Patriot Act. Borrower shall comply with the Patriot Act and all applicable requirements of Governmental Authorities having jurisdiction over Borrower and/or the Property, including those relating to money laundering and terrorism. Lender shall have the right to audit Borrower’s compliance with the Patriot Act and all applicable requirements of Governmental Authorities having jurisdiction over Borrower and/or the Property, including those relating to money laundering and terrorism. In the event that Borrower fails to comply with the Patriot Act or any such requirements of Governmental Authorities, then Lender may, at its option, cause Borrower to comply therewith and any and all costs and expenses incurred by Lender in connection therewith shall be secured by the Security Instrument and the other Loan Documents and shall be immediately due and payable. Section 4.28 No Plan Assets; Illegal Activity/Forfeiture. Borrower shall take all necessary actions in order to remain in compliance with the representation contained in Sections 3.15 and 3.23 hereof at all times during the term of the Loan, and shall not take any actions that would cause Borrower to violate any of the same. Borrower covenants and agrees not to commit, permit or suffer to exist any act or omission affording any right of forfeiture described in Section 3.23. Section 4.29 O&M Program. Borrower hereby represents and warrants that Borrower has, as of the date hereof, complied in all respects with the O&M Program. Borrower hereby covenants and agrees that, during the term of the Loan, including any extension or renewal thereof, Borrower shall comply in all respects with the terms and conditions of the O&M Program. Section 4.30 Property Releases. Borrower shall cause Partial Releases to be consummated in accordance with the terms of Section 6.7 hereof and Section 6.7 of the Senior Loan Agreement such that (a) by the date which is six (6) calendar months after the Closing Date Borrower shall have paid Partial Release Prices to Senior Lender, and/or to Lender if the Senior Loan has been paid in full, in accordance with the terms hereof and of the Senior Loan Agreement in an aggregate amount equal to at least $45,000,000.00, (b) by the first anniversary of the Closing Date, Borrower shall have paid Partial Release Prices to Senior Lender, and/or to Lender if the Senior Loan has been paid in full, in accordance with the terms hereof and of the Senior Loan Agreement in an aggregate amount equal to at least $90,000,000.00, and (c) by the date which is eighteen (18) calendar months after the Closing Date Borrower shall have paid Partial Release Prices to Senior Lender, and/or to Lender if the Senior Loan has been paid in full,

{12282340:5} 75 in accordance with the terms hereof and of the Senior Loan Agreement in an aggregate amount sufficient to repay the Senior Loan in full. Section 4.31 Deposits Under Contracts of Sale. Borrower shall hold and apply (or cause to be held and applied) all deposits received under each contract for the sale of one or more Individual Properties (each, a “Contract of Sale”) in accordance with the terms of the applicable Contract of Sale and all applicable Legal Requirements. If, in connection with the termination of any Contract of Sale, Borrower shall be entitled pursuant to the terms of such Contract of Sale and applicable Legal Requirements to retain any amounts deposited by the purchaser thereunder, including, without limitation, as a result of any such purchaser’s default in the performance of its obligations thereunder, Borrower shall give prompt written notice to Lender thereof and shall, within three (3) Business Days remit to Senior Lender, or Lender if Borrower is not required to remit same to Senior Lender, any amounts so retained by Borrower, which amounts shall be (a) deposited in an Account designated by Lender for application to the payment of certain interest and operating expense payments with respect to the first $500,000 in the aggregate of deposits so retained by Borrower and (b) applied to the partial repayment of the Debt (including any Exit Fee, Minimum Interest Payment, Breakage Costs, Interest Shortfall and/or other amounts payable in connection with such prepayment pursuant to the terms of Section 2.7 hereof and of the Senior Loan Agreement) with respect to any such deposits so retained by Borrower which exceed $500,000 in the aggregate with all other such deposits previously retained by Borrower and remitted to Lender or Senior Lender in accordance herewith. Section 4.32 Environmental Emissions. The Property shall be in compliance with all national, state or local environmental protection, energy efficiency, and carbon emissions regulations (and any similar regulations) and Borrower shall take any and all actions necessary to ensure such compliance at its sole cost and expense. Section 4.33 Disbursement Agreement. Borrower shall (a) cause Hartman SPE, LLC to (i) promptly perform and/or observe all of the covenants and agreements required to be performed and observed by it under the Disbursement Agreement, (ii) do all things necessary to preserve and to keep unimpaired its material rights under the Disbursement Agreement, (iii) enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by Disbursement Agent under the Disbursement Agreement in a commercially reasonable manner and (iv) within thirty (30) days after the delivery by Disbursement Agent of any notice of resignation pursuant to the Disbursement Agreement, enter into a replacement escrow agreement in form and substance acceptable to Lender with a replacement escrow agent acceptable to Lender, (b) promptly notify Lender of any default under the Disbursement Agreement of which it or Hartman SPE, LLC is aware, (c) deliver to Lender simultaneously with the delivery thereof to Disbursement Agent a copy of any notice given by Hartman SPE, LLC pursuant to the Disbursement Agreement, and (d) deliver to Lender within one (1) Business Day of receipt by Hartman SPE, LLC a copy of any notice received by Hartman SPE, LLC pursuant to the terms of the Disbursement Agreement. Borrower shall not suffer or permit or cause or allow Hartman SPE, LLC to grant, consent to, enter into, accept, suffer or permit, as applicable, (x) any modification, surrender, termination, assignment or replacement of the Disbursement Agreement or any waiver of any of the terms and conditions of the Disbursement Agreement, in each case, without Lender’s prior written consent or (y) the making of any disbursement under the Disbursement Agreement unless Lender has received the prior

{12282340:5} 76 written notice of such disbursement required by the terms thereof and has failed to object thereto within the time period specified in the Disbursement Agreement. Borrower shall, and shall cause Hartman SPE, LLC to, cooperate with any request by Lender for additional information concerning any notice given or received by Hartman SPE, LLC pursuant to or otherwise with respect to the Disbursement Agreement, any request for a disbursement to be made pursuant to the Disbursement Agreement and any dispute arising pursuant to or otherwise with respect to the Disbursement Agreement. Borrower shall, or shall cause Hartman SPE, LLC to, cause Disbursement Agent to pay directly to Lender any amounts which may become payable to Hartman SPE, LLC pursuant to the Distribution Agreement from time to time, whether upon termination thereof or otherwise. Without limiting Borrower’s obligation pursuant to the immediately preceding sentence, any amounts payable to Hartman SPE, LLC pursuant to the terms of the Distribution Agreement which are paid or distributed to Hartman SPE, LLC or any Affiliate thereof shall be paid over to Senior Lender (or Junior Lender if the Senior Loan has been paid in full) within one (1) Business Day after receipt thereof by or on behalf of Hartman SPE, LLC or any such Affiliate. All amounts payable to Lender pursuant to this Section 4.33 shall, upon receipt thereof by Lender, be applied to the partial repayment of the Debt (including any Exit Fee, Minimum Interest Payment, Breakage Costs, Interest Shortfall and/or other amounts payable in connection with such prepayment pursuant to the terms of Section 2.7). Section 4.34 Payments Under Escrow Agreements. All amounts payable to Hartman Bent Tree Green, LLC from time to time pursuant to the Bent Tree Green Escrow Agreements, and all amounts which may become payable to Borrower or its Affiliates from time to time pursuant to any escrow arrangements entered into in connection with the closing of the Loan or the Senior Loan or the sale of any Individual Property shall, either be paid directly to Senior Lender (or Junior Lender if the Senior Lender has been paid in full) by the applicable escrow agent holding such amounts or be paid over to Senior Lender (or Junior Lender if the Senior Lender has been paid in full) within one (1) Business Day after receipt thereof by or on behalf of Borrower or any Affiliate of Borrower. All amounts payable to Lender pursuant to this Section 4.33 shall, upon Lender’s receipt thereof, be applied to the partial repayment of the Debt (including any Exit Fee, Minimum Interest Payment, Breakage Costs, Interest Shortfall and/or other amounts payable in connection with such prepayment pursuant to the terms of Section 2.7). Section 4.35 Multiple Borrowers. (a) Notwithstanding any provisions of the Loan Documents or any applicable Legal Requirements to the contrary, until the indefeasible payment and discharge in full of the Debt, each Borrower agrees, jointly and severally, that it shall not (and hereby waives, to the fullest extent possible under applicable law, any right to) file, commence, seek or prosecute an action for partition or forced sale of the Property or any portion thereof and/or Improvements or any portion thereof. (b) Each Borrower agrees that any and all rights of subrogation, reimbursement, contribution, indemnity or otherwise arising by contract or operation of law from or against any other Borrower shall be subordinate, in right of payment, to the prior and indefeasible payment in full of the Debt, and each Borrower agrees that it shall not enforce any such rights or ask for, demand, sue for, take or receive payments on account thereof, until the Debt shall have been finally and indefeasibly paid in full. Any

{12282340:5} 77 rights to assert a claim for subrogation, reimbursement, contribution, indemnity or to otherwise seek any such payments shall be tolled until the Debt shall have been finally and indefeasibly paid in full. Furthermore, each Borrower agrees that it shall not bring any action, proceeding, claim or litigation of any kind, or pursue arbitration, against any other Borrower or Guarantor, unless Lender’s prior written consent is obtained in each instance. (c) Each of the representations, warranties and covenants and agreements of Borrower set forth in this Agreement and each of the other Loan Documents shall be deemed to have been made equally by each Borrower (unless otherwise expressly provided). It is the intent of the parties hereto in making any determination under this Agreement, including, without limitation, in determining whether (1) a breach of a representation, warranty or covenant has occurred, (2) there has occurred a Default or Event of Default, or (3) an event has occurred which would create recourse obligations under this Agreement or the Guaranty, that any such breach, occurrence or event with respect to any Borrower shall be deemed to be such a breach, occurrence or event with respect to all Borrowers and that all Borrowers need not have been involved with such breach, occurrence or event in order for the same to be deemed such a breach, occurrence or event with respect to every Borrower. Each of the representations, warranties and covenants set forth in this Agreement and each of the other Loan Documents shall, unless the context requires otherwise, (x) be made by each Borrower individually, and by all Borrowers collectively and (y) with respect to the Property, apply to each Individual Property or portion thereof and to all of the Property. (d) Each Borrower agrees that Agent Borrower is authorized to be the sole contact and notice party for Lender with respect to the Loan and is and shall remain authorized by each Borrower to receive all notices, and shall have the full power, authority and obligation, on behalf of each Borrower, to correspond with Lender on all matters concerning each Borrower, the Loan, the Loan Documents and the Property, and any portion thereof, including (i) requesting approvals of or consents by Lender in connection with this Agreement and the other Loan Documents, (ii) executing and delivering estoppels or agreements required of Borrower under this Agreement, and (iii) responding to inquiries, requests or demands made by Lender. Agent Borrower shall keep and maintain proper and accurate books and records pertaining to the Loan separate from any other property of any other Borrower. Each Borrower hereby expressly waives the right to receive any notices in connection with the Loan and/or the Loan Documents, notwithstanding anything to the contrary contained in this Agreement or in the other Loan Documents, and agrees that any obligation of Lender to deliver notice to Borrower shall be satisfied by providing such notice to Agent Borrower. Lender may rely on Agent Borrower’s power and authority, decisions, agreements, correspondence, replies, answers, information and/or requests, without further inquiry or liability. Agent Borrower shall not be replaced or terminated without Lender’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything herein on in the other Loan Documents to the contrary, any amounts which Lender is obligated to disburse to Borrower pursuant to the Loan Documents may be disbursed by Lender to Agent Borrower for application by Agent Borrower in accordance with the applicable terms hereof.

{12282340:5} 78 Section 4.36 Post-Closing Obligations. (a) Borrower shall deliver to Lender evidence reasonably acceptable to Lender that each of the Violations has been corrected in accordance with applicable Legal Requirements and closed out in the records of the applicable Governmental Authorities on or before the date which is thirty (30) days after the Closing Date, as such date shall be extended for successive periods of thirty (30) days each if the foregoing obligations cannot reasonably be satisfied by Borrower within the aforesaid time period, as extended in accordance with the terms hereof, despite Borrower’s prompt commencement and continuous, diligent pursuit of commercially reasonable efforts to perform such obligations, as demonstrated to Lender’s reasonable satisfaction; provided, however, that in no event shall such date be extended with respect to any Violation beyond the date on which any applicable Governmental Authority commences any enforcement action with respect to the existence of such Violation. In the event that any of the zoning reports delivered to Lender in connection with the closing of the Loan are updated after the Closing Date to indicate that there are outstanding violations of applicable Legal Requirements with respect to any Individual Property (“New Violations”), Borrower shall deliver to Lender evidence reasonably acceptable to Lender that each of the New Violations has been corrected in accordance with applicable Legal Requirements and closed out in the records of the applicable Governmental Authorities on or before the date which is thirty (30) days after the date that Lender provides Borrower with written notice of the existence of such New Violations, as such date shall be extended for successive periods of thirty (30) days each if the foregoing obligations cannot reasonably be satisfied by Borrower within the aforesaid time period, as extended in accordance with the terms hereof, despite Borrower’s prompt commencement and continuous, diligent pursuit of commercially reasonable efforts to perform such obligations, as demonstrated to Lender’s reasonable satisfaction; provided, however, that in no event shall such date be extended with respect to any Violation or New Violation, as applicable, beyond the date on which any applicable Governmental Authority commences any enforcement action with respect to the existence of such Violation or New Violation, as applicable. Notwithstanding anything herein to the contrary, Borrower’s obligations pursuant to this Section 4.36(a) shall terminate with respect to the Violation(s) and/or New Violation(s) affecting an Individual Property, as applicable, upon the consummation of a Partial Release of such Individual Property in accordance with the terms of this Agreement. (b) Borrower shall use commercially reasonable efforts to deliver to Lender an estoppel certificate with respect to each REA, in each case, in the form provided by Lender to Borrower prior to the Closing Date with such modifications thereto as may be reasonably acceptable to Lender, executed by each applicable party specified therein, on or before the date which is ninety (90) days after the Closing Date, as such date shall be extended for successive periods of thirty (30) days each if the foregoing obligations cannot reasonably be satisfied by Borrower within the aforesaid time period, as extended in accordance with the terms hereof, despite Borrower’s prompt commencement and continuous, diligent pursuit of commercially reasonable efforts to perform such obligations, as demonstrated to Lender’s reasonable satisfaction. In the event any such executed estoppel certificate indicates that Borrower, Borrower’s predecessor in interest

{12282340:5} 79 or the applicable Individual Property is in breach or violation of the applicable REA, Borrower shall promptly correct any such breach or violation and deliver to Lender reasonably acceptable evidence thereof, which may include an updated estoppel certificate executed by the applicable party confirming the cure or correction of such breach or violation. Notwithstanding anything herein to the contrary, Borrower’s obligations pursuant to this Section 4.36(b) shall terminate with respect to the REA(s) affecting an Individual Property upon the consummation of a Partial Release of such Individual Property in accordance with the terms of this Agreement. (c) On or before the date which is thirty (30) days after the Closing Date, Borrower shall have delivered to Lender a fully executed sub-management agreement by and between Manager and Transwestern Commercial Services L.L.C. (“Submanager”) in form and substance reasonably acceptable to Lender, which agreement shall provide, among other things, that all rights of Submanager thereunder are subject to the terms of the Management Agreement, as affected by the Loan Documents. (d) On or before the date which is seven (7) days after the Closing Date, Borrower shall have delivered to Lender a final, signed and sealed ALTA Survey satisfying Lender’s survey criteria, as furnished to Borrower prior to the Closing Date, and otherwise in form and substance reasonably acceptable to Lender, with respect to each of (i) the Individual Property known as Northchase, (ii) the Individual Property known as Tower Pavilion and (iii) the Individual Property known as Chelsea Square. (e) On or before the date which is five (5) Business Days after the Closing Date, Borrower shall deliver to Lender evidence reasonably satisfactory to Lender that Existing Lender has terminated the cash management arrangements with respect to the Existing Loan such that Borrower has unrestricted access to any Rents or funds with respect to the Property deposited from time to time after the Closing Date into any clearing account, cash management account or other similar account established as part of the cash management system for the Existing Loan. (f) Within two (2) Business Days after receipt by or on behalf of Borrower or any Affiliate of Borrower of all or any portion of the funds being held by or on behalf of Existing Lender as of the Closing Date in escrows or reserves as security for the Existing Loan, Borrower shall pay all such amounts to Senior Lender for deposit in accordance with the Senior Loan Agreement. ARTICLE 5 INSURANCE; CASUALTY; CONDEMNATION; RESTORATION Section 5.1 Insurance. (a) Borrower, at its sole cost and expense, shall obtain and maintain during the entire term of the Loan, or cause to be maintained, insurance policies for Borrower and the Property providing the coverages required under Section 5.1 of the Senior Loan Agreement, including, without limitation, meeting all insurer requirements thereunder. In

{12282340:5} 80 addition, Borrower shall cause Lender to be named as loss payee on property coverages and named as an additional insured, together with Senior Lender, as their interest may appear, under such of the insurance policies required under of the Senior Loan Agreement as Lender shall require. Borrower shall also cause all insurance policies required under this Section 5.1 to provide for at least thirty (30) days prior notice to Lender in the event of policy cancellation or material changes. Not less than five (5) Business Days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to the terms hereof, certificates of insurance accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder shall be delivered by Borrower to Lender; provided, however, that in the case of renewal Policies, Borrower may furnish Lender with certificates of insurance therefor to be followed by the original Policies when issued. (b) If at any time Lender is not in receipt of written evidence that all insurance required hereunder and under the Senior Loan Agreement is in full force and effect, Lender shall have the right, without notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Property, including the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate and all Insurance Premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by the Security Instrument and shall bear interest at the Default Rate. Borrower shall promptly forward to Lender a copy of each written notice received by Borrower of any modification, reduction or cancellation of any of the Policies or of any of the coverages afforded under any of the Policies. (c) In the event of foreclosure of the Security Instrument or other transfer of title to the Property in extinguishment in whole or in part of the Debt, all right, title and interest of Borrower in and to the Policies that are not blanket Policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title. (d) For purposes of this Agreement, Lender shall have the same approval rights over the insurance referred to above (including, without limitation, the insurers, deductibles and coverages thereunder, as well as the right to require other reasonable insurance pursuant thereto) as are provided in favor of Senior Lender in the Senior Loan Agreement. The Policies delivered pursuant to the Senior Loan Agreement shall include endorsements pursuant to which Lender shall have the same rights as the Senior Lender as referred to in Section 5.1.1(e) of the Senior Loan Agreement. (e) In the event that the Senior Loan has been paid in full, except during the continuance of an Event of Default, Borrower shall settle any insurance or condemnation claims with respect to the insurance proceeds or condemnation awards which in the aggregate are less than or equal to the Restoration Threshold. Lender shall have the right to participate in and reasonably approve any settlement for insurance or condemnation claims with respect to the insurance proceeds or condemnation awards which in the aggregate are equal to or greater than the Restoration Threshold. If an Event of Default

{12282340:5} 81 shall have occurred and be continuing, Borrower hereby irrevocably empowers Lender, in the name of Borrower as its true and lawful attorney in fact, to file and prosecute such claim and to collect and to make receipt for any such payment. (f) Certified copies or other evidence acceptable to Lender of the Policies shall be delivered to Lender, at 130 East 59th Street, 13th Floor, Suite A, New York, New York 10022, Attention: Steven Fischler, on the date hereof with respect to the current Policies and within thirty (30) days after the effective date thereof with respect to all renewal Policies; provided, however, that if certified copies of the current Policies are not available on the date hereof, Borrower shall deliver to Lender on the date hereof documentation acceptable to Lender evidencing such Policies and shall deliver to Lender certified copies of such Policies within ten (10) days after such Policies are available. Borrower shall pay the Insurance Premiums annually in advance as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender (provided, however, that Borrower shall not be required to pay such Insurance Premiums nor furnish such evidence of payment to Lender in the event that the amounts required to pay such Insurance Premiums have been deposited into an Account as directed by Lender pursuant to the provisions of this Agreement). In addition to the insurance coverages required herein, Borrower shall obtain such other insurance as may from time to time be reasonably required by Lender in order to protect its interests. Within thirty (30) days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like. Section 5.2 Casualty. If the Property shall sustain a Casualty, Borrower shall give prompt notice of such Casualty to Lender and shall promptly commence and diligently prosecute the completion of the Restoration of the Property and otherwise comply with the applicable terms and terms provisions of the Senior Loan Agreement. Borrower shall pay all costs of Restoration (including, without limitation, any applicable deductibles under the Policies) whether or not such costs are covered by the Net Proceeds. Lender may, but shall not be obligated to, make proof of loss if not made promptly by Borrower. In the event of a Casualty where the loss does not exceed the Restoration Threshold, Borrower may settle and adjust such claim so long as no Event of Default has occurred and is continuing. Any such adjustment must be carried out by Borrower in a commercially reasonable and timely manner. In the event of a Casualty where the loss exceeds the Restoration Threshold or if an Event of Default then exists, Borrower may settle and adjust such claim only with the prior written consent of Lender (which consent shall not be unreasonably withheld or delayed) and Lender shall have the opportunity to participate, at Borrower’s cost, in any such adjustment; provided, however, if Borrower fails to settle and adjust such claim within one hundred twenty (120) days after the Casualty, Lender shall have the right to settle and adjust such claim at Borrower’s cost and without Borrower’s consent. Notwithstanding any Casualty, Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement. Section 5.3 Condemnation.

{12282340:5} 82 (a) Borrower shall promptly give Lender notice of the actual or threatened commencement of any proceeding for the Condemnation of the Property of which Borrower has knowledge and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Provided no Event of Default has occurred and is continuing, in the event of a Condemnation where the amount of the taking does not exceed the Restoration Threshold, Borrower may settle and compromise such Condemnation. Any such settlement and compromise must be carried out in a commercially reasonable and timely manner. In the event of a Condemnation where the amount of the taking exceeds the Restoration Threshold or if an Event of Default then exists, Borrower may settle and compromise the Condemnation only with the prior written consent of Lender (which consent shall not be unreasonably withheld or delayed) and Lender shall have the opportunity to participate, at Borrower’s cost, in any litigation and settlement discussions in respect thereof, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. (b) Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the applicable provisions of the Senior Loan Agreement. Borrower shall pay all costs of Restoration whether or not such costs are covered by the Net Proceeds. Section 5.4 Restoration. (a) Borrower shall deliver to Lender all reports, plans, specifications, documents and other materials that are delivered to Senior Lender under the applicable terms and conditions of the Senior Loan Agreement in connection with a Restoration of the Property after a Casualty or Condemnation, simultaneously with any such delivery to Senior Lender. Subject only to the rights of Senior Lender pursuant to the Senior Loan Agreement, all Net Proceeds that are permitted by the terms of the Senior Loan Documents to be paid to Borrower or otherwise distributed to Borrower (rather than being used to rebuild or improve the Property in accordance with the Senior Loan Documents) shall be immediately paid over to Lender and are hereby assigned to Lender as additional collateral security hereunder. (b) Borrower shall keep Lender timely informed of the progress of any Restoration and the status of any negotiations with insurers relating to any such Casualty

{12282340:5} 83 or Condemnation. In addition, Borrower shall provide Lender with any and all documentation reasonably requested by Lender relating to any Casualty or Condemnation or Restoration. If any Net Proceeds are to be disbursed by Senior Lender for Restoration, Borrower shall deliver or cause to be delivered to Lender copies of all written correspondence delivered to and received from Senior Lender that relates to the Restoration and release of the Net Proceeds. If, in connection with a Restoration, Senior Lender does not require the deposit by Borrower of any Net Proceeds pursuant to the applicable terms and conditions of the Senior Loan Agreement, Lender shall have the right to demand that Borrower make a deposit of such Net Proceeds in accordance with those same terms and conditions, such Net Proceeds to then be governed by such terms and conditions as if each reference therein to “Lender” referred to Lender. (c) Notwithstanding any provision in this Agreement to the contrary, all Net Proceeds will be made available to Borrower in accordance with the Senior Loan Agreement. In the event the Senior Loan has been paid in full and Lender receives any Net Proceeds, Lender shall either apply such proceeds to the Debt or for the Restoration in accordance with the same terms and conditions contained in the Senior Loan Agreement. Upon repayment in full of the Senior Loan, the provisions of the Senior Loan Agreement governing Restoration and use of Net Proceeds shall be incorporated into this Agreement in their entirety. ARTICLE 6 NO SALE OR ENCUMBRANCE; PERMITTED TRANSFERS Section 6.1 No Sale/Encumbrance. It shall be an Event of Default hereunder if, without the prior written consent of Lender, a Prohibited Transfer occurs, other than (i) pursuant to Leases in accordance with the provisions of this Agreement, (ii) as expressly permitted pursuant to the terms of this Article 6, and (iii) if (A) the applicable breach of the requirements of this Article 6 was immaterial (it being agreed that the failure to give a required notice shall, by itself, be deemed immaterial), (B) Borrower corrects such breach within thirty (30) days of Borrower’s first awareness thereof, and (C) such breach is not a Sale or Pledge of all or any portion of the Property or a transfer which results in the ownership or control tests set forth in this Article 6 to be violated. Section 6.2 Intentionally Omitted. Section 6.3 Permitted Equity Transfers. (a) Notwithstanding Section 6.1 hereof, the following equity transfers shall be permitted without Lender’s consent: the sale, transfer or issuance of shares of common stock in Guarantor and transfers of indirect equity interests in Guarantor; provided, that, the foregoing shall not be deemed to waive, qualify or otherwise limit Borrower’s obligation to comply (or to cause the compliance with) the other covenants set forth herein and in the other Loan Documents (including, without limitation, the covenants

{12282340:5} 84 contained herein relating to ERISA matters) and so long as, in any case, each of the following conditions is satisfied: (A) no Event of Default would occur as a result of such transfer; (B) no such transfers shall result in a change in Control of Guarantor or any Affiliated Manager; (C) after giving effect to such transfers, Guarantor shall (1) continue to own the same direct or indirect equity ownership interest in each Borrower as it owns on the Closing Date; (2) Control each Borrower and any SPE Component Entity and (3) control the day-to-day operation of the Property; (D) after giving effect to such transfers, the Property shall continue to be managed by Manager or a replacement Manager approved in accordance with the applicable terms and conditions hereof; (E) such transfers shall not be prohibited pursuant to the terms of the Property Documents or the Senior Loan Documents; (F) if after giving effect to any such equity transfer, twenty percent (20%) or more in the aggregate of the direct or indirect ownership interests in any Borrower, any SPE Component Entity or any Guarantor that is not a natural person would be owned by a Person (together with its Affiliates) which did not own twenty percent (20%) or more of the direct or indirect ownership interests in such Person on the Closing Date or as a result of other equity transfers previously made in accordance with the terms and provisions of this Agreement, then, as a condition to any such equity transfer being permitted hereunder, Borrower shall have delivered to Lender at least thirty (30) days’ prior written notice of such transfer and credit searches (in form, scope and substance and from a provider, in each case, reasonably acceptable to Lender) with respect to such equity transfer; and (G) if after giving effect to any equity transfer, forty nine percent (49%) or more in the aggregate of the direct or indirect ownership interests in any Borrower, any SPE Component Entity or any Guarantor that is not a natural person would be owned by a Person (together with its Affiliates), other than Sponsor, which did not own forty nine percent (49%) or more of the direct or indirect ownership interests in such Borrower, any SPE Component Entity or such Guarantor, as applicable, on the Closing Date or as a result of other equity transfers previously made in accordance with the terms and provisions of this Agreement, then, as a condition to any such equity transfer being permitted hereunder, Borrower shall have delivered to Lender (1) at least thirty (30) days’ prior

{12282340:5} 85 written notice of such transfer, (2) a Rating Agency Confirmation and (3) if a Non-Consolidation Opinion has previously been delivered in connection with the Loan, a New Non-Consolidation Opinion. (b) Upon request from Lender, Borrower shall promptly provide Lender a revised version of the Organizational Chart reflecting any equity transfer consummated in accordance with this Section 6.3. Section 6.4 Replacement Guarantor. To the extent that any Guarantor is a natural person, the death or incapacity of such Guarantor shall be an Event of Default hereunder unless such Guarantor is replaced in accordance with this Section 6.4. Borrower shall be permitted to substitute a replacement guarantor (a “Substitution”) and no Event of Default shall be deemed to have occurred hereunder, provided that each of the following terms and conditions are satisfied: (a) no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Substitution; (b) within thirty (30) days after the occurrence of such death or incapacity, Borrower delivers to Lender notice of its intent to substitute such Guarantor and, concurrently therewith, gives Lender all such information concerning the proposed substitute guarantor as Lender may reasonably require, including, without limitation, certified financial statements detailing assets and liabilities; (c) the replacement guarantor is a Satisfactory Replacement Guarantor; (d) within fifteen (15) days after delivery of the written notice described in the preceding clause (b), such Satisfactory Replacement Guarantor (i) assumes the obligations of Guarantor under the Guaranty and the Environmental Indemnity for events or conditions occurring prior to, as of and after the Substitution or (ii) executes and delivers to Lender a replacement guaranty and a replacement environmental indemnity in each case in form and substance the same as the Guaranty and the Environmental Indemnity, respectively, and otherwise reasonably acceptable to Lender, for events or conditions occurring prior to, as of and after the Substitution; (e) concurrently with such assumption or execution and delivery (i) such Satisfactory Replacement Guarantor delivers to Lender a spousal consent in form and substance acceptable to Lender, as and to the extent applicable, and (ii) each of Borrower, each remaining Guarantor and/or such Satisfactory Replacement Guarantor, as applicable, affirms each of their respective obligations under the Loan Documents; (f) Borrower delivers to Lender a Rating Agency Confirmation with respect to such Substitution; (g) if required by Lender or the Rating Agencies, Borrower delivers to Lender an opinion from counsel, and in form and substance, in each case reasonably acceptable to Lender and acceptable to the Rating Agencies in their sole discretion stating, among other things, (i) that the Guaranty and the Environmental Indemnity (or the replacement guaranty and environmental indemnity, as the case may be) are enforceable against such Satisfactory Replacement Guarantor in accordance with their terms and (ii) that any REMIC Trust formed pursuant to a Securitization will not fail to maintain its status as a “real estate mortgage investment conduit” within the meaning of Section 860D of the Code or be subject to tax as a result of such Substitution; and (h) if required by Lender or the Rating Agencies and a Non-Consolidation Opinion has previously been delivered in connection with the Loan, Borrower delivers to Lender a New Non-Consolidation Opinion. No such death or replacement of a Guarantor shall hinder, impair, limit, terminate or effectuate a novation of the obligations or liabilities of any other Guarantor under any of the Loan Documents. As used herein, the term “Satisfactory Replacement Guarantor” shall mean a replacement guarantor that is acceptable to Lender, which determination shall be based upon, inter alia, (A) such replacement guarantor having (1) a direct or indirect ownership interest in Borrower, which is

{12282340:5} 86 reasonably satisfactory to Lender, and (2) the ability to Control Borrower, (B) such replacement guarantor having a net worth and liquidity reasonably satisfactory to Lender, (C) Lender’s receipt of searches (including credit, negative news, OFAC, litigation, judgment, lien and bankruptcy searches) reasonably required by Lender on such replacement guarantor, the results of which must be reasonably acceptable to Lender, (D) such replacement guarantor otherwise satisfying Lender’s then current applicable underwriting criteria and requirements, and (E) such replacement guarantor being an experienced operator and/or owner of properties similar in location, size, class, use, operation and value as the Property, as evidenced by financial statements and other information reasonably requested by Lender or requested by the Rating Agencies. Section 6.5 Lender’s Rights. Lender reserves the right to condition the consent to a Prohibited Transfer requested hereunder upon (a) a modification of the terms hereof and on assumption of this Agreement and the other Loan Documents as so modified by the proposed Prohibited Transfer, (b) payment of a transfer fee and all of Lender’s expenses incurred in connection with such Prohibited Transfer, (c) receipt of a Rating Agency Confirmation with respect to the Prohibited Transfer, (d) the proposed transferee’s continued compliance with the covenants set forth in this Agreement, including, without limitation, the covenants in Section 4.23, (e) receipt of a New Non-Consolidation Opinion with respect to the Prohibited Transfer (if at such time a Non-Consolidation Opinion has previously been issued to Lender in connection with the Loan) and/or (f) such other conditions and/or legal opinions as Lender shall determine in its sole discretion to be in the interest of Lender. All expenses incurred by Lender shall be payable by Borrower whether or not Lender consents to the Prohibited Transfer. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Prohibited Transfer without Lender’s consent. This provision shall apply to every Prohibited Transfer, whether or not Lender has consented to any previous Prohibited Transfer. Section 6.6 Economic Sanctions, Anti-Money Laundering; Prohibited Entities. Borrower shall (and shall cause its direct and indirect constituent owners and Affiliates to) (a) at all times comply with the representations and covenants contained in Sections 3.27, 4.26 and 4.27 such that the same remain true, correct and not violated or breached and (b) not permit a Prohibited Transfer to occur and shall cause the ownership requirements specified in this Article 6 to be complied with at all times. Borrower hereby represents that, other than in connection with the Loan, the Loan Documents and any Permitted Encumbrances or as otherwise set forth on Schedule 1 attached hereto, as of the date hereof, there exists no Sale or Pledge of (i) the Property or any part thereof or any legal or beneficial interest therein or (ii) any interest in any Restricted Party. Notwithstanding anything to the contrary contained herein or in any other Loan Document (including, without limitation Sections 6.3 and 6.4 hereof), in no event shall Borrower or any SPE Component Entity be (A) a Prohibited Entity, (B) Controlled (directly or indirectly) by any Prohibited Entity or (C) more than 49% owned (directly or indirectly) by Prohibited Entities (whether individually or in the aggregate), unless, in each of the foregoing cases, Lender’s prior written consent is first obtained (which such consent shall be given or withheld in Lender’s sole discretion and may be conditioned on, among other things, Lender’s receipt of a Rating Agency Confirmation). Section 6.7 Partial Release.

{12282340:5} 87 (a) Notwithstanding Section 6.1 hereof, Borrower may obtain a release of any Partial Release Property from the lien of the applicable Security Instrument and the Senior Loan Documents in connection with the sale of such Partial Release Property to a bona fide third party purchaser who is not an Affiliate of a Restricted Party pursuant to an arms-length contract and otherwise pursuant to the provisions of this Section 6.7 and Section 6.7 of the Senior Loan Agreement (each such release, a “Partial Release”) so long as the following conditions precedent, and the other terms and conditions of this Section 6.7 and Section 6.7 of the Senior Loan Agreement, are satisfied in connection with any such Partial Release: (i) no Default, Event of Default or Senior Loan Event of Default shall have occurred and be continuing or shall occur solely as a result of such Partial Release; (ii) Borrower shall have submitted to Lender a written request for such Partial Release at least thirty (30) days prior to the proposed Partial Release Date (other than with respect to those Individual Properties set forth on Schedule 2 hereof, with respect to which such written request is deemed given as of the Closing Date and the applicable Partial Release Date shall be deemed to be the respective date set forth with respect to each such Individual Property on Schedule 2), accompanied by a processing fee of $7,500, which request (i) shall specify the Partial Release Property that Borrower intends to release and state the anticipated release date (the “Partial Release Date”) and (ii) shall include an Officer’s Certificate providing a certification that as of the date of such request, to the best of Borrower’s knowledge, no Default, Event of Default or Senior Loan Event of Default shall have occurred and be continuing or shall occur solely as a result of such Partial Release; (iii) Borrower shall have paid, or shall have arranged to be paid contemporaneously with the Partial Release, to Lender and/or Senior Lender (as applicable), and Lender and/or Senior Lender (as applicable) shall have received by wire transfer of immediately available federal funds contemporaneously with the Partial Release, an amount equal to the sum of (A) the Partial Release Price for the Partial Release Property, which shall be applied by Lender and/or Senior Lender (as applicable) as a prepayment of the Debt and/or the Senior Loan, plus (B) any Interest Shortfall, plus (C) the Exit Fee due in respect of the principal amount prepaid, plus (D) all other sums then due and payable under the Loan Documents and the Senior Loan Documents; (iv) Borrower shall have submitted to Lender, not less than five (5) Business Days prior to the Partial Release Date such releases, satisfactions, discharges and/or assignments for the Partial Release Property for execution by Lender, which shall be in form and substance reasonably satisfactory to Lender and appropriate in the jurisdiction in which the Partial Release Property is located; (v) if the Loan shall then be held by a REMIC Trust formed pursuant to a Securitization, Borrower shall have delivered (A) a Rating Agency

{12282340:5} 88 Confirmation with respect to such Partial Release, (B) a REMIC Opinion from counsel, and in form and substance, in each case acceptable to Lender and the Rating Agencies, and (C) evidence satisfactory to Lender that Borrower and each SPE Component Entity (if applicable) continues to be in compliance with each representation, warranty and covenant set forth in Section 3.24, Section 4.23 and Exhibit C following such Partial Release; (vi) after giving effect to the Partial Release, (A) the Debt Yield (Combined) for the Partial Release Remaining Property shall not be less than the greater of (i) the Partial Release Minimum Debt Yield and (ii) the Debt Yield (Combined) in effect immediately prior to the Partial Release, and (B) the LTV for the Partial Release Remaining Property shall not be greater than the lesser of (A) the Partial Release Minimum LTV and (B) the LTV in effect immediately prior to the Partial Release; (vii) Manager and other parties to the Management Agreement shall provide Lender with evidence satisfactory to Lender that the Partial Release Property will no longer be subject to the Management Agreement once such Partial Release has been completed and that Manager will no longer earn fees under the Management Agreement with respect to such Partial Release Property; provided, however, that Manager shall be permitted to enter into a separate management, leasing and/or development agreement with the owner of any such Partial Release Property; (viii) Borrower shall have delivered to Lender one or more endorsements to the Title Insurance Policy, in form and substance satisfactory to Lender, that (A) extend the date of the Title Insurance Policy to the effective date of the Partial Release and (B) insure the priority of the Security Instrument is not affected as to the Partial Release Remaining Property; (ix) Borrower shall have delivered an Officer’s Certificate certifying that all of the requirements set forth in this Section 6.7 and Section 6.7 of the Senior Loan Agreement have been satisfied; (x) Borrower shall have executed and delivered to Lender such other certificates, documents or instruments as Lender may reasonably require in connection with the Partial Release; (xi) Borrower shall have delivered to Lender evidence reasonably acceptable to Lender that all conditions precedent to the Partial Release pursuant to the Senior Loan Documents have been satisfied in full or waived by Senior Lender; and (xii) Borrower shall have paid (A) all of Lender’s actual, out-of-pocket costs and expenses (including attorneys’ fees and disbursements) incurred in connection with the Partial Release and the review and approval of the documents and information required to be delivered in connection therewith, and (B) all costs

{12282340:5} 89 and expenses of third parties incurred in connection with the Partial Release (including, without limitation, the cost of title, survey charges and recording costs, the costs and fees of any zoning consultant, and the costs and expenses incurred by, and all fees and charges of, the Rating Agencies). (b) All documents, instruments, evidence, opinions, reports, information and other items specifically required to be delivered to Lender pursuant to Section 6.7 shall be delivered by Borrower to Lender not less than ten (10) Business Days prior to the Partial Release Date, unless otherwise specified herein. (c) If at the time Borrower exercises its rights under this Section 6.7, the Loan is included in a REMIC Trust, then: (i) if the LTV of the Partial Release Remaining Property would exceed one hundred twenty five percent (125%) immediately after such Partial Release (such value to be determined, in Lender's sole discretion, by any commercially reasonable method permitted to a REMIC Trust), Borrower shall pay down the principal balance of the Loan by a "qualified amount" as such term is defined in IRS Rev. Proc. 2010-30 (as the same may be modified, supplemented, superseded or amended, from time to time), unless the Lender receives an opinion of counsel in form and substance acceptable to Lender that, if the foregoing prepayment requirement is not followed, the applicable REMIC Trust will not fail to maintain its status as a REMIC Trust as a result of such Partial Release; and (ii) all conditions in this Section 6.7 which provide for the exercise of discretion by Lender (whether in Lender’s reasonable discretion, sole discretion, or otherwise) shall be construed as permitting the Lender to reject a document or other item only if such document or other item fails to satisfy generally-applicable underwriting standards for securitized commercial mortgage loans, employed at the time such Partial Release occurs. (d) Upon the closing of any Partial Release, if all of the conditions set forth in this Section 6.7 with respect to such Partial Release have been satisfied or waived in writing by Lender in its sole discretion, then (i) Lender, at the sole cost and expense of Borrower, shall execute and deliver to Borrower a partial release, satisfaction, discharge and/or assignment, as applicable and as reasonably requested by Borrower, of the applicable Security Instrument, the applicable Assignment of Leases and the other Loan Documents which solely relate to the Partial Release Property, and (ii) all references herein or in any of the other Loan Documents to the term “Property” shall be deemed to exclude the Partial Release Property. Section 6.8 Costs and Expenses. Borrower shall pay all actual, out-of-pocket costs and expenses of Lender in connection with any transfer, assumption and/or replacement of any Guarantor, including, without limitation, the cost of any Rating Agency Confirmation and all reasonable fees and expenses of Lender’s counsel, and the cost of any counsel opinions required by the Rating Agencies.

{12282340:5} 90 ARTICLE 7 RESERVE FUNDS Section 7.1 Reserve Funds. Borrower shall make the deposits of reserve funds that are required under the Senior Loan Agreement into applicable accounts established therefor, as and when such deposits are required thereunder, which reserve funds shall be subject to the applicable terms and conditions of the Senior Loan Agreement (including definitions of terms) with respect to disbursements thereof and Borrower and Lender’s respective rights thereto (in all instances as if the term “Lender” in the Senior Loan Agreement referred to Lender); provided, however that notwithstanding the foregoing, Borrower shall be relieved of its obligation to make any such deposits so long as Borrower is required to, and actually does, make such deposits pursuant to the Senior Loan Agreement and Lender receives reasonably satisfactory evidence of the same and of Borrower’s payment and/or performance of the costs and obligations to which such funds are allocable pursuant to the terms of the Senior Loan Agreement. Section 7.2 The Accounts Generally. (a) Borrower grants to Lender a first-priority perfected security interest in each of the Accounts and any and all sums now or hereafter deposited in the Accounts as additional security for payment of the Debt. Until expended or applied in accordance herewith, the Accounts and the funds deposited therein shall constitute additional security for the Debt. The provisions of this Section 7.2 (together with the other related provisions of the other Loan Documents) are intended to give Lender and/or Servicer “control” of the Accounts and the Account Collateral and serve as a “security agreement” and a “control agreement” with respect to the same, in each case, within the meaning of the UCC. Borrower acknowledges and agrees that the Accounts are subject to the sole dominion, control and discretion of Lender, its authorized agents or designees, subject to the terms hereof, and Borrower shall have no right of withdrawal with respect to any Account except with the prior written consent of Lender or as otherwise provided herein. The funds on deposit in the Accounts shall not constitute trust funds and may be commingled with other monies held by Lender. Notwithstanding anything to the contrary contained herein, unless otherwise consented to in writing by Lender, Borrower shall only be permitted to request (and Lender shall only be required to disburse) amounts deposited in the Accounts on account of the liabilities, costs, work and other matters (as applicable) for which said sums were originally reserved hereunder, in each case, as reasonably determined by Lender. (b) Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Accounts or the sums deposited therein or permit any lien to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. Borrower hereby authorizes Lender to file a financing statement or statements under the UCC in connection with any of the Accounts and the Account Collateral in the form required to properly perfect Lender’s security interest therein.

{12282340:5} 91 Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Account or Account Collateral. (c) Notwithstanding anything to the contrary contained herein or in any other Loan Document, (1) Lender shall have no obligation to disburse funds from any Account within the sixty (60) day period prior to the Maturity Date and (2) upon the occurrence and during the continuance of an Event of Default, without notice from Lender or Servicer (i) Borrower shall have no rights in respect of the Accounts, (ii) Lender may liquidate and transfer any amounts then invested in Permitted Investments pursuant to the applicable terms hereof to the Accounts or reinvest such amounts in other Permitted Investments as Lender may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or pursuant to the other Loan Documents or to enable Lender to exercise and enforce Lender’s rights and remedies hereunder or under any other Loan Document with respect to any Account or any Account Collateral, and (iii) Lender shall have all rights and remedies with respect to the Accounts and the amounts on deposit therein and the Account Collateral as described in this Agreement and in the Security Instrument, in addition to all of the rights and remedies available to a secured party under the UCC, and, notwithstanding anything to the contrary contained in this Agreement or in the Security Instrument, may apply the amounts of such Accounts as Lender determines in its sole discretion including, but not limited to, payment of the Debt. (d) The insufficiency of funds on deposit in the Accounts shall not absolve Borrower of the obligation to make any payments, as and when due pursuant to this Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever. (e) Borrower shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorney’s fees and expenses) arising from or in any way connected with the Accounts, the sums deposited therein or the performance of the obligations for which the Accounts were established, except to the extent arising from the gross negligence or willful misconduct of Lender, its agents or employees. Borrower shall assign to Lender all rights and claims Borrower may have against all Persons supplying labor, materials or other services which are to be paid from or secured by the Accounts; provided, however, that Lender may not pursue any such right or claim unless an Event of Default has occurred and remains uncured. (f) Borrower and Lender (or Servicer on behalf of Lender) shall maintain each applicable Account as an Eligible Account, except as otherwise expressly agreed to in writing by Lender. In the event that Lender or Servicer no longer satisfies the criteria

{12282340:5} 92 for an Eligible Institution, Borrower shall cooperate with Lender in transferring the applicable Accounts to an institution that satisfies such criteria. Borrower hereby grants Lender power of attorney (irrevocable for so long as the Loan is outstanding) with respect to any such transfers and the establishment of accounts with a successor institution. (g) Interest accrued on any Account shall not be required to be remitted either to Borrower or to any Account and may instead be retained by Lender. (h) Borrower acknowledges and agrees that it solely shall be, and shall at all times remain, liable to Lender or Servicer for all fees, charges, costs and expenses in connection with the Accounts, this Agreement and the enforcement hereof, including, without limitation, any monthly or annual fees or charges as may be assessed by Lender or Servicer in connection with the administration of the Accounts and the reasonable fees and expenses of legal counsel to Lender and Servicer as needed to enforce, protect or preserve the rights and remedies of Lender and/or Servicer under this Agreement. (i) Lender may, in its sole discretion, establish subaccounts maintained on ledger basis within each Account to allocate reserve funds with respect to each Individual Property. Any determination made by Lender pursuant to this Article 7 that the applicable reserve funds are insufficient to pay all costs for which an Account is established may be made by Lender, in its sole but reasonable discretion, by either (1) aggregating all funds in such Account (regardless of allocation to an Individual Property) or (2) solely on the basis of funds allocated to an Individual Property. Lender shall have no obligation to make funds allocated to an Individual Property available to pay costs associated with any other Individual Property. Section 7.3 Transfer of Reserve Funds under Senior Loan. If Senior Lender waives any reserves or escrow accounts required in accordance with the terms of the Senior Loan Agreement, or if the Senior Loan is repaid in full (and the Loan is not repaid in full simultaneously therewith), then Borrower shall cause any and all amounts that would have been deposited into any reserves or escrow accounts in accordance with the terms of the Senior Loan Agreement to be transferred to and deposited with Lender in accordance with the terms of this Article 7 and the provisions of the Senior Loan Agreement which are hereby incorporated herein by reference (and Borrower shall enter into a clearing account agreement and, if applicable, a cash management agreement, for the benefit of Lender substantially similar to the arrangements entered into by Borrower at the time of the closing of the Senior Loan), and, if any letters of credit have been delivered by Borrower in substitution of any such cash reserves or escrows as may be specifically permitted by the Senior Loan Agreement, then Borrower shall also cause such letters of credit to be transferred to Lender to be held by Lender upon the same terms and provisions as set forth in the Senior Loan Agreement. Borrower will execute all amendments and other documents necessary to give effect to the terms and conditions of this Article 7. All of the foregoing shall be at the sole cost and expense of Borrower. Section 7.4 Excess Cash Flow Funds On each Monthly Payment Date, Borrower shall deposit (or cause to be deposited) into an Eligible Account with Senior Lender or Servicer (the “Excess Cash Flow Account”) an amount equal to the Excess Cash Flow (the amounts on deposit in the Excess Cash Flow Account being herein referred to as the “Excess Cash Flow

{12282340:5} 93 Funds”). Provided no Event of Default has occurred and is continuing, any Excess Cash Flow Funds remaining in the Excess Cash Flow Account upon the repayment in full of the Debt and the Senior Loan shall be disbursed to Borrower, unless any amount remains outstanding at such time pursuant to this Agreement or the Senior Loan Documents, in which case such funds shall be, and Borrower hereby directs that such funds be, disbursed to Lender or Senior Lender, as applicable. Section 7.5 Interest Rate Cap Reserve Funds. Unless otherwise directed by Lender, Borrower shall deposit (or shall cause to be deposited directly by Counterparty) into an Eligible Account held by Lender or Servicer (the “Interest Rate Cap Reserve Account”) any and all amounts paid by Counterparty pursuant to any Interest Rate Cap Agreement, within one (1) Business Day of Borrower’s receipt thereof (if received by Borrower and not directly deposited by Counterparty), all such amounts to be held as additional security for the Debt and all of the other Obligations. Amounts deposited pursuant to this Section 7.5 are referred to herein as the “Interest Rate Cap Reserve Funds”. Provided no Event of Default has occurred and is continuing, on each Monthly Payment Date Lender shall disburse an amount of available Interest Rate Cap Reserve Funds in payment of the Monthly Debt Service Payment then due, up to the amount of such Monthly Debt Service Payment. Section 7.6 Interest and Operating Expense Reserve Funds. Borrower and Lender acknowledge and agree that Borrower has deposited with Senior Lender on the Closing Date, the sum of $3,500,000.00 in the Interest and Operating Expense Reserve Account, to be held and applied to the payment of Monthly Debt Service Payments hereunder and “Monthly Debt Service Payments” (as defined in the Senior Loan Agreement) under the Senior Loan Agreement and as otherwise set forth in the Senior Loan Agreement pursuant to the terms and provisions thereof. ARTICLE 8 CASH MANAGEMENT Section 8.1 Establishment of Certain Accounts. (a) Borrower shall establish and maintain the Clearing Account pursuant to and in accordance with the applicable terms and conditions of the Clearing Account Agreement and the applicable terms and conditions of the Senior Loan Agreement. Other than as required pursuant to the Senior Loan Documents, Borrower shall not further pledge, assign or grant any security interest in the Clearing Account or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any financing statements to be filed with respect thereto. Section 8.2 Cash Management Account. Borrower shall comply with the applicable terms and conditions of the Senior Loan Agreement relating to the Cash Management Account. Other than as required pursuant to the Senior Loan Documents, Borrower shall not further pledge, assign or grant any security interest in the Cash Management Account or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any financing statements to be filed with respect thereto. Senior Lender shall have

{12282340:5} 94 the sole right to make withdrawals and/or direct disbursements from the Cash Management Account, to be applied in accordance with the terms and conditions of the Senior Loan Documents. All costs and expenses for establishing and maintaining the Cash Management Account shall be paid by Borrower. Lender may direct Senior Lender to make all distributions from the Cash Management Account that would, pursuant to the Senior Loan Documents, go to Borrower, directly to Lender pursuant to written instructions provided by Lender, to pay any amounts owed to Lender by Borrower hereunder. Section 8.3 Payments Received Under this Agreement. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, provided no Event of Default has occurred and is continuing, at any time Borrower is required, pursuant to the terms and conditions of this Agreement, to make deposits into applicable Accounts maintained by Lender, Borrower’s obligations with respect to the monthly payment of Debt Service and amounts due for the Accounts shall (provided Lender is not prohibited from withdrawing or applying any funds in the applicable Accounts by operation of law or otherwise) be deemed satisfied to the extent sufficient amounts are deposited in applicable Accounts to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are so applied by Lender. Section 8.4 Withdrawals from the Debt Service Account. Prior to the occurrence and continuance of an Event of Default, funds on deposit in the Debt Service Account allocated for the payment of Debt Service, if any, shall be used to pay Debt Service when due, together with any late payment charges or interest accruing at the Default Rate. Section 8.5 Payments Received Under this Agreement. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, provided no Event of Default has occurred and is continuing, Borrower’s obligations with respect to the monthly payment of Debt Service and amounts due for the Accounts shall (provided Lender is not prohibited from withdrawing or applying any funds in the applicable Accounts by operation of law or otherwise) be deemed satisfied to the extent sufficient amounts are deposited in applicable Accounts to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are so applied by Lender. ARTICLE 9 SECONDARY MARKET Section 9.1 Securitization. (a) Lender shall have the right (i) to sell or otherwise transfer the Loan (or any portion thereof and/or interest therein), (ii) to sell participation interests in the Loan (or any portion thereof and/or interest therein) or (iii) to securitize the Loan (or any portion thereof and/or interest therein) in a single asset securitization or a pooled asset securitization. The transactions referred to in clauses (i), (ii) and (iii) above shall hereinafter be referred to collectively as “Secondary Market Transactions” and the transactions referred to in clause (iii) shall hereinafter be referred to as a “Securitization”. Any certificates, notes or other securities issued in connection with a

{12282340:5} 95 Securitization are hereinafter referred to as “Securities”. At Lender’s election, each note and/or component comprising the Loan may be subject to one or more Secondary Market Transactions. (b) If requested by Lender in connection with any Secondary Market Transaction, Borrower shall assist Lender (at Borrower’s sole cost and expense) in satisfying the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the NRSROs in connection with such Secondary Market Transactions, including, without limitation, to: (i) provide (A) updated financial and other information with respect to the Property, the business operated at the Property, Borrower, Guarantor, Sponsor, any SPE Component Entity and Manager including, without limitation, the information set forth on Exhibit E attached hereto, (B) updated budgets relating to the Property, (C) updated appraisals, market studies, environmental reviews (Phase I’s and, if appropriate, Phase II’s), property condition reports and other due diligence investigations of the Property (the “Updated Information”), together, if customary, with appropriate verification of the Updated Information through letters of auditors or opinions of counsel acceptable to Lender and the Rating Agencies and (D) revisions to and other agreements with respect to the Property Documents in form and substance acceptable to Lender and the Rating Agencies; (ii) provide new and/or updated opinions of counsel, which may be relied upon by Lender, the NRSROs and their respective counsel, agents and representatives, as may be customary in Secondary Market Transactions or required by the Rating Agencies, which counsel and opinions shall be satisfactory in form and substance to Lender and the Rating Agencies; (iii) provide updated (as of the closing date of the applicable Secondary Market Transaction) representations and warranties made in the Loan Documents and such additional representations and warranties as the Rating Agencies may require; (iv) execute such amendments to the Loan Documents, the Property Documents and Borrower’s or any SPE Component Entity’s organizational documents as may be reasonably requested by Lender or requested by the Rating Agencies to effect any Secondary Market Transaction, including, without limitation, (A) to amend and/or supplement the independent director provisions provided on Exhibit C attached hereto, in each case, in accordance with the applicable requirements of the Rating Agencies, (B) bifurcating the Loan into two or more components and/or additional separate notes and/or creating additional senior/subordinate note structure(s) (any of the foregoing, a “Loan Bifurcation”) and (C) to modify all operative dates (including but not limited to payment dates, interest period start dates and end dates, etc.) under the Loan Documents, by up to ten (10) days; provided, however, that Borrower shall not be required to so modify or amend any Loan Document if such modification or amendment would

{12282340:5} 96 change the interest rate, the stated maturity (except as provided in subclause (C) above) or the amortization of principal set forth herein, or otherwise increase (to more than a de minimis extent) the obligations or decrease (to more than a de minimis extent) the rights of Borrower in each case from those contemplated under the Loan Documents, except in connection with a Loan Bifurcation which may result in varying interest rates and, as applicable, amortization schedules, but which shall have the same initial weighted average coupon of the original Note; and (v) review any Disclosure Document or any interim draft thereof furnished by Lender to Borrower with respect to information contained therein that was furnished to Lender by or on behalf of Borrower specifically in connection with the preparation of such Disclosure Document and provide to Lender any revisions to such Disclosure Document or interim draft thereof necessary to insure that such reviewed information does not contain any untrue statement of a material fact or omit to state any material fact necessary to make statements contained therein not misleading. (c) If, at the time a Disclosure Document is being prepared for a Securitization, Lender expects that Borrower alone or Borrower and one or more Affiliates of Borrower collectively, or the Property alone or the Property and Related Properties collectively, will be a Significant Obligor, Borrower shall furnish to Lender upon request the following information: (i) if Lender expects that the principal amount of the Loan together with any Related Loans as of the cut-off date for such Securitization may, or if the principal amount of the Loan together with any Related Loans as of the cut-off date for such Securitization and at any time during which the Loan and any Related Loans are included in a Securitization does, equal or exceed ten percent (10%) (but less than twenty percent (20%)) of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in the Securitization, net operating income for the Property and the Related Properties for the most recent Fiscal Year and interim period as required under Item 1112(b)(1) of Regulation AB (or, if the Loan is not treated as a non-recourse loan under Instruction 3 for Item 1101(k) of Regulation AB, selected financial data meeting the requirements and covering the time periods specified in Item 301 of Regulation S-K and Item 1112(b)(1) of Regulation AB), or (ii) if Lender expects that the principal amount of the Loan together with any Related Loans as of the cut-off date for such Securitization may, or if the principal amount of the Loan together with any Related Loans as of the cut-off date for such Securitization and at any time during which the Loan and any Related Loans are included in a Securitization does, equal or exceed twenty percent (20%) of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in the Securitization, the financial statements required under Item 1112(b)(2) of Regulation AB (which includes, but may not be limited to, a balance sheet with respect to the entity that Lender

{12282340:5} 97 determines to be a Significant Obligor for the two most recent Fiscal Years and applicable interim periods, meeting the requirements of Rule 3-01 of Regulation S-X, and statements of income and statements of cash flows with respect to the Property for the three most recent Fiscal Years and applicable interim periods, meeting the requirements of Rule 3-02 of Regulation S-X (or if Lender determines that the Property is the Significant Obligor and the Property (other than properties that are hotels, nursing homes, or other properties that would be deemed to constitute a business and not real estate under Regulation S-X or other legal requirements) was acquired from an unaffiliated third party and the other conditions set forth in Rule 3-14 of Regulation S-X have been met, the financial statements required by Rule 3-14 of Regulation S-X)). (d) If Lender determines that Borrower alone or Borrower and one or more Affiliates of Borrower collectively, or the Property alone or the Property and Related Properties collectively, are a Significant Obligor, then Borrower shall furnish to Lender, on an ongoing basis, selected financial data or financial statements meeting the requirements of Item 1112(b)(1) or (2) of Regulation AB, as specified by Lender, but only for so long as such entity or entities are a Significant Obligor and either (x) filing pursuant to the Exchange Act in connection with or relating to the Securitization (an “Exchange Act Filing”) are required to be made under applicable Legal Requirements or (y) comparable information is required to otherwise be “available” to holders of the Securities under Regulation AB or applicable Legal Requirements. (e) If requested by Lender, Borrower shall furnish to Lender financial data and/or financial statements for any tenant of the Property if, in connection with a Securitization, Lender expects there to be, with respect to such tenant or group of Affiliated tenants, a concentration within all of the mortgage loans included or expected to be included, as applicable, in the Securitization such that such tenant or group of Affiliated tenants would constitute a Significant Obligor. (f) The financial data and statements provided by Borrower under this Section 9.1 shall be furnished to Lender (A) with respect to information requested in connection with the preparation of Disclosure Documents for a Securitization, within ten (10) Business Days after notice from Lender, and (B) with respect to ongoing information required under Section 9.1(d) and (e) above, not later than thirty (30) days after the end of each fiscal quarter of Borrower and (B) not later than seventy-five (75) days after the end of each fiscal year of Borrower. (g) All financial data and statements provided by Borrower under Sections 9.1(c), (d), (e) and (f) shall be prepared in accordance with GAAP, and shall meet the requirements of Regulation AB and other applicable legal requirements. All financial statements referred to in such Sections shall be audited by independent accountants of Borrower acceptable to Lender in accordance with Regulation AB and all other applicable legal requirements, shall be accompanied by the manually executed report of the independent accountants thereon, which report shall meet the requirements of Regulation AB and all other applicable legal requirements, and shall be further accompanied by a manually executed written consent of the independent accountants, in

{12282340:5} 98 form and substance acceptable to Lender, to the inclusion of such financial statements in any Disclosure Document and any Exchange Act Filing and to the use of the name of such independent accountants and the reference to such independent accountants as “experts” in any Disclosure Document and Exchange Act Filing, all of which shall be provided at the same time as the related financial statements are required to be provided. All financial data and statements (audited or unaudited) provided by Borrower under this Section shall be accompanied by an Officer’s Certificate, which certification shall state that such financial statements meet the requirements set forth in the first sentence of this subsection (g). (h) If requested by Lender, Borrower shall provide Lender, promptly upon request, with any other or additional financial statements, or financial, statistical or operating information, as Lender shall determine to be required pursuant to Regulation AB or any amendment, modification or replacement thereto or other legal requirements in connection with any Disclosure Document or any Exchange Act Filing or as shall otherwise be reasonably requested by Lender. (i) In the event Lender determines, in connection with a Securitization, that the financial data and financial statements required in order to comply with Regulation AB or any amendment, modification or replacement thereto or other legal requirements are other than as provided herein, then notwithstanding the provisions of this Section, Lender may request, and Borrower shall promptly provide, such other financial data and financial statements as Lender determines to be necessary or appropriate for such compliance. Section 9.2 Disclosure and Indemnification. (a) Borrower (on its own behalf and on behalf of each other Borrower Party) understands that information provided to Lender by Borrower, any other Borrower Party and/or their respective agents, counsel and representatives may be (i) included in (A) the Disclosure Documents and (B) filings under the Securities Act and/or the Exchange Act and (ii) made available to Investors, the NRSROs, investment banking firms, accounting firms, law firms and other third-party advisory and service providers, in each case, in connection with any Secondary Market Transaction. Borrower also understands that the findings and conclusions of any third-party due diligence report obtained by the Lender, the Issuer or the Securitization placement agent or underwriter may be made publicly available if required, and in the manner prescribed, by Section 15E(s)(4)(A) of the Exchange Act and any rules promulgated thereunder. (b) Borrower agrees to indemnify Lender, the Lender Group and the Underwriter Group against any losses, claims, damages or liabilities (collectively, the “Liabilities”) to which Lender, the Lender Group or the Underwriter Group may become subject in connection with (x) any Disclosure Document and/or any Covered Rating Agency Information, in each case, insofar as such Liabilities arise out of or are based upon any untrue statement of any material fact in the Provided Information and/or arise out of or are based upon the omission to state a material fact in the Provided Information required to be stated therein or necessary in order to make the statements in the

{12282340:5} 99 applicable Disclosure Document and/or Covered Rating Agency Information, in light of the circumstances under which they were made, not misleading and (y) after a Securitization, any indemnity obligations incurred by Lender or Servicer in connection with any Rating Agency Confirmation. (c) If requested by Lender, Borrower shall provide in connection with each of (i) a preliminary and a final private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable, an agreement (A) certifying that Borrower has examined such Disclosure Documents specified by Lender and that each such Disclosure Document, as it relates to Borrower, Borrower Affiliates, the Property, Manager, Sponsor, Guarantor and all other aspects of the Loan, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (B) indemnifying Lender, the Lender Group and the Underwriter Group for any Liabilities to which Lender, the Lender Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such sections or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections or necessary in order to make the statements in such sections, in light of the circumstances under which they were made, not misleading and (C) agreeing to reimburse Lender, the Lender Group and/or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Lender Group and the Underwriter Group in connection with investigating or defending the Liabilities; provided, however, that Borrower will be liable in any such case under clauses (B) or (C) above only to the extent that any such loss claim, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of Borrower in connection with the preparation of the Disclosure Document or in connection with the underwriting or closing of the Loan, including, without limitation, financial statements of Borrower, operating statements and rent rolls with respect to the Property. The indemnification provided for in clauses (B) and (C) above shall be effective whether or not the indemnification agreement described above is provided. The aforesaid indemnity will be in addition to any liability which Borrower may otherwise have. (d) In connection with filings under Exchange Act and/or the Securities Act, Borrower shall (i) indemnify Lender, the Lender Group and the Underwriter Group for Liabilities to which Lender, the Lender Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Disclosure Document a material fact required to be stated in the Disclosure Document in order to make the statements in the Disclosure Document, in light of the circumstances under which they were made, not misleading and (ii) reimburse Lender, the Lender Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Lender Group or the Underwriter Group in connection with defending or investigating the Liabilities. (e) Promptly after receipt by an indemnified party under this Section 9.2 of notice of the commencement of any action, such indemnified party will, if a claim in

{12282340:5} 100 respect thereof is to be made against the indemnifying party under this Section 9.2, notify the indemnifying party in writing of the commencement thereof (but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party). In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party under this Section 9.2, such indemnifying party shall pay for any legal or other expenses subsequently incurred by such indemnifying party in connection with the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party at the cost of the indemnifying party. (f) The liabilities and obligations of both Borrower and Lender under this Section 9.2 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt. Failure by Borrower and/or any Borrower Party to comply with the provisions of Section 9.1 and/or Section 9.2 within the timeframes specified therein and/or as otherwise required by Lender shall, at Lender’s option, constitute a breach of the terms thereof and/or an Event of Default. Borrower (on its own behalf and on behalf of each Borrower Party) hereby expressly authorizes and appoints Lender its attorney-in- fact to take any actions required of any Borrower Party under Sections 9.1, 9.2 and/or 9.5 in the event any Borrower Party fails to do the same, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest. Notwithstanding anything to the contrary contained herein, (i) except as otherwise expressly provided to the contrary in this Article 9, each Borrower Party shall bear its own cost of compliance with this Article (including, without limitation, the costs of any ongoing financial reporting or similar provisions contained herein) and (ii) to the extent that the timeframes for compliance with such ongoing financial reporting and similar provisions are shorter than the timeframes allowed for comparable reporting obligations under Section 4.12 hereof (if any), the timeframes under this Article 9 shall control. Section 9.3 Reserves/Escrows. In the event that Securities are issued in connection with the Loan, all funds held by Lender in escrow or pursuant to reserves in accordance with this Agreement and the other Loan Documents shall be deposited in “eligible accounts” at “eligible institutions” and, to the extent applicable, invested in “permitted investments” as then defined and required by the Rating Agencies. Section 9.4 Servicer.

{12282340:5} 101 (a) At the option of Lender, the Loan may be serviced by a master servicer, primary servicer, special servicer and/or trustee (any such master servicer, primary servicer, special servicer and trustee, together with its agents, designees or nominees, collectively, “Servicer”) selected by Lender and Lender may delegate all or any portion of its responsibilities under the Loan Documents to the Servicer pursuant to a pooling and servicing agreement, servicing agreement, special servicing agreement and/or other agreement providing for the servicing of one or more mortgage loans (collectively, the “Servicing Agreement”) between Lender and Servicer. Borrower shall pay a scheduled monthly servicing fee of $2,800.00 per month, as well as (i) any fees and expenses of Servicer (including, without limitation, attorneys' fees and disbursements) in connection with any release of the Property or a portion thereof, any prepayment, defeasance, transfer, assumption, amendment or modification of the Loan, any documents or other matters requested by Borrower or any Guarantor, any special servicing or workout of the Loan or enforcement of the Loan Documents, including, without limitation, any advances made by Servicer and interest on such advances, any liquidation fees in connection with the exercise of any or all remedies permitted under this Agreement and (ii) the costs of all property inspections and/or appraisals of the Property (or any updates to any existing inspection or appraisal) that a Servicer may be required to obtain (other than the cost of regular annual inspections required to be borne by Servicer under the Servicing Agreement); provided, however, that Borrower shall not be responsible for payment of any fees or expenses required to be borne by, and not reimbursable to, Servicer. Without limiting the generality of the foregoing, Servicer shall be entitled to reimbursement of costs and expenses as and to the same extent (but without duplication) as Lender is entitled thereto pursuant to the terms of the Loan Documents. (b) Upon notice thereof from Lender, Servicer shall have the right to exercise all rights of Lender and enforce all obligations of Borrower and any Guarantor under the Loan Documents. (c) Provided Borrower shall have received notice from Lender of Servicer's address, Borrower shall deliver, and cause to be delivered, to Servicer duplicate originals of all notices and other documents and instruments which Borrower and/or any Guarantor deliver to Lender pursuant to the Loan Documents. No delivery of any such notices or other documents shall be of any force or effect unless delivered to Lender and Servicer as provided in this Section 9.4(c). Section 9.5 Mezzanine Option. (a) Lender shall have the option (the “Mezzanine Option”) at any time to divide the Loan into two parts, a mortgage loan and a mezzanine loan, provided, that (i) the total loan amounts for such mortgage loan and such mezzanine loan shall equal the then outstanding amount of the Loan immediately prior to Lender’s exercise of the Mezzanine Option, and (ii) the weighted average interest rate of such mortgage loan and mezzanine loan shall initially equal the Interest Rate. Borrower shall, at Borrower’s sole cost and expense, cooperate with Lender in Lender’s exercise of the Mezzanine Option in good faith and in a timely manner, which such cooperation shall include, but not be limited to, (i) executing such amendments to the Loan Documents and Borrower or any

{12282340:5} 102 SPE Component Entity’s organizational documents as may be reasonably requested by Lender or requested by the Rating Agencies, (ii) creating one or more entities satisfying applicable Rating Agency criteria for single-purpose entities (the “Mezzanine Borrower”), which such Mezzanine Borrower shall (A) own, directly or indirectly, 100% of the equity ownership interests in Borrower (the “Equity Collateral”), and (B) together with such constituent equity owners of such Mezzanine Borrower as may be designated by Lender, execute such agreements, instruments and other documents as may be required by Lender in connection with the mezzanine loan (including, without limitation, a promissory note evidencing the mezzanine loan and a pledge and security agreement pledging the Equity Collateral to Lender as security for the mezzanine loan); and (iii) delivering such opinions, title endorsements, UCC title insurance policies, documents and/or instruments relating to the Property Documents and other materials as may be required by Lender or the Rating Agencies; and (iv) delivering Replacement Interest Rate Cap Agreements and the related Collateral Assignments of Interest Rate Cap Agreement for the Loan and the mezzanine loan. (b) Lender acknowledges and agrees that (a) the exercise of Senior Lender’s right pursuant to Section 9.5 of the Senior Loan Agreement to require a mezzanine loan (the “Senior Mezzanine Loan”), the performance by Borrower of its obligations thereunder in accordance with the terms thereof shall not constitute a Default or Event of Default hereunder provided that, in connection therewith, Borrower shall enter into such modifications to the Loan Documents as may be reasonably required by Lender to reflect the Senior Mezzanine Loan, which amendments shall not result in any increase in Borrower’s obligations under the Loan Documents or any decrease in Borrower’s rights under the Loan Documents, in each case, except to a de minimis extent and (b) Lender shall cooperate with the exercise of Senior Lender’s rights pursuant to Section 9.5 of the Senior Loan Agreement as required by the terms thereof and subject to any limitations set forth therein. Notwithstanding anything in this Agreement to the contrary, Senior Lender and Lender may agree that, in lieu of a Senior Mezzanine Loan pursuant to Section 9.5 of the Senior Loan Agreement, Lender will increase the amount of the Loan. In such case: (i) the references in Section 9.5 of the Senior Loan Agreement to the Senior Mezzanine Loan shall be deemed to refer to the amount of the increase of the Loan (and resultant reduction in the amount of the Senior Loan); (ii) Borrower shall continue as the obligor with respect to the Loan, in lieu of requiring a Senior Mezzanine Borrower; and (iii) Borrower shall cooperate with Lender and Senior Lender pursuant to the terms of Section 9.5 of the Senior Loan Agreement. In furtherance thereof, Borrower shall (A) prepay the outstanding principal of the Senior Loan in an amount equal to the increase in the principal amount in the Loan, (B) cooperate with all reasonable requests of Lender and Senior Lender in order to increase the principal balance of the Loan and prepay the Senior Loan as required hereby and pursuant to Section 9.5 of the Senior Loan Agreement, and (C) execute and deliver, and cause to be executed and delivered, such documents as shall reasonably be required by Lender, Senior Lender and/or any Rating Agency in connection therewith, all in form and substance reasonably satisfactory to Lender and Senior Lender and, if applicable, satisfactory to such Rating Agency (including, without limitation, such opinions, title endorsements, UCC title insurance policies, documents and/or instruments relating to the Property Documents and the modification of organizational documents and loan documents, as may be required in

{12282340:5} 103 connection therewith). Each of Borrower and Lender shall pay their own costs and expenses incurred in connection with this Section 9.5, including legal fees and expenses. Section 9.6 REMIC Savings Clause. Notwithstanding anything herein to the contrary, if the Loan is included in a REMIC Trust and, immediately following a release of any portion of the real property relating to the Property, the ratio of the unpaid principal balance of the Loan to the value of the remaining real property relating to the Property is greater than 125% (such value to be determined, in Lender’s sole discretion, by any commercially reasonable method permitted to a REMIC Trust and it being agreed and acknowledged that such loan-to- value determination shall be based on the value of only real property and shall exclude any personal property or going-concern value, if any), the principal balance of the Loan must be paid down by Borrower by an amount sufficient to satisfy REMIC Requirements, unless the Lender receives an opinion of counsel acceptable to Lender that the Loan will not fail to maintain its status as a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the IRS Code as a result of the related release of lien. Section 9.7 Syndication; Registered Form. (a) Borrower acknowledges that Lender and any Co-Lender may, at their option and without the consent of Borrower, sell with novation all or any part of their right, title and interest in and to the Loan (the “Syndication”) to one or more additional lenders (each a “Co-Lender”). In connection therewith, Borrower will take all actions as Lender and any such Co-Lender may request to assist Lender and /or such Co-Lender in consummating any such Syndication including, without limitation: (i) facilitating the review of the Loan and the Property by any prospective Co-Lender; (ii) assisting and cooperating with Lender in the preparation of information offering materials in connection with any such Syndication (which assistance may include reviewing and commenting on drafts of such materials and drafting portions thereof); (iii) delivering updated financial information, operating statements and other information with respect to Borrower and the Property (including, without limitation, appraisals); (iv) making representatives of Borrower available at reasonable times and upon reasonable notice to meet with prospective Co-Lenders (for tours of the Property or otherwise); (v) facilitating direct contact between the senior management and advisors of Borrower and any prospective Co-Lender; (vi) providing Lender with all information reasonably deemed necessary by Lender to complete any such Syndication; and (vii) executing such modifications to the Loan Documents as may be required by Lender or any Co- Lender in connection with any such Syndication (provided that such modifications will not, change in the aggregate any economic terms or other material terms of the Loan Documents, or otherwise materially increase the obligations or materially decrease the rights of Borrower from those contemplated in the Loan Documents). The liabilities of Lender and each of the Co-Lenders shall be several and not joint, and neither Lender nor any Co- Lender shall be responsible for the obligations of any other Co-Lender. Lender and each Co-Lender shall be liable to Borrower only for their respective proportionate shares of the Loan. Borrower acknowledges and agrees, with respect to any co-lending agreement (or similar agreement) among the Co-Lenders, that (A) any such agreement shall be solely for the benefit of the Co-Lenders, and that Borrower shall not be a third-party beneficiary (intended or otherwise) of any of the provisions therein, shall not have any

{12282340:5} 104 rights thereunder, and shall not be entitled to rely on any of the provisions contained therein, (B) Borrower’s obligations under the Loan Documents are and will be independent of any such agreement and shall remain unmodified by the terms and provisions thereof, (C) any such agreement may contain provisions which require that amendments, waivers, extensions, modifications, and other decisions with respect to the Loan Documents shall require the approval of all or a number of the Co-Lenders holding in the aggregate a specified percentage of the Loan or any one or more Co-Lenders that are specifically affected by such amendment, waiver, extension, modification or other decision, and (D) the Co-Lenders shall have no obligation to disclose to Borrower the contents of any such agreement. All costs incurred in connection with any Syndication shall be paid by Borrower. (b) At the request of Lender, Borrower shall appoint, as its agent, a registrar and transfer agent (the “Registrar”) acceptable to Lender which shall maintain, subject to such reasonable regulations as it shall provide, a register (the “Register”) for the recordation of the names and addresses of Lender and any other lender or Co-Lender, and the principal amounts (and stated interest) under the Loan Documents owing to Lender and each other lender or Co-Lender pursuant to the terms of the Loan Documents from time to time, in a manner that shall cause the Loan to be considered to be in registered form for purposes of Sections 163(f), 871(h)(2) and 881(c)(2) of the IRS Code. The entries in the Register shall be conclusive absent manifest error, and Borrower, Lender and other lenders and Co-Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower, Lender and any other lender of Co-Lender, at any reasonable time and from time to time upon reasonable prior notice. Any agreement setting out the rights and obligation of the Registrar shall be subject to the reasonable approval of Lender. Borrower may revoke the appointment of any particular person as Registrar, effective upon the effectiveness of the appointment of a replacement Registrar. The Registrar shall not be entitled to any fee from Borrower or Lender or any other lender in respect of transfers of the Note and other Loan Documents. If the Registrar has not been appointed to maintain the Register, the transfer of the Note may be effected only by surrender of the Note and the reissuance by Borrower of the Note to the transferee. ARTICLE 10 EVENTS OF DEFAULT; REMEDIES Section 10.1 Event of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default”: (a) if (i) any monthly Debt Service payment or the payment due on the Maturity Date is not paid when due, (ii) any deposit to any of the Accounts required hereunder or under the other Loan Documents is not paid when due or (iii) any other portion of the Debt is not paid when due and, in the case of the foregoing clauses (ii) or

{12282340:5} 105 (iii), such non-payment continues for five (5) Business Days following notice to Borrower that the same is due and payable; (b) if any of the Taxes or Other Charges are not paid when the same are due and payable except to the extent either (A) the same are being contested pursuant to the terms and conditions of Section 4.7(b) hereof (but for no more than a period of 120 days past the due date thereof) or (B)(i) sums sufficient to pay the Taxes or Other Charges in question had been reserved hereunder or under the Senior Loan Documents prior to the applicable due date for the Taxes or Other Charges in question for the express purpose of paying the Taxes or Other Charges in question and Lender or Senior Lender, as applicable, failed to pay the Taxes or Other Charges in question when required hereunder, (ii) Lender’s or Senior Lender’s, as applicable, access to such sums was not restricted or constrained in any manner and (iii) no Event of Default or Senior Loan Event of Default, as applicable, was continuing; (c) if (i) the Policies are not kept in full force and effect, except to the extent (A) the failure to maintain such Policies resulted solely from failure to pay the applicable Insurance Premiums therefor, (B) sums sufficient to pay such Insurance Premiums had been reserved hereunder or under the Senior Loan Documents prior to the applicable due date for the express purpose of paying such Insurance Premiums and Lender or Senior Lender, as applicable, failed to pay the same when required hereunder, (C) Lender’s or Senior Lender’s, as applicable, access to such sums was not restricted or constrained in any manner and (D) no Event of Default or Senior Loan Event of Default, as applicable, was continuing, or (ii) evidence of the Policies being in full force and effect is not delivered to Lender as and when required in Section 5.1 hereof and either (A) such failure continues for five (5) Business Days following written notice thereof to Borrower or (B) such failure continues beyond the date that is two (2) Business Days prior to the scheduled expiration date of such Policies; (d) if (i) any of the representations or covenants contained in Sections 3.24 or 4.23 hereof are breached or violated (provided, however, that, with respect to breaches or violations of any such covenants, as distinguished from representations or warranties, under the Loan Documents, such breach or violation shall not result in an Event of Default hereunder if (A) such breach or violation was inadvertent, non-recurring and immaterial and (B) within twenty (20) days of the earlier to occur of notice from Lender or Borrower’s knowledge of such breach or violation thereof, Borrower (x) cures such breach or violation, (y) provides Lender with written evidence of such cure and (z) if requested by Lender, delivers to Lender a New Non-Consolidation Opinion relating to such breach or violation), or (ii) any of the representations or covenants contained in Sections 3.32, 4.25, 4.30, 4.33 or 4.34 or Article 6 hereof or in the Property Document Provisions are breached or violated; (e) if any representation or warranty made herein, in the Guaranty or in the Environmental Indemnity or in any other guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender in connection with the Loan shall have been false or misleading in any material adverse respect when made (provided, however, that such breach or violation shall not result in an Event of Default

{12282340:5} 106 hereunder if (A) such breach or violation does not constitute an Event of Default under any other clause of this Section 10.1, (B) such breach or violation was inadvertent and non-recurring and not reasonably likely to cause a Material Adverse Effect and (C) within twenty (20) days of the earlier to occur of written notice from Lender or Borrower obtaining actual knowledge of such breach or violation thereof, Borrower (x) cures such breach or violation without the occurrence of any Material Adverse Effect with respect thereto (it being acknowledged and agreed that any such breach may only be cured by curing the underlying facts or circumstances which caused such representation or warranty to be untrue or incorrect in a manner which causes such representation or warranty to be true and correct) and (y) provides Lender with written evidence of such cure); (f) if (i) Borrower, any SPE Component Entity, any Affiliated Manager, Sponsor or Guarantor shall commence any case, proceeding or other action (A) under any Creditors Rights Laws seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, liquidation or dissolution, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Borrower or any managing member or general partner of Borrower, any SPE Component Entity, any Affiliated Manager, Sponsor or Guarantor shall make a general assignment for the benefit of its creditors; (ii) there shall be commenced against Borrower or any managing member or general partner of Borrower, any SPE Component Entity, any Affiliated Manager, Sponsor or Guarantor any case, proceeding or other action of a nature referred to in clause (i) above (other than any case, action or proceeding already constituting an Event of Default by operation of the other provisions of this subsection) which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; (iii) there shall be commenced against Borrower, any SPE Component Entity, any Affiliated Manager, Sponsor or Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets (other than any case, action or proceeding already constituting an Event of Default by operation of the other provisions of this subsection) which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; (iv) Borrower, any SPE Component Entity, any Affiliated Manager, Sponsor or Guarantor shall take any action in furtherance of, in collusion with respect to, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; (v) Borrower, any SPE Component Entity, any Affiliated Manager, Sponsor or Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; (vi) any of Borrower, any SPE Component Entity, any Affiliated Manager, Sponsor or Guarantor is substantively consolidated with any other entity in connection with any proceeding under the Bankruptcy Code or any other Creditors Rights Laws involving Sponsor or its subsidiaries; or (vii) a Bankruptcy Event occurs; (g) if Borrower shall be in default beyond applicable notice and grace periods under any other mortgage, deed of trust, deed to secure debt or other security agreement

{12282340:5} 107 covering any part of the Property whether it be superior or junior in lien to the Security Instrument; (h) if the Property or any portion thereof becomes subject to any mechanic’s, materialman’s or other lien other than a lien for any Taxes not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of forty-five (45) days (subject to Borrower’s right to contest the same pursuant to the terms and conditions of Section 4.8(b) hereof and Borrower’s right to contest the same pursuant to the terms of the Senior Loan Agreement, but for no more than a period of 120 days past the filing date thereof); (i) if any federal tax lien is filed against Borrower, any SPE Component Entity, Sponsor, Guarantor or the Property and same is not discharged of record (by payment, bonding or otherwise) within sixty (60) days after same is filed (which such period will be deemed extended for so long as such tax lien is being contested pursuant to the terms and conditions of Section 4.7(b) hereof or the applicable terms of the Senior Loan Agreement, as if the same were a lien for Taxes, but for no more than a period of 120 days past the filing date thereof); (j) if any litigation or similar proceeding is filed against Borrower or the Property which (i) claims an amount in excess of $10,000,000.00 (in the aggregate together with the amount claimed with respect to any other litigation or similar proceeding filed against Borrower or the Property) and (ii) alleges facts which, if true, would constitute an Event of Default hereunder (after the delivery of any applicable notice and the passage of any applicable cure period), and such litigation or proceeding is not (A) fully covered by the Policies or (B) dismissed (or otherwise addressed to Lender’s satisfaction in Lender’s sole discretion) within one hundred twenty (120) days after the same is filed; (k) if Borrower shall fail to deliver to Lender any financial reporting item required by this Agreement (including without limitation any of the items required by Section 4.12 hereof), on the date the same is due, and such failure continues for ten (10) Business Days after written notice thereof from Lender; (l) if Borrower shall fail to comply with any of its obligations under Section 4.15 hereof; (m) if any default occurs under any guaranty or indemnity executed in connection herewith (including, without limitation, the Environmental Indemnity and/or the Guaranty) and such default continues after the expiration of applicable grace periods, if any; (n) if any of the assumptions contained in any Non-Consolidation Opinion, or in any New Non-Consolidation Opinion (including, without limitation, in any schedules thereto and/or certificates delivered in connection therewith) are untrue or shall become untrue in any material respect that would cause the stated opinions set forth in such Non-

{12282340:5} 108 Consolidation Opinion or New Non-Consolidation Opinion to change when taken into account; (o) if Borrower defaults under the Management Agreement beyond the expiration of applicable notice and grace periods, if any, thereunder or if the Management Agreement is canceled, terminated or surrendered, expires pursuant to its terms or otherwise ceased to be in full force and effect, unless, in each such case, Borrower, contemporaneously with such cancellation, termination, surrender, expiration or cessation, enters into a Qualified Management Agreement with a Qualified Manager in accordance with the applicable terms and provisions hereof; (p) if Borrower fails to appoint a replacement Manager upon the request of Lender and/or fails to comply with any limitations on instructing the Manager, each as required by and in accordance with, as applicable, the terms and provisions of, this Agreement, the Assignment of Management Agreement and the Security Instrument; (q) if any representation and/or covenant herein relating to ERISA, CFIUS or DPA matters is breached; (r) if (i) any Interest Rate Cap Agreement is terminated for any reason by Borrower or Counterparty or (ii) Borrower shall fail to observe, perform or discharge any of Borrower’s obligations, covenants, conditions or agreements under the Interest Rate Cap Agreement (subject to any applicable notice and/or cure periods set forth therein) and otherwise comply with the covenants set forth in Section 2.8 hereof; (s) if (A) Borrower shall fail (beyond any applicable notice or grace period) to pay any rent, additional rent or other charges payable under any Property Document as and when payable thereunder, (B) Borrower defaults under the Property Documents beyond the expiration of applicable notice and grace periods, if any, thereunder, (C) any of the Property Documents are amended, supplemented, replaced, restated or otherwise modified without Lender’s prior written consent or if Borrower consents to a transfer of any party’s interest thereunder without Lender’s prior written consent, (D) any Property Document and/or the estate created thereunder is canceled, rejected, terminated, surrendered or expires pursuant to its terms, unless in such case Borrower enters into a replacement thereof in accordance with the applicable terms and provisions hereof or (E) a Property Document Event occurs; (t) if a Senior Loan Event of Default shall occur or any other event or condition shall occur the effect of which is to accelerate or permit Senior Lender to accelerate all or any portion of the Senior Loan; (u) if (i) Borrower or Hartman SPE, LLC grants, consents to, enters into, accepts, suffers or permits, as applicable, (x) any modification, surrender, termination, assignment or replacement of the Disbursement Agreement or any waiver of any of the terms and conditions of the Disbursement Agreement, in each case, without Lender’s prior written consent, (ii) any disbursement is made under the Disbursement Agreement unless Lender has received the prior written notice of such disbursement required by the

{12282340:5} 109 terms of the Disbursement Agreement and has failed to object thereto within the time period specified in the Disbursement Agreement, (iii) Hartman SPE, LLC fails to enter into a replacement escrow agreement in form and substance satisfactory to Lender with a replacement escrow agent acceptable to Lender within thirty (30) days after the delivery by Disbursement Agent of any notice of resignation pursuant to the Disbursement Agreement, (iv) Hartman SPE, LLC shall be in breach or default of its obligations under the Disbursement Agreement beyond the expiration of any applicable notice and/or cure periods thereunder or otherwise fails to comply with its obligations thereunder, (v) Borrower fails to deliver to Lender any notices given or received by Hartman SPE, LLC pursuant to or in connection with the Disbursement Agreement as and when required by the terms of Section 4.33 hereof, (vi) Borrower and/or Hartman SPE, LLC fails to cooperate with any request by Lender for additional information as required by Section 4.33 hereof, (vii) any amounts payable or distributable to Hartman SPE, LLC from time to time pursuant to the Disbursement Agreement are not either paid directly to Lender or paid over to Lender within one (1) Business Day after receipt thereof by or on behalf of Hartman SPE, LLC or any Affiliate thereof, (viii) Borrower and/or Hartman SPE, LLC fails to distribute or cause to be distributed any amounts to Lender that are required to be distributed to Lender under the Disbursement Agreement, or (ix) any other breach of Section 4.33 hereof occurs; (v) with respect to any default or breach of any term, covenant or condition of this Agreement not specified in subsections (a) through (u) above or not otherwise expressly specified as an Event of Default in this Agreement, if the same is not cured (i) within ten (10) days after the earlier of (1) Borrower’s knowledge thereof or (2) notice from Lender (in the case of any default which can be cured by the payment of a sum of money) or (ii) for thirty (30) days after the earlier of (1) Borrower’s knowledge thereof or (2) notice from Lender (in the case of any other default or breach); provided, that, with respect to any default or breach specified in subsection (ii), if the same cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure the same within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure the same, it being agreed that no such extension shall be for a period in excess of ninety (90) days; or (w) if any default shall exist under any of the other Loan Documents beyond any applicable cure periods contained in such Loan Documents or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt. Section 10.2 Remedies. (a) Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default described in Section 10.1(f) above with respect to Borrower or any SPE Component Entity) and at any time thereafter Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement, the Security Instrument, the Note and the other Loan Documents or at law or in equity, take

{12282340:5} 110 such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in the Property, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in this Agreement, the Security Instrument, the Note and the other Loan Documents against Borrower and the Property, including, without limitation, all rights or remedies available at law or in equity. Upon any Event of Default described in Section 10.1(f) above with respect to Borrower or any SPE Component Entity, the Debt and all other obligations of Borrower under this Agreement, the Security Instrument, the Note and the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in the Security Instrument, the Note and the other Loan Documents to the contrary notwithstanding. (b) Upon the occurrence and during the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement, the Security Instrument, the Note or the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under this Agreement, the Security Instrument, the Note or the other Loan Documents with respect to the Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singularly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by applicable law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by applicable law, equity or contract or as set forth herein or in the Security Instrument, the Note or the other Loan Documents. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon. (c) Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right from time to time to partially foreclose the Security Instrument in any manner and for any amounts secured by the Security Instrument then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose the Security Instrument to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose the Security Instrument to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by the Security Instrument as Lender may elect. Notwithstanding one or more

{12282340:5} 111 partial foreclosures, the Property shall remain subject to the Security Instrument to secure payment of sums secured by the Security Instrument and not previously recovered. (d) With respect to Borrower and the Individual Properties, nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to any Individual Property for the satisfaction of any of the Debt in preference or priority to any other Individual Property, and Lender may seek satisfaction out of all of the Individual Properties or any part thereof, in its absolute discretion in respect of the Debt. (e) Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, security instruments and other security documents (the “Severed Loan Documents”) in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until three (3) days after notice has been given to Borrower by Lender of Lender’s intent to exercise its rights under such power. Borrower shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents, the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents, any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date, and the Severed Loan Documents shall not increase the Borrower’s liabilities under the Loan Documents by more than a de minimis extent. (f) Notwithstanding anything to the contrary contained herein or in any other Loan Document, any amounts recovered from the Property or any other collateral for the Loan and/or paid to or received by Lender may, after an Event of Default, be applied by Lender toward the Debt in such order, priority and proportions as Lender in its sole discretion shall determine. (g) Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder or being deemed to have cured any Event of Default hereunder, make, do or perform any obligation of Borrower hereunder in such manner and to such extent as Lender may deem necessary. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property for such purposes, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by applicable law), with interest as provided in this Section, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand.

{12282340:5} 112 All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any action or proceeding shall bear interest at the Default Rate, for the period after such cost or expense was incurred until the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by the liens, claims and security interests provided to Lender under the Loan Documents and shall be immediately due and payable upon demand by Lender therefore. ARTICLE 11 INDEMNIFICATIONS Section 11.1 General Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (b) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (d) any failure of the Property to be in compliance with any applicable Legal Requirements; (e) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease, management agreement or any Property Document; (f) the payment of any commission, charge or brokerage fee to anyone (other than a broker or other agent retained by Lender) which may be payable in connection with the funding of the Loan evidenced by the Note and secured by the Security Instrument; and/or (g) the holding or investing of the funds on deposit in the Accounts or the performance of any work or the disbursement of funds in each case in connection with the Accounts. Any amounts payable to Lender by reason of the application of this Section 11.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. Section 11.2 Mortgage and Intangible Tax Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of the Security Instrument, the Note or any of the other Loan Documents. Section 11.3 ERISA Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys’ fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited

{12282340:5} 113 transaction exemption under ERISA that may be required, in Lender’s sole discretion) that any Indemnified Party may incur, directly or indirectly, as a result of a default under Sections 3.15 or 4.22 of this Agreement. Section 11.4 Duty to Defend, Legal Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Borrower shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith. Section 11.5 Survival. The obligations and liabilities of Borrower under this Article 11 shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Security Instrument. Section 11.6 CFIUS Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys’ fees and costs incurred in the investigation, defense, and settlement of Losses) that any Indemnified Party may incur, directly or indirectly, as a result of (a) any Subject Transaction being a Covered Transaction, or otherwise arising under the DPA, and/or (b) a default under Sections 3.10(j) and/or 4.14(b) hereof. ARTICLE 12 EXCULPATION Section 12.1 Exculpation. (a) Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note, this Agreement, the Security Instrument or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower or any principal, director, officer, employee, beneficiary, shareholder, partner, member, trustee, agent, or Affiliate of Borrower or any legal representatives, successors or assigns of any of the foregoing (collectively, the “Exculpated Parties”), except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under the Note, this Agreement, the Security Instrument and the other Loan Documents, or in the Property, the Rents, or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of

{12282340:5} 114 Borrower’s interest in the Property, in the Rents and in any other collateral given to Lender, and Lender, by accepting the Note, this Agreement, the Security Instrument and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower or any of the Exculpated Parties in any such action or proceeding under or by reason of or under or in connection with the Note, this Agreement, the Security Instrument or the other Loan Documents. The provisions of this Section shall not, however, (1) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (2) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Security Instrument; (3) affect the validity or enforceability of any guaranty or indemnity made in connection with the Loan (including, without limitation, indemnities set forth in Article 11 hereof, Section 9.2 hereof, in the Guaranty and in the Environmental Indemnity) or any of the rights and remedies of Lender thereunder; (4) impair the right of Lender to obtain the appointment of a receiver or to enforce its rights and remedies provided in Articles 7 and 8 hereof; (5) impair the enforcement of any assignment of leases contained in the Security Instrument; (6) constitute a prohibition against Lender to seek a deficiency judgment against Borrower in order to fully realize the security granted by the Security Instrument (provided, that, such deficiency judgment will only be enforceable against Borrower to the extent of its interest in the Property) or to commence any other appropriate action or proceeding in order for Lender to exercise its remedies against the Property; or (7) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any Loss actually incurred by Lender (including attorneys’ fees and expenses reasonably incurred) arising out of or in connection with the following: (i) fraud or willful misrepresentation by any Borrower Party in connection with the Loan; (ii) the gross negligence or willful misconduct of any Borrower Party; (iii) any litigation or other legal proceeding related to the Debt filed by any Borrower Party or any other action of any Borrower Party that delays, opposes, impedes, obstructs, hinders, enjoins or otherwise interferes with or frustrates the efforts of Lender to exercise any rights and remedies available to Lender as provided herein and in the other Loan Documents unless a court of competent jurisdiction finds that such action is not frivolous, not brought in bad faith, not wholly without merit, and not wholly without basis in fact or law; (iv) material physical waste to the Property caused by the intentional acts or intentional omissions of any Borrower Party and/or the removal or disposal of any portion of the Property after an Event of Default; (v) the misapplication, misappropriation or conversion by any Borrower Party of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Property (or any portion thereof), (B) any Awards or other amounts received in connection with the Condemnation of all or a portion of the Property, (C) any Rents, (D) any Tenant security deposits or Rents collected in

{12282340:5} 115 advance or (E) any other monetary collateral for the Loan (including, without limitation, any amounts deposited in the Accounts and/or any portion thereof disbursed to (or at the direction of) Borrower); (vi) failure to pay Taxes, charges for labor or materials or other charges that can create liens on any portion of the Property (except, in the case of Taxes, to the extent that (x) the revenue from the Property is insufficient to pay such amounts or (y) amounts sufficient to pay such Taxes have been deposited with Lender hereunder or with Senior Lender under the Senior Loan Agreement and, in either case, allocated for the payment of such Taxes, and Lender or Senior Lender, as applicable, does not apply the same in payment thereof in violation of the Senior Loan Agreement); (vii) failure to pay Insurance Premiums (except to the extent that (x) the revenue from the Property is insufficient to pay such amounts or (y) amounts sufficient to pay such Insurance Premiums have been deposited with Lender hereunder or with Senior Lender under the Senior Loan Agreement and, in either case, allocated for the payment of such Insurance Premiums, and Lender or Senior Lender, as applicable, does not apply the same in payment thereof in violation of the Senior Loan Agreement, to maintain the Policies in full force and effect and/or to provide Lender evidence of the same, in each case, as expressly provided herein; (viii) any security deposits, advance deposits or any other deposits collected with respect to the Property which are not delivered to Lender or Senior Lender in accordance with the Senior Loan Documents, as applicable, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default or a Senior Loan Event of Default that gave rise to the requirement that such deposits be delivered; (ix) any tax on the making and/or recording of the Security Instrument, the Note or any of the other Loan Documents or the Senior Loan Documents or any transfer or similar taxes (whether due upon the making of the same or upon Lender’s exercise of its remedies under the Loan Documents), but excluding any income, franchise or other similar taxes; (x) any forfeiture or seizure of the Property (or any portion thereof and/or interest therein) resulting from a violation or breach of any applicable law; (xi) any violation or breach of any representation, warranty or covenant contained in Sections 3.24 or 4.23 hereof or Exhibit C attached hereto; (xii) any violation or breach of any representation, warranty or covenant contained in Article 6 hereof other than the occurrence of a Prohibited Transfer;

{12282340:5} 116 (xiii) any violation or breach by a Borrower Party of any exclusivity (or similar) provision in any Major Lease that permits or could permit the Tenant thereunder the right to terminate such Major Lease or abate rent thereunder; (xiv) the failure to purchase or replace (as applicable) any Interest Rate Cap Agreement or Replacement Interest Rate Cap Agreement (as applicable), in each case, as and when required by the terms hereof; (xv) any amendment, modification, termination, cancellation, or acceptance of a surrender of, or the waiver of any of the terms or provisions of, any Major Lease, in each case in violation of the terms and conditions of this Agreement; (xvi) in the event the Property (or any portion thereof) suffers a Casualty, the failure of Borrower to then maintain Policies as required pursuant to the provisions of the Senior Loan Documents; (xvii) any violation or breach by a Borrower Party of the requirements of Section 9.1 hereof; (xviii) any violation or breach by a Borrower Party of the Property Document Provisions and/or any Property Document Event; and/or (xix) any assertion by Borrower of a defense, seeking judicial intervention or injunctive or other equitable relief of any kind with respect to Lender (except as otherwise permitted in the Loan Documents) that the court in such action or proceeding conclusively determines in a final, non-appealable judgment was frivolous or is wholly without merit (in respect of a defense. (b) Notwithstanding anything to the contrary in this Agreement, the Note or any of the Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (B) the Debt shall be fully recourse to Borrower in the event that: (i) any representation, warranty or covenant contained in Sections 3.24 or 4.23 hereof or Exhibit C attached hereto (or any similar representation, warranty or covenant contained in the Senior Loan Agreement) is violated or breached, and (a) a court of competent jurisdiction orders a substantive consolidation of Borrower based, in whole or in part, on such violation or breach or (b) the Property or any portion thereof or interest therein becomes an asset in a bankruptcy or insolvency proceeding of a Person other than Borrower as a result of (in whole or in part) or due to (in whole or in part) such violation or breach; (ii) any Prohibited Transfer occurs in violation of Section 6.1 hereof; (iii) a Bankruptcy Event occurs; or (iv) Borrower or any other Borrower Party, as applicable, fails to comply with the requirements of Section 9.5 hereof and (C) Borrower shall be fully liable for payment of (i) any and all amounts required to be deposited into the Interest and Operating Expense Reserve Account pursuant to Section 7.10 of the Senior

{12282340:5} 117 Loan Agreement (including, without limitation, each required Interest and Operating Expense Reserve Additional Deposit (as defined in the Senior Loan Agreement)), as and when the same are due and (ii) the amount of any deductible payable from time to time pursuant to the Policies to the extent such amount exceeds $25,000. ARTICLE 13 FURTHER ASSURANCES Section 13.1 Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note, this Agreement or any of the other Loan Documents which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of the Note, this Agreement or such other Loan Document, Borrower will issue, in lieu thereof, a replacement thereof, dated the date of the Note, this Agreement or such other Loan Document, as applicable, in the same principal amount thereof and otherwise of like tenor. Section 13.2 Recording of Security Instrument, etc. Borrower forthwith upon the execution and delivery of the Security Instrument and thereafter, from time to time, will cause the Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, the Security Instrument, this Agreement, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by applicable law so to do. Section 13.3 Further Acts, etc. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording the Security Instrument, or for complying with all Legal Requirements including, without limitation, the execution and delivery of all such writings necessary to transfer any licenses with respect to the Property into the name of Lender or its designee after the occurrence of an Event

{12282340:5} 118 of Default. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation, such rights and remedies available to Lender pursuant to this Section 13.3. Section 13.4 Changes in Tax, Debt, Credit and Documentary Stamp Laws. (a) If any law is enacted or adopted or amended after the date of this Agreement which deducts the Debt from the value of the Property for the purpose of taxation and which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable. (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of the Security Instrument or the Debt. If such claim, credit or deduction shall be required by applicable law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable, without payment of any prepayment penalty, Minimum Interest Payment or Exit Fee. (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, the Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any. ARTICLE 14 WAIVERS Section 14.1 Remedies Cumulative; Waivers. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement, the Security Instrument, the Note or the other Loan Documents, or existing at law or in equity or otherwise. Lender’s rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender’s sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A

{12282340:5} 119 waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon. Section 14.2 Modification, Waiver in Writing. Except as otherwise expressly provided herein, no modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, the Security Instrument, the Note and the other Loan Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances. Section 14.3 Delay Not a Waiver. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege under this Agreement, the Security Instrument, the Note or the other Loan Documents, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Security Instrument, the Note or the other Loan Documents, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Security Instrument, the Note and the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount. Section 14.4 Waiver of Trial by Jury. BORROWER AND LENDER, BY ACCEPTANCE OF THIS AGREEMENT, HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THIS AGREEMENT, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER OR BORROWER. Section 14.5 Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except (a) with respect to matters for which this Agreement specifically and expressly provides for the giving of notice by Lender to Borrower and (b) with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement does not specifically and expressly provide for the giving of notice by Lender to Borrower. Section 14.6 Remedies of Borrower. In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by applicable law or under this Agreement, the Security Instrument, the Note and the

{12282340:5} 120 other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower’s sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment. Lender agrees that, in such event, it shall cooperate in expediting any action seeking injunctive relief or declaratory judgment. Section 14.7 Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by applicable Legal Requirements, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale under the Security Instrument of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of the Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of the Security Instrument and on behalf of all persons to the extent permitted by applicable Legal Requirements. Section 14.8 Waiver of Statute of Limitations. To the extent permitted by applicable Legal Requirements, Borrower hereby expressly waives and releases to the fullest extent permitted by applicable Legal Requirements, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its obligations hereunder, under the Note, Security Instrument or other Loan Documents. Section 14.9 Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents. Section 14.10 Sole Discretion of Lender. Wherever pursuant to this Agreement (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision to approve or disapprove all decisions that arrangements or terms are satisfactory or not satisfactory, and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender, except as may be otherwise expressly and specifically provided herein. Except to the extent expressly provided otherwise herein or in any other Loan Document, any calculation or computation made by Lender under the Loan Documents shall be conclusive and binding on Borrower for all purposes, absent manifest error. ARTICLE 15 MISCELLANEOUS Section 15.1 Survival. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth in this Agreement, the Security Instrument, the Note or the

{12282340:5} 121 other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender. Section 15.2 Expenses; Indemnity. (a) Borrower shall pay or, if Borrower fails to pay, reimburse Lender upon receipt of notice from Lender, for all reasonable costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by Lender in connection with (i) except to the extent otherwise expressly set forth in this Agreement or any of the other Loan Documents, the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to the Loan Documents and any other documents or matters requested by Borrower or any Guarantor; (ii) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred, in creating and perfecting the liens in favor of Lender pursuant to the Loan Documents; (iii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Lender, Borrower, the Loan Documents, the Property or any other security given for the Loan; (iv) enforcing any Obligations of, or collecting any payments due from, Borrower or any Guarantor under the Loan Documents or with respect to the Property; (v) any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work out” or of any proceeding under the Bankruptcy Code or any other Creditors Rights Laws; (vi) protecting Lender’s interest in the Property or any other security given for the Loan; and (vii) Lender’s participation (including, without limitation, responding to any service of process, subpoena, or other request) in any litigation or other proceeding involving or related to any Borrower Party, the Loan or the Loan Documents and/or Lender’s response to any other service of process, subpoena, or other request from any Governmental Authority involving or related to any Borrower Party, the Loan or the Loan Documents (including, without limitation, in each case, any legal fees incurred in connection therewith); provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender, as determined by a final non appealable judgment of a court of competent jurisdiction. Any costs due and payable to Lender may be paid, at Lender’s election in its sole discretion, from any amounts in any Account. (b) Borrower shall indemnify, defend and hold harmless the Indemnified Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnified Party shall be designated a party thereto, or any settlement in furtherance of any of the foregoing), that may be imposed on, incurred by, or asserted against any Indemnified

{12282340:5} 122 Party in any manner relating to or arising out of (i) any default or breach by Borrower of its Obligations under, or any material misrepresentation by Borrower contained in, the Loan Documents; (ii) the use or intended use of the proceeds of the Loan; (iii) any materials or information provided by or on behalf of Borrower, or contained in any documentation approved by Borrower; (iv) ownership of the Security Instrument, the Property or any interest therein, or receipt of any Rents; (v) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Property or any part thereof, or any liability asserted against such Indemnified Party with respect thereto; and (vi) the claims of any lessee of any portion of the Property or any Person acting through or under any lessee or otherwise arising under or as a consequence of any Lease (collectively, the “Indemnified Liabilities”); provided, however, that Borrower shall not have any obligation to the Indemnified Parties hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of the Indemnified Parties, as determined by a final non appealable judgment of a court of competent jurisdiction. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnified Parties. The provisions of Section 15.2(a) and this Section 15.2(b) shall (A) survive any payment or prepayment of the Loan and any foreclosure or satisfaction of the Security Instrument and (B) apply equally in favor of the then-current Lender hereunder and any prior Lender hereunder (regardless of whether any such prior Lender has retained any obligations hereunder following the applicable assignment of the Loan, this Agreement and the other Loan Documents). (c) Borrower hereby agrees to pay for or, if Borrower fails to pay, to reimburse Lender for, any fees imposed, and costs and expenses incurred, by any Rating Agency in connection with any Rating Agency review of the Loan or any consent, approval, waiver or confirmation obtained from such Rating Agency pursuant to the terms and conditions of the Loan Documents, and Lender shall be entitled to require payment of such fees, costs and expenses as a condition precedent to obtaining any such consent, approval, waiver or confirmation. Section 15.3 Brokers. Borrower agrees (i) to pay any and all fees imposed or charged by all brokers, mortgage bankers and advisors (each a “Broker”) hired or contracted by any Borrower Party or their Affiliates in connection with the transactions contemplated by this Agreement and (ii) to indemnify and hold Lender harmless from and against any and all claims, demands and liabilities for brokerage commissions, assignment fees, finder’s fees or other compensation whatsoever arising from this Agreement or the making of the Loan which may be asserted against Lender by any Person. The foregoing indemnity shall survive the termination of this Agreement and the payment of the Debt. Borrower hereby represents and warrants that the only Broker engaged by any Borrower Party in connection with the transactions contemplated by this Agreement is Raymond James. Lender hereby agrees to pay any and all fees imposed or charged by any Broker hired solely by Lender. Borrower acknowledges and agrees that (a) any Broker is not an agent of Lender and has no power or authority to bind Lender, (b) Lender is not responsible for any recommendations or advice given to any Borrower Party by any Broker, (c)

{12282340:5} 123 Lender and the Borrower Parties have dealt at arms-length with each other in connection with the Loan, (d) no fiduciary or other special relationship exists or shall be deemed or construed to exist among Lender and the Borrower Parties and (e) none of the Borrower Parties shall be entitled to rely on any assurances or waivers given, or statements made or actions taken, by any Broker which purport to bind Lender or modify or otherwise affect this Agreement or the Loan, unless Lender has, in its sole discretion, agreed in writing with any such Borrower Party to such assurances, waivers, statements, actions or modifications. Borrower acknowledges and agrees that Lender may, in its sole discretion, pay fees or compensation to any Broker in connection with or arising out of the closing and funding of the Loan. Such fees and compensation, if any, (i) shall be in addition to any fees which may be paid by any Borrower Party to such Broker and (ii) create a potential conflict of interest for Broker in its relationship with the Borrower Parties. Such fees and compensation, if applicable, may include a direct, one-time payment, servicing fees and/or incentive payments based on volume and size of financings involving Lender and such Broker. Section 15.4 Governing Law. THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND DELIVERED TO LENDER BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE, COMMONWEALTH OR DISTRICT, AS APPLICABLE, IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, COMMONWEALTH OR DISTRICT, AS APPLICABLE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO

{12282340:5} 124 SECTION 5 1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5 1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. Section 15.5 Notices. All notices or other written communications hereunder shall be deemed to have been properly given (a) upon delivery, if delivered in person, (b) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (c) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: If to Borrower: Silver Star CRE, LLC 2909 Hillcroft, Suite 420 Houston, Texas 77057 Attention: Chief Executive Officer With a copy to: Hartman CRE, LLC 2909 Hillcroft, Suite 420 Houston, Texas 77057 Attention: Adrienne Collins, General Counsel If to Lender: RMWC Silver Star Lending LLC 130 East 59th Street, 13th Floor, Suite A New York, New York 10022 Attention: Steven Fischler With a copy to: Windels Marx Lane & Mittendorf, LLP 156 West 56th Street New York, New York 10019 Attention: Wayne S. Cook, Jr., Esq. or addressed as such party may from time to time designate by written notice to the other parties. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications. Section 15.6 Headings. The Article and/or Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

{12282340:5} 125 Section 15.7 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Legal Requirements, but if any provision of this Agreement shall be prohibited by or invalid under applicable Legal Requirements, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Section 15.8 Preferences. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any Creditors Rights Laws, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender. Section 15.9 Cost of Enforcement. In the event (a) that the Security Instrument is foreclosed in whole or in part, (b) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any of its constituent Persons or an assignment by Borrower or any of its constituent Persons for the benefit of its creditors, or (c) Lender exercises any of its other remedies under this Agreement, the Security Instrument, the Note and the other Loan Documents, Borrower shall be chargeable with and agrees to pay all costs of collection and defense, including attorneys’ fees and costs, incurred by Lender or Borrower in connection therewith and in connection with any appellate proceeding or post judgment action involved therein, together with all required service or use taxes. Section 15.10 Exhibits Incorporated. The Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof. Section 15.11 Offsets, Counterclaims and Defenses. Any assignee of Lender’s interest in and to this Agreement, the Security Instrument, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower. Section 15.12 No Joint Venture or Partnership; No Third Party Beneficiaries. (a) Borrower and Lender intend that the relationships created under this Agreement, the Security Instrument, the Note and the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower

{12282340:5} 126 and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender. (b) This Agreement, the Security Instrument, the Note and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement, the Security Instrument, the Note or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender’s sole discretion, Lender deems it advisable or desirable to do so. (c) The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender’s expertise, business acumen or advice in connection with the Property. Furthermore, each Borrower Party has obtained advice of counsel, accountants, and other professionals sufficient, in the judgment of such Borrower Party, to approve the Loan, the Loan Documents, and any transaction related to the closing of the Loan (including, without limitation, allocations of funds and the organizational structure of Borrower as each of the same relate to tax matters affecting such Borrower Party and the constituent direct and indirect owners of Borrower), and no Borrower Party is relying on Lender or any counsel or other professionals engaged by Lender with respect thereto. (d) Notwithstanding anything to the contrary contained herein, Lender is not undertaking the performance of (i) any obligations related to the Property (including, without limitation, under the Leases); or (ii) any obligations with respect to any agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents to which any Borrower Party and/or the Property is subject. (e) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Agreement, the Security Instrument, the Note or the other Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

{12282340:5} 127 (f) Borrower recognizes and acknowledges that in accepting this Agreement, the Note, the Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the representations and warranties set forth in Article 3 of this Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Agreement, the Note, the Security Instrument and the other Loan Documents in the absence of the warranties and representations as set forth in Article 3 of this Agreement. Section 15.13 Disclosure. (a) Except as expressly set forth herein or otherwise expressly approved by Lender in writing (which approval shall not be unreasonably withheld, conditioned or delayed), Borrower shall not, and shall not permit any Borrower Party, or any of their respective Affiliates and/or agents to: (i) provide a copy of this Agreement or any of the other Loan Documents, or any portion of any of the foregoing, to any Unaffiliated Third Party; (ii) disclose any of the terms or provisions of this Agreement or any of the other Loan Documents to any Unaffiliated Third Party; or (iii) disclose any of the prospective parts of this Agreement or any of the other Loan Documents which were discussed in negotiations prior to the execution of this Agreement or such other Loan Documents to any Unaffiliated Third Party. Notwithstanding the foregoing, (1) Borrower may, and may permit any Borrower Party, or one of their respective Affiliates or agents, to make the following disclosures: (A) disclosures mandated by legislative, judicial and/or administrative order, rule or regulation; and (B) disclosures to current or, in Borrower’s reasonable and good faith opinion, prospective members, partners, shareholders, lenders and/or investors of Borrower or any Affiliates of Borrower, any provider of an Interest Rate Cap Agreement, or any tax preparers, tax advisors, independent public accountants, attorneys and insurers, past, present and prospective, provided that (x) with respect to any provider of an Interest Rate Cap Agreement, or such tax preparers, tax advisors, independent public accountants, attorneys and insurers only, such parties are engaged to work on behalf of the Person making such disclosure and (y) such parties agree to keep all such information in strict confidence (except as required by this Agreement, law, regulation, or the standards of the accounting or auditing profession), and (2) no disclosure resulting solely by virtue of the filing or recording in the relevant official records office, as applicable, of the Security Instrument, the Assignment of Leases, the UCC financing statements or any other Loan Documents that are recorded or filed with Lender’s approval, shall be deemed a violation of this Section 15.13. Borrower agrees and acknowledges that a breach of this Section 15.13 by any Borrower Party, or any of their Affiliates or agents, may cause irreparable damage to Lender. Therefore, in addition to all other rights and remedies available to Lender in accordance with applicable law, Lender shall be entitled to equitable and injunctive relief to prevent the unauthorized use or disclosure of the confidential information in violation of this Section 15.13. (b) All news releases, publicity or advertising by any Borrower Party or any of their Affiliates and/or agents through any media intended to reach the general public

{12282340:5} 128 which refers to this Agreement, the Note or the other Loan Documents or the financing evidenced by this Agreement or the other Loan Documents, to Lender or any of its Affiliates shall be subject to the prior written approval of Lender, not to be unreasonably withheld. (c) Borrower agrees, on its behalf and on behalf of each Borrower Party and their respective Affiliates, that none of the foregoing shall publish, participate in the publication of, or direct others to make or publish, any statements, accounts or stories disparaging or denigrating the conduct or character of any Lender Party. The foregoing includes, but is not limited to, a prohibition on posting or otherwise disclosing defamatory or disparaging statements about any Lender Party on the internet or in any other paper or electronic media outlet, including but not limited to news organizations, blogs, websites, newspapers, external email or social media websites. (d) The obligations and liabilities of each Borrower Party, their Affiliates, and agents under this Section 15.13 shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Security Instrument. Section 15.14 Limitation of Liability. No claim may be made by Borrower, or any other Person against Lender or its Affiliates, directors, officers, employees, attorneys or agents of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Section 15.15 Conflict; Construction of Documents; Reliance. In the event of any conflict between the provisions of this Agreement and the Security Instrument, the Note or any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of this Agreement, the Note, the Security Instrument and the other Loan Documents and this Agreement, the Note, the Security Instrument and the other Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under this Agreement, the Note, the Security Instrument and the other Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender’s exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse-to or competitive with the business of Borrower or its Affiliates.

{12282340:5} 129 Section 15.16 Entire Agreement. This Agreement, the Note, the Security Instrument and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written between Borrower and Lender are superseded by the terms of this Agreement, the Note, the Security Instrument and the other Loan Documents. Section 15.17 Liability. If Borrower consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever. Section 15.18 Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. Section 15.19 Set-Off. In addition to any rights and remedies of Lender provided by this Agreement and by law, Lender shall have the right in its sole discretion, without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Lender or any Affiliate thereof to or for the credit or the account of Borrower; provided, however, Lender may only exercise such right during the continuance of an Event of Default. Lender agrees promptly to notify Borrower after any such set-off and application made by Lender; provided, that, the failure to give such notice shall not affect the validity of such set- off and application. Section 15.20 Contribution. (a) As a result of the transactions contemplated by this Agreement and the other Loan Documents, each Borrower will benefit, directly and indirectly, from each Borrower’s obligation to pay the Debt and perform the Obligations and in consideration therefore each Borrower desires to enter into an allocation and contribution agreement among themselves as set forth in this Section to allocate such benefits among themselves and to provide a fair and equitable agreement to make contributions among each of Borrowers in the event any payment is made by any individual Borrower hereunder to Lender (such payment being referred to herein as a “Contribution,” and for purposes of this Section, includes any exercise of recourse by Lender against any Property of a Borrower and application of proceeds of such Property in satisfaction of such Borrower’s obligations, to Lender under the Loan Documents).Each Borrower shall be liable hereunder with respect to the Obligations only for such total maximum amount (if any) that would not render its Obligations hereunder or under any of the Loan Documents subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of applicable Legal Requirements.

{12282340:5} 130 (c) In order to provide for a fair and equitable contribution among Borrowers in the event that any Contribution is made by an individual Borrower (a “Funding Borrower”), such Funding Borrower shall be entitled to a reimbursement Contribution (“Reimbursement Contribution”) from all other Borrowers for all payments, damages and expenses incurred by that Funding Borrower in discharging any of the Obligations, in the manner and to the extent set forth in this Section. (d) For purposes hereof, the “Benefit Amount” of any individual Borrower as of any date of determination shall be the net value of the benefits to such Borrower and its Affiliates from extensions of credit made by Lender to (i) such Borrower and (ii) to the other Borrowers hereunder and the Loan Documents to the extent such other Borrowers have guaranteed or mortgaged their property to secure the Obligations of such Borrower to Lender. (e) Each Borrower shall be liable to a Funding Borrower in an amount equal to the greater of (i) the (A) ratio of the Benefit Amount of such Borrower to the total amount of Obligations, multiplied by (B) the amount of Obligations paid by such Funding Borrower, or (ii) ninety-five percent (95%) of the excess of the fair saleable value of the property of such Borrower over the total liabilities of such Borrower (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Borrower is deemed made for purposes hereof (giving effect to all payments made by other Funding Borrowers as of such date in a manner to maximize the amount of such Contributions). (f) In the event that at any time there exists more than one Funding Borrower with respect to any Contribution (in any such case, the “Applicable Contribution”), then Reimbursement Contributions from other Borrowers pursuant hereto shall be allocated among such Funding Borrowers in proportion to the total amount of the Contribution made for or on account of the other Borrowers by each such Funding Borrower pursuant to the Applicable Contribution. In the event that at any time any Borrower pays an amount hereunder in excess of the amount calculated pursuant to this Section above, that Borrower shall be deemed to be a Funding Borrower to the extent of such excess and shall be entitled to a Reimbursement Contribution from the other Borrowers in accordance with the provisions of this Section. (g) Each Borrower acknowledges that the right to Reimbursement Contribution hereunder shall constitute an asset in favor of Borrower to which such Reimbursement Contribution is owing. (h) No Reimbursement Contribution payments payable by a Borrower pursuant to the terms of this Section shall be paid until all amounts then due and payable by all of Borrowers to Lender, pursuant to the terms of the Loan Documents, are paid in full in cash. Nothing contained in this Section shall limit or affect in any way the Obligations of any Borrower to Lender under the Loan Documents. (i) Each Borrower hereby restates and makes the waivers made by Guarantor in the Guaranty for the benefit of Lender. Such waivers are hereby incorporated by reference as if fully set forth herein (and as if applicable to each Borrower) and shall be effective for all purposes under the Loan (including, without limitation, in the event that any Borrower is deemed to be a

{12282340:5} 131 surety or guarantor of the Debt (by virtue of each Borrower being co-obligors and jointly and severally liable hereunder, by virtue of each Borrower encumbering its interest in the Property for the benefit or debts of the other Borrowers in connection herewith or otherwise)). (j) To the extent permitted by applicable Legal Requirements, each Borrower waives: (i) any right to require Lender to proceed against any other Borrower or any other Person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power before proceeding against Borrower; (ii) any defense based upon any legal disability or other defense of any other Borrower, any guarantor of any other Person or by reason of the cessation or limitation of the liability of any other Borrower or any guarantor from any cause other than full payment of all sums payable under the Loan Documents; (iii) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any other Borrower or any principal of any other Borrower or any defect in the formation of any other Borrower or any principal of any other Borrower; (iv) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (v) any defense based upon any failure by Lender to obtain collateral for the indebtedness or failure by Lender to perfect a lien on any collateral; (vi) presentment, demand, protest and notice of any kind; (vii) any defense based upon any failure of Lender to give notice of sale or other disposition of any collateral to any other Borrower or to any other Person or any defect in any notice that may be given in connection with any sale or disposition of any collateral; (viii) any defense based upon any failure of Lender to comply with applicable laws in connection with the sale or other disposition of any collateral, including any failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral; (ix) any defense based upon any use of cash collateral under Section 363 of the Bankruptcy Code; (x) any defense based upon any agreement or stipulation entered into by Lender with respect to the provision of adequate protection in any bankruptcy proceeding;

{12282340:5} 132 (xi) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (xii) any defense based upon the avoidance of any security interest in favor of Lender for any reason; (xiii) any defense based upon any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, including any discharge of, or bar or stay against collecting, all or any of the obligations evidenced by the Note or owing under any of the Loan Documents; (xiv) any defense or benefit based upon Borrower’s, or any other party’s, resignation of the portion of any obligation secured by the Security Instrument to be satisfied by any payment from any other Borrower or any such party; (xv) all rights and defenses arising out of an election of remedies by Lender even though the election of remedies, such as non-judicial foreclosure with respect to security for the Loan or any other amounts owing under the Loan Documents, has destroyed Borrower’s rights of subrogation and reimbursement against any other Borrower; and (xvi) all rights and defenses that Borrower may have because any of the Debt is secured by real property. This means, among other things (subject to the other terms and conditions of the Loan Documents): (1) Lender may collect from Borrower without first foreclosing on any real or personal property collateral pledged by any other Borrower, and (2) if Lender forecloses on any real property collateral pledged by any other Borrower, (I) the amount of the Debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (II) Lender may collect from Borrower even if any other Borrower, by foreclosing on the real property collateral, has destroyed any right Borrower may have to collect from any other Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Borrower may have because any of the Debt is secured by real property; and except as may be expressly and specifically permitted herein, any claim or other right which Borrower might now have or hereafter acquire against any other Borrower or any other Person that arises from the existence or performance of any obligations under the Loan Documents, including any of the following: (i) any right of subrogation, reimbursement, exoneration, contribution, or indemnification; or (ii) any right to participate in any claim or remedy of Lender against any other Borrower or any collateral security therefor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law. Section 15.21 Certain Additional Rights of Lender (VCOC). Notwithstanding anything to the contrary contained in this Agreement, Lender shall have: (a) the right to routinely consult with and advise Borrower’s management regarding the significant business activities and business and financial developments of Borrower; provided, however, that such consultations shall not include discussions of

{12282340:5} 133 environmental compliance programs or disposal of Hazardous Substances. Consultation meetings should occur on a regular basis with Lender having the right to call special meetings at any reasonable times upon reasonable notice; (b) the right, in accordance with the terms of this Agreement, to examine the books and records of Borrower at any reasonable times upon reasonable notice; (c) the right, in accordance with the terms of this Agreement to receive monthly, quarterly and year-end financial reports, including balance sheets, statements of income, shareholder’s equity and cash flow, a management report and schedules of outstanding indebtedness; (d) the right to receive written notice of and attend as an observer meetings of Borrower; (e) upon reasonable request and at reasonable times during normal business hours, the right to visit and inspect any physical properties owned by Borrower and pledged as collateral for the Loan; and (f) the right, without restricting any other rights of Lender under this Agreement (including any similar right), to approve any acquisition by Borrower of any other significant property (other than personal property required for the day to day operation of the Property). The rights described above in this Section 15.21 may be exercised by any entity which owns and controls, directly or indirectly, substantially all of the interests in Lender. Borrower hereby represents to Lender, as of the date hereof, that (i) at least fifty percent (50%) of Borrower’s assets, valued at cost (other than short-term investments pending long-term commitment or distribution to investors), are invested, directly or indirectly, in real estate, and (ii) Borrower has the right to, and actually does on a continuous basis, regularly and substantially participate directly in management and/or development activities with respect to such real estate. If any part of the foregoing sentence ceases to be true and correct in any respect after the date hereof, Borrower will promptly notify Lender of such change. The aforementioned rights are intended to satisfy the requirement of “management rights” for purposes of qualifying the Loan as a “venture capital investment” for purposes of the DOL “plan assets” regulation, 29 C.F.R. § 2510.3-101., and in the event such rights are not satisfactory for such purpose, Borrower and Lender shall reasonably cooperate in good faith to agree upon mutually satisfactory management rights which satisfy such regulations. The rights described herein shall apply and continue for so long as Lender continues to own any interest in the Loan, which shall be deemed to be so owned and to remain outstanding notwithstanding any conversion, exercise or exchange of such Loan for securities (“Derivative Securities”). The rights described herein shall terminate and be of no further force or effect as of the date upon which Lender ceases to maintain any interest in the Loan or any Derivative Securities.

{12282340:5} 134 ARTICLE 16 CROSS-DEFAULT; CROSS-COLLATERALIZATION Section 16.1 Cross-Default and Cross-Collateralization of Property. Borrower acknowledges that Lender has made the Loan to Borrower upon the security of its collective interest in the Property and in reliance upon the aggregate of the Individual Properties taken together being of greater value as collateral security than the sum of each Individual Property taken separately. Borrower agrees that each of the Loan Documents are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Loan Documents shall constitute an Event of Default under each of the other Loan Documents; (ii) an Event of Default hereunder shall constitute an Event of Default under the Security Instruments; (iii) the Security Instruments shall constitute security for the Note as if a single blanket lien were placed on all of the Individual Properties as security for the Note; and (iv) such cross-collateralization shall in no event be deemed to constitute a fraudulent conveyance and Borrower waives any claims related thereto. Section 16.2 Marshalling and Other Matters. To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower’s partners and others with interests in Borrower, and of the Property, or to a sale in inverse order of alienation in the event of foreclosure of the Security Instruments, or any one of them, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property, or any one of them, for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Property, or any one of them, in preference to every other claimant whatsoever. In addition, to the fullest extent permitted by applicable law, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of the Security Instruments, or any one of them, any equitable right otherwise available to Borrower which would require the separate sale of the Individual Properties or require Lender to exhaust its remedies against any Individual Property or any combination of the Individual Properties before proceeding against any other Individual Property or combination of Individual Properties; and further in the event of such foreclosure Borrower does hereby expressly consent to and authorize, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Individual Properties. Section 16.3 Uncross of Individual Properties. (a) Borrower agrees that at any time Lender shall have the unilateral right to elect to, from time to time, uncross any of the Individual Properties (such uncrossed Individual Property or Individual Properties, collectively, the “Affected Property” and the remaining Individual Property or Individual Properties, collectively, the “Unaffected Property”) in order to separate the Loan from the portion of the Debt to be secured by

{12282340:5} 135 the Affected Property (such portion of the Debt to be secured by the Affected Property, the “Uncrossed Loan” and the remaining portion of the Debt secured by the Unaffected Property, the “Remaining Loan”). In furtherance thereof, Lender shall have the right to (i) sever and/or divide the Note and the other Loan Documents so that (A) the original Loan Documents (collectively, the “Remaining Loan Documents”) evidence and secure only the Remaining Loan and relate only to the Unaffected Property and (B) amended and/or new documents and other instruments (collectively, the “Uncrossed Loan Documents”) evidence and secure only the Uncrossed Loan and relate only to the Affected Property, (ii) allocate the applicable portion of each of the Reserve Funds relating to the Affected Property to the Uncrossed Loan, (iii) release any cross-default and/or cross-collateralization provisions applicable to such Affected Property (but such Affected Property shall be cross-defaulted and cross-collateralized with each other Affected Property) and (iv) take such additional actions consistent therewith (including, without limitation, requiring delivery of the Uncrossed Loan Documents and amendments to the Loan Documents, in each case, to give effect to the foregoing); provided, that the Uncrossed Loan Documents and the Remaining Loan Documents, shall not, in the aggregate, increase (A) any material monetary obligation of Borrower or Guarantor under the Loan Documents or (B) any other material obligation of Borrower or Guarantor under the Loan Documents in any material respect, or decrease any of the rights of Borrower or Guarantor under the Loan Documents. In connection with the uncrossing of any such Affected Property as provided for in this Section 16.3 (an “Uncrossing Event”), the Remaining Loan shall be reduced by an amount equal to the amount of the Uncrossed Loan and the Uncrossed Loan shall be in an amount equal to the Allocated Loan Amount applicable to the Affected Property. (b) Borrower shall reasonably cooperate with Lender to effectuate each Uncrossing Event. Without limitation of the foregoing, upon receipt of Lender’s written request, Borrower shall, among other things, (i) convey the Affected Property and/or Unaffected Property to a newly formed single purpose entity which satisfies the requirements set forth on Exhibit C attached hereto, (ii) deliver to Lender such legal opinions and updated legal opinions as Lender or the Rating Agencies shall reasonably require; (iii) take the actions contemplated in subsection (a) above (including, without limitation, executing the Uncrossed Loan Documents and amendments to the Loan Documents); and (iv) deliver such title endorsements, title insurance policies, documents and/or instruments relating to the operating agreements and other materials as may be required by Lender or the Rating Agencies. Provided that no Event of Default has occurred and is continuing, such Lender shall be responsible for the costs and expenses of any such Uncrossing Event (except that Borrower shall pay its own legal fees and other expenses). ARTICLE 17 SENIOR LOAN. Section 17.1 Senior Loan Notice.

{12282340:5} 136 (a) Promptly after receipt (but no more than five (5) Business Days after receipt), Borrower will deliver to Lender a true, correct and complete copy of all material notices (including, without limitation, any notice of a Senior Loan Event of Default or any other default under the Senior Loan Documents), demands, requests or material correspondence (including electronically transmitted items) received from Senior Lender by Borrower or any guarantor under the Senior Loan Documents. (b) Unless otherwise delivered to Lender pursuant to the provisions of Section 4.12 hereof, Borrower will deliver to Lender all of the financial statements and material reports, certificates and related items delivered or required to be delivered by Borrower to Senior Lender under the Senior Loan Documents as and when due under the Senior Loan Documents. Section 17.2 Senior Loan Estoppels. After written request by Lender made no more than one time in any calendar year, Borrower shall from time to time, use reasonable efforts to obtain from Senior Lender such estoppel certificates with respect to the status of the Senior Loan and compliance by Borrower with the terms of the Senior Loan Documents as may reasonably be requested by Lender. In the event or to the extent that Senior Lender is not legally obligated to deliver such estoppel certificates and is unwilling to deliver the same, or is legally obligated to deliver such estoppel certificates but breaches such obligation, then Borrower shall not be in breach of this provision so long as such Borrower furnishes to Lender estoppels executed by Borrower, each expressly representing to Lender the information requested by Lender regarding the status of the Senior Loan and the compliance by Borrower with the terms of the Senior Loan Documents. Borrower hereby indemnifies Lender from and against all Losses which may be imposed on, incurred by, or asserted against Lender based in whole or in part upon any fact, event, condition, or circumstances relating to the Senior Loan which was misrepresented in any material respect by Borrower in, or which warrants disclosure and was omitted from, such estoppel executed by Borrower. Section 17.3 Senior Loan Co-Lender Agreement. Borrower hereby acknowledges and agrees that the Senior Loan Co-Lender Agreement is solely for the benefit of Lender and Senior Lender, and that Borrower shall not be third-party beneficiary (intended or otherwise) of any of the provisions therein, have any rights thereunder, or be entitled to rely on any of the provisions contained therein. Lender and Senior Lender have no obligation to disclose to Borrower the contents of the Senior Loan Co-Lender Agreement. Borrower’s obligations under the Loan Documents are and will be independent of the Senior Loan Co-Lender Agreement and shall remain unmodified by the terms and provisions thereof. Section 17.4 Notices from Senior Lender. Borrower and Lender hereby acknowledge and agree that Lender may conclusively rely on any notice delivered by Senior Lender without any inquiry into the validity thereof, including, without limitation, a notice from Senior Lender that a Senior Loan Event of Default has occurred or is continuing. Section 17.5 Senior Loan Separate. Borrower acknowledges and agrees that the Senior Loan is a separate and distinct financing from the Loan, and is made separately by Senior Lender to Borrower, as the obligor thereunder. Borrower acknowledges and agrees that no exercise of any rights or remedies by Senior Lender under the Senior Loan shall give rise to any

{12282340:5} 137 defense of Borrower to the rights and remedies of Lender under the Loan pursuant to the Loan Documents. Section 17.6 Senior Borrower Covenants. Borrower shall comply with all obligations under the Senior Loan Agreement and all other Senior Loan Documents whether or not the Senior Loan has been repaid or such Senior Loan Document has been otherwise terminated, and regardless of whether Senior Lender is requiring such compliance, unless otherwise consented to in writing by Lender. In the event of any conflict between the requirements of this Agreement or the other Loan Documents and the requirements of the Senior Loan Agreement or the other Senior Loan Documents, the requirements of the Senior Loan Agreement and/or the other Senior Loan Documents, as applicable, shall control and Borrower shall comply therewith. Section 17.7 Deed-In-Lieu, etc. Without the prior written consent of Lender, Borrower shall not enter into any deed-in-lieu or consensual foreclosure or transfer or assignment with or for the benefit of Senior Lender or any of Senior Lender’s Affiliates or designees. Without the express prior written consent of Lender, Borrower shall not enter into any consensual sale or transfer or assignment or other similar transaction, impair or otherwise adversely affect the interests of Lender in the Property or any portion thereof or any interest therein. Section 17.8 Acquisition of the Senior Loan. Neither Borrower nor any Affiliate of Borrower shall acquire or agree to acquire the Senior Loan, or any portion thereof or any interest therein, or any direct or indirect ownership interest in the holder of the Senior Loan, via purchase, transfer, exchange or otherwise, and any breach or attempted breach of this provision shall constitute an Event of Default hereunder. If, solely by operation of applicable subrogation law, Borrower or any Affiliate of Borrower shall have failed to comply with the foregoing, then Borrower: (i) shall immediately notify Lender of such failure; (ii) shall cause any and all such prohibited parties acquiring any interest in the Senior Loan Documents: (A) not to enforce the Senior Loan Documents; and (B) upon the request of Lender, to the extent any of such prohibited parties has or have the power or authority to do so, to promptly: (1) cancel the promissory note evidencing the Senior Loan, (2) reconvey and release the lien securing the Senior Loan and any other collateral under the Senior Loan Documents, and (3) discontinue and terminate any enforcement proceeding(s) under the Senior Loan Documents. [NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written. BORROWER: SILVER STAR CRE, LLC, a Delaware limited liability company By: Hartman SPE Management, LLC a Delaware limited liability company, its manager By: Name: David Wheeler Its: President SILVER STAR CRE II, LLC, a Delaware limited liability company By: Hartman SPE Management, LLC a Delaware limited liability company, its manager By Name: David Wheeler Its: President Signature Page to Junior Loan Agreement

{12282340:5} A-1 EXHIBIT A ORGANIZATIONAL CHART (attached hereto)

General Public
Hartman Family Protection Trust (Nevada)
7.23%
Allen Hartman
Lisa Hartman
0.06%
Silver Star Properties REIT, Inc. (Maryland)
100%
100%
Manages
The Hartman Family Protection Trust (Nevada)
4.9% (LP)
94.03% (LP)
All other limited partners
0.07% (LP)
Hartman XX REIT GP, LLC (Texas)
1%
Hartman XX Limited Partnership (Texas)
100%
(Silver Star Mezzanine, LLC, Borrower II) Name TBD
100%
(Silver Star CRE II, LLC) Name TBD
97.53%
Hartman SPE, LLC (Delaware)
Manages
Manages
Manages
Manages
Manages
Hartman SPE Management, LLC (Delaware)
100%
Silver Star Mezzanine Borrower, LLC (Delaware)
100%
Silver Star CRE, LLC (Delaware)
100%
Hartman Income REIT Management, LLC (Delaware)
100%
Silver Star Property Management, Inc. (Texas)
30%
Hartman Advisors, LLC (Texas)
70%
Southern Star Self-Storage Investment company (Texas)
100%
2.47%
3.46%
Hartman vREIT XXI, Inc. (Maryland)

[12219621:1]

{12282340:5} B-1 EXHIBIT B INTENTIONALLY OMITTED

{12282340:5} C-1 EXHIBIT C SPECIAL PURPOSE ENTITY REQUIREMENTS Borrower covenants and agrees that: (a) Borrower has not and will not: (i) engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto; (ii) acquire or own any assets other than (A) the Property, and (B) such incidental Personal Property as may be necessary for the ownership, leasing, maintenance and operation of the Property; (iii) incur any Indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (A) the Debt, (B) the Senior Loan, (C) unsecured trade payables and operational debt not evidenced by a note and incurred in the ordinary course of business with trade creditors, provided any indebtedness incurred pursuant to subclause (C) shall be not more than sixty (60) days past due, and/or (D) Permitted Equipment Leases; provided, however, the aggregate amount of the indebtedness described in (C) and (D) shall not exceed at any time (in the aggregate among all Borrowers, if more than one exist) two percent (2%) of the outstanding principal amount of the Debt. No Indebtedness other than the Debt and the Indebtedness under the Senior Loan Documents may be secured (subordinate or pari passu) by the Property; (iv) commingle its funds or assets with the funds or assets of any other Person, or maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person; (v) use the stationery, invoices or checks of any other Person as its own or fail to allocate shared expenses (including, without limitation, shared office space); (vi) fail to maintain a sufficient number of employees in light of its contemplated business operations or fail to pay its own liabilities (including, without limitation, salaries of its own employees) from its own funds (in each case to the extent there exists sufficient cash flow from the Property to do so, and provided that the foregoing shall not require any direct or indirect member, partner or shareholder of Borrower to make any additional capital contributions to Borrower); (vii) fail to (A) hold itself out to the public and identify itself, in each case, as a legal entity separate and distinct from any other Person and not as a division or part of any other Person, (B) correct any known misunderstanding

{12282340:5} C-2 regarding its separate identity or (C) hold its assets and conduct its business solely in its own name; (viii) fail to observe all organizational formalities, or fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the applicable Legal Requirements of the jurisdiction of its organization or formation, or amend, modify, terminate or fail to comply with the provisions of its organizational documents (provided, that, such organizational documents may be amended or modified to the extent that, in addition to the satisfaction of the requirements related thereto set forth therein, Lender’s prior written consent and, if required by Lender, a Rating Agency Confirmation are first obtained); (ix) merge into or consolidate with any Person, or divide, dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure; (x) have any obligation to indemnify any of its officers, directors, managers, members, shareholders or partners, as the case may be, unless such obligation is fully subordinated to the Debt and will not constitute a claim against Borrower if cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation; (xi) own any subsidiary, or make any investment in, any Person (other than, with respect to any SPE Component Entity, in Borrower); (xii) fail to file its own tax returns (to the extent Borrower is required to file any such tax returns pursuant to applicable Legal Requirements) or file a consolidated federal income tax return with any other Person; (xiii) fail to maintain all of its books, records, financial statements and bank accounts separate from those of any other Person (including, without limitation, any Affiliates). Borrower’s assets have not and will not be listed as assets on the financial statement of any other Person; provided, however, that Borrower’s assets may be included in a consolidated financial statement of its Affiliates provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of Borrower and such Affiliates and to indicate that Borrower’s assets and credit are not available to satisfy the debts and other obligations of such Affiliates or any other Person and (ii) such assets shall be listed on Borrower’s own separate balance sheet. Borrower has maintained and will maintain its books, records, resolutions and agreements as official records; (xiv) enter into any contract or agreement with any partner, member, shareholder, principal or Affiliate, except, in each case, upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm’s-length basis with unaffiliated third parties;

{12282340:5} C-3 (xv) assume or guaranty or otherwise become obligated for the debts of any other Person, hold itself out to be responsible for, or have its credit available to satisfy the debts or obligations of, any other Person, or otherwise pledge its assets for the benefit of any other Person; (xvi) except as provided in the Loan Documents, have any of its obligations guaranteed by any Affiliate; (xvii) make any loans or advances to any Person; (xviii) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations (to the extent there exists sufficient cash flow from the Property to do so, and provided that the foregoing shall not require any direct or indirect member, partner or shareholder of Borrower to make any additional capital contributions to Borrower); (xix) fail to consider the interests of Borrower’s creditors in connection with all company actions; (xx) without the prior unanimous written consent of all of its partners, shareholders or members, as applicable, and the prior unanimous written consent of its board of directors or managers, as applicable, and the prior written consent of each Independent Director (as defined below), regardless of whether such Independent Director is engaged at the Borrower or SPE Component Entity level, (A) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any Creditors Rights Laws, (B) seek or consent to the appointment of a receiver, liquidator or any similar official, (C) take any action that might cause such entity to become insolvent, (D) make an assignment for the benefit of creditors or (E) take any Material Action with respect to Borrower or any SPE Component Entity (provided, that, none of any member, shareholder or partner (as applicable) of Borrower or any SPE Component Entity or any board of directors or managers (as applicable) of Borrower or any SPE Component Entity may vote on or otherwise authorize the taking of any of the foregoing actions unless, in each case, at least two (2) Independent Directors are then serving in such capacity in accordance with the terms of the applicable organizational documents and each of such Independent Directors has consented to such foregoing action); (xxi) acquire obligations or securities of its partners, members, shareholders or other Affiliates, as applicable; (xxii) permit any Affiliate or constituent party independent access to its bank accounts; (xxiii) identify its partners, members, shareholders or other Affiliates, as applicable, as a division or part of it; or

{12282340:5} C-4 (xxiv) conduct its business and activities in such a way as to cause any of the assumptions made with respect to Borrower and its principals in any Non- Consolidation Opinion or in any New Non-Consolidation Opinion to be violated. (b) If Borrower is a partnership or limited liability company (other than a Springing Member LLC), each general partner (in the case of a partnership) and managing member (in the case of a limited liability company) of Borrower, as applicable, shall be a corporation or a Springing Member LLC (each an “SPE Component Entity”) whose sole asset is its interest in Borrower. Each SPE Component Entity (i) will at all times comply with each of the covenants, terms and provisions contained in clauses (a)(iv) - (xxiv) of this Exhibit C and, if such SPE Component Entity is a Springing Member LLC, clauses (c) and (d) of this Exhibit C, as if such representation, warranty or covenant was made directly by such SPE Component Entity; (ii) will not engage in any business or activity other than owning an interest in Borrower; (iii) will not acquire or own any assets other than its partnership, membership, or other equity interest in Borrower; (iv) will at all times continue to own no less than a 0.5% direct equity ownership interest in Borrower; (v) will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation); and (vi) will cause Borrower to comply with the provisions of this Exhibit C. (c) In the event Borrower or the SPE Component Entity is a Springing Member LLC, the limited liability company agreement of Borrower or the SPE Component Entity (as applicable) (the “LLC Agreement”) shall provide that (i) upon the occurrence of any event that causes the last remaining member of Borrower or the SPE Component Entity (as applicable) (“Member”) to cease to be the member of Borrower or the SPE Component Entity (as applicable) (other than (A) upon an assignment by Member of all of its limited liability company interest in Borrower or the SPE Component Entity (as applicable) and the admission of the transferee in accordance with the Loan Documents and the LLC Agreement, or (B) the resignation of Member and the admission of an additional member of Borrower or the SPE Component Entity (as applicable) in accordance with the terms of the Loan Documents and the LLC Agreement), any person acting as Independent Director of Borrower or the SPE Component Entity (as applicable) shall, without any action of any other Person and simultaneously with the Member ceasing to be the member of Borrower or the SPE Component Entity (as applicable) automatically be admitted to Borrower or the SPE Component Entity (as applicable) as a member with a 0% economic interest (“Special Member”) and shall continue Borrower or the SPE Component Entity (as applicable) without dissolution and (ii) Special Member may not resign from Borrower or the SPE Component Entity (as applicable) or transfer its rights as Special Member unless (A) a successor Special Member has been admitted to Borrower or the SPE Component Entity (as applicable) as a Special Member in accordance with requirements of Delaware law and (B) after giving effect to such resignation or transfer, there remain at least two (2) Independent Directors of the SPE Component Entity or Borrower (as applicable) in accordance with clauses (e) and (f) below. The LLC Agreement shall further provide that (i) Special Member shall automatically cease to be a member of Borrower or the SPE Component Entity (as applicable) upon the admission to Borrower or the SPE Component Entity (as applicable) of the first substitute member, (ii) Special Member

{12282340:5} C-5 shall be a member of Borrower or the SPE Component Entity (as applicable) that has no interest in the profits, losses and capital of Borrower or the SPE Component Entity (as applicable) and has no right to receive any distributions of the assets of Borrower or the SPE Component Entity (as applicable), (iii) pursuant to the applicable provisions of the limited liability company act of the State of Delaware (the “Act”), Special Member shall not be required to make any capital contributions to Borrower or the SPE Component Entity (as applicable) and shall not receive a limited liability company interest in Borrower or the SPE Component Entity (as applicable), (iv) Special Member, in its capacity as Special Member, may not bind Borrower or the SPE Component Entity (as applicable) and (v) except as required by any mandatory provision of the Act, Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, Borrower or the SPE Component Entity (as applicable) including, without limitation, the merger, division, consolidation or conversion of Borrower or the SPE Component Entity (as applicable); provided, however, such prohibition shall not limit the obligations of Special Member, in its capacity as Independent Director, to vote on such matters required by the Loan Documents or the LLC Agreement. In order to implement the admission to Borrower or the SPE Component Entity (as applicable) of Special Member, Special Member shall execute a counterpart to the LLC Agreement. Prior to its admission to Borrower or the SPE Component Entity (as applicable) as Special Member, Special Member shall not be a member of Borrower or the SPE Component Entity (as applicable), but Special Member may serve as an Independent Director of Borrower or the SPE Component Entity (as applicable). (d) The LLC Agreement shall further provide that (i) upon the occurrence of any event that causes the Member to cease to be a member of Borrower or the SPE Component Entity (as applicable) to the fullest extent permitted by law, the personal representative of Member shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of Member in Borrower or the SPE Component Entity (as applicable) agree in writing (A) to continue Borrower or the SPE Component Entity (as applicable) and (B) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Borrower or the SPE Component Entity (as applicable) effective as of the occurrence of the event that terminated the continued membership of Member in Borrower or the SPE Component Entity (as applicable), (ii) any action initiated by or brought against Member or Special Member under any Creditors Rights Laws shall not cause Member or Special Member to cease to be a member of Borrower or the SPE Component Entity (as applicable) and upon the occurrence of such an event, the business of Borrower or the SPE Component Entity (as applicable) shall continue without dissolution and (iii) each of Member and Special Member waives any right it might have to agree in writing to dissolve Borrower or the SPE Component Entity (as applicable) upon the occurrence of any action initiated by or brought against Member or Special Member under any Creditors Rights Laws, or the occurrence of an event that causes Member or Special Member to cease to be a member of Borrower or the SPE Component Entity (as applicable). (e) The organizational documents of Borrower (to the extent Borrower is a corporation or a Springing Member LLC) or the SPE Component Entity, as applicable,

{12282340:5} C-6 shall provide that at all times there shall be at least two (2) duly appointed independent directors or managers of such entity (each, an “Independent Director”) who each shall (I) not have been at the time of each such individual’s initial appointment, and shall not have been at any time during the preceding five years, and shall not be at any time while serving as Independent Director, either (i) a shareholder (or other equity owner) of, or an officer, director (other than in its capacity as Independent Director), partner, member or employee of, Borrower or any of its respective shareholders, partners, members, subsidiaries or Affiliates, (ii) a customer of, or supplier to, or other Person who derives any of its purchases or revenues from its activities with, Borrower or any of its respective shareholders, partners, members, subsidiaries or Affiliates, (iii) a Person who Controls or is under common Control with any such shareholder, officer, director, partner, member, employee supplier, customer or other Person, or (iv) a member of the immediate family of any such shareholder, officer, director, partner, member, employee, supplier, customer or other Person, (II) shall have, at the time of their appointment, had at least three (3) years’ experience in serving as an independent director and (III) be employed by, in good standing with and engaged by Borrower in connection with, in each case, an Acceptable ID Provider (defined below). (f) The organizational documents of each Borrower and the SPE Component Entity shall further provide that (I) the board of directors or managers of Borrower and the SPE Component Entity and the constituent equity owners of such entities (constituent equity owners, the “Constituent Members”) shall not take any action set forth in clause (a)(xx) of this Exhibit C or any other action which, under the terms of any organizational documents of Borrower or the SPE Component Entity, requires the vote of the Independent Directors unless, in each case, at the time of such action there shall be at least two Independent Directors engaged as provided by the terms hereof and each such Independent Director votes in favor of or otherwise consent to such action; (II) any resignation, removal or replacement of any Independent Director shall not be effective without (1) prior written notice to Lender and the Rating Agencies (which such prior written notice must be given on the earlier of five (5) days or three (3) Business Days prior to the applicable resignation, removal or replacement) and (2) evidence that the replacement Independent Director satisfies the applicable terms and conditions hereof and of the applicable organizational documents (which such evidence must accompany the aforementioned notice); (III) to the fullest extent permitted by applicable law, including Section 18-1101(c) of the Act and notwithstanding any duty otherwise existing at law or in equity, the Independent Directors shall consider only the interests of the Constituent Members and Borrower and any SPE Component Entity (including Borrower’s and any SPE Component Entity’s respective creditors) in acting or otherwise voting on the matters provided for herein and in Borrower’s and SPE Component Entity’s organizational documents (which such fiduciary duties to the Constituent Members and Borrower and any SPE Component Entity (including Borrower’s and any SPE Component Entity’s respective creditors), in each case, shall be deemed to apply solely to the extent of their respective economic interests in Borrower or SPE Component Entity (as applicable) exclusive of (x) all other interests (including, without limitation, all other interests of the Constituent Members), (y) the interests of other Affiliates of the Constituent Members, Borrower and SPE Component Entity and (z) the interests of any group of Affiliates of which the Constituent Members, Borrower or SPE Component

{12282340:5} C-7 Entity is a part)); (IV) other than as provided in subsection (III) above, the Independent Directors shall not have any fiduciary duties to any Constituent Members, any directors of Borrower or SPE Component Entity or any other Person; (V) the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing under applicable law; and (VI) to the fullest extent permitted by applicable law, including Section 18 1101(e) of the Act, an Independent Director shall not be liable to Borrower, SPE Component Entity, any Constituent Member or any other Person for breach of contract or breach of duties (including fiduciary duties), unless the Independent Director acted in bad faith or engaged in willful misconduct. “Acceptable ID Provider” shall mean (i) any of the following unless any of the same are ever disapproved by the Rating Agencies: CT Corporation, Corporation Service Company, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company and Lord Securities Corporation and (ii) any other national provider of Independent Directors that is approved in writing by Lender and the Rating Agencies.

{12282340:5} D-1 EXHIBIT D INTENTIONALLY OMITTED

{12282340:5} E-1 EXHIBIT E SECONDARY MARKET TRANSACTION INFORMATION (A) Any proposed program for the renovation, improvement or development of the Property, or any part thereof, including the estimated cost thereof and the method of financing to be used. (B) The general competitive conditions to which the Property is or may be subject. (C) Management of the Property. (D) Occupancy rate expressed as a percentage for each of the last five years. (E) Principal business, occupations and professions carried on in, or from the Property. (F) Number of Tenants occupying 10% or more of the total rentable square footage of the Property and principal nature of business of such Tenant, and the principal provisions of the leases with those Tenants including, but not limited to: rental per annum, expiration date, and renewal options. (G) The average effective annual rental per square foot or unit for each of the last three years prior to the date of filing. (H) Schedule of the lease expirations for each of the ten years starting with the year in which the registration statement is filed (or the year in which the prospectus supplement is dated, as applicable), stating: (1) The number of Tenants whose leases will expire. (2) The total area in square feet covered by such leases. (3) The annual rental represented by such leases. (4) The percentage of gross annual rental represented by such leases.

{12282340:5} F-1 EXHIBIT F INDIVIDUAL PROPERTIES AND ALLOCATED LOAN AMOUNTS

{12282340:5} F-1 EXHIBIT G RENT THRESHOLDS

{12282340:5} Error! Unknown document property name. Schedule 1 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES; DISCLOSURES LIST OF ALL MECHANIC’S LIENS CLAIMS, AFFIDAVITS, OR LETTERS THREATENING LIEN CLAIMS ALL CURRENTLY FILED LIEN CLAIMS, AFFIDAVITS OR ANY OTHER LIEN CLAIMS ARE COVERED BY HARTMAN SPE, LLC’S BANKRUPTCY CASE AND WILL BE SETTLED AND PAID FROM FUNDS DEPOSITED WITH THE BANKRUPTCY COURT AND ALL OF SUCH LIEN CLAIMS SHALL BE DEEMED SATISFIED AND RELEASED AS PART OF THE FINAL BANKRUPTCY PLAN. THOSE MECHANIC’S LIEN AFFIDAVITS AND CLAIMS RELATING TO THE ATRIUM II PROPERTY AND THE RICHARDSON HEIGHTS PROPERTY SET FORTH ON THEIR RESPECTIVE TITLE COMMITMENTS ARE ESCROWED WITH THE TITLE COMPANY PENDING PAYMENT AND RELEASE.

SCHEDULE 1

LIST OF OUTSTANDING CONSTRUCTION REPAIRS OR ALTERATIONS BY BORROWER / AFFILIATES

Site	TI project tenant	cost for construction	Notes
631 Westhiemer	voltair 520	$40,732.69	construction plans are being completed - just requested asbestos survey today
914 skymark	op pharmacy	$32,843.51	construction starting
692 Gateway	suite 100	$62,926.97	construction to be awarded this week working with transwestern
677 Timmons	renova expansion	$45,229.61	lease submittted today to leasing team
677 timmons	SS Therapy	$13,219.13	construction being approved - project released last week
909 ep	mcneal law	$48,549.13	TWL COMPLETED LEASE BEING SUBMITTED for final approval

Site	CapEx project	cost for project	Notes
920 THREE FOREST	Garage Stairs	$756,813.00	job awarded to Royalty contractors - awaiting return of contract
914 skymark	8th floor scud txv	$16,113.00	PMG installing new txv
692 gateway	elevator	$37,329.00	consist of 3 cabs replacing restrictors as well as boards being refurbished
918 westway	compressor	$25,059.88	compressor 4 replacement
693 richardson heights	plumbing	$39,863.06	replacement of collasped line

{12282340:5}
Error! Unknown document property name.

{12282340:5} Error! Unknown document property name. SCHEDULE 1 LIST OF ALL LOANS OF ANY AFFILIATE MORE THAN 30 DAYS IN DEFAULT OR TRANSFERRED TO SPECIAL SERVICING 1. Loan between Hartman SPE, LLC as borrower and Goldman Sach Mortgage Company as lender with an outstanding principal amount of $136,696,155.00. 2. Defaulted loan between Hartman vREIT XXI, Inc. as borrower and lender with an outstanding principal amount of $15,335,940. 3. Loan between Cooper Street SPE, LLC as borrower and HRSE-ADV II, LLC as lender with an outstanding balance of $17,000,000.00. 4. Maturity default foreclosure on loan between Hartman Retail I, DST as borrower and C-III Commercial Mortgage, LLC as lender with an outstanding balance of $2,983,882.00.

{12282340:5} Error! Unknown document property name. SCHEDULE 1 LIST OF ANY BANKRUPTCY OF ANY AFFILIATE IN THE LAST 10 YEARS 1. Allen R. Hartman and Hartman vREIT XXI, Inc. v. Silver Star Properties REIT, Inc., Hartman Income REIT Property Holdings, LLC, Hartman XXI Advisors, LLC, Silver Star Property Management, Inc., Hartman SPE, LLC, Hartman Income REIT, Inc., and Hartman Retail I, DST filed under Cause No. 2023-17944 in the 133rd Judicial District Court of Harris County, Texas.

{12282340:5} Error! Unknown document property name. SCHEDULE 1 LIST OF ANY CURRENT LITIGATION AGAINST BORROWER / AFFILIATES 1. Allen R. Hartman and Hartman v. REIT XXI, Inc. v. Silver Star Properties REIT, Inc., Hartman Income REIT Property Holdings, LLC, Hartman XXI Advisors, LLC, Silver Star Property Management, Inc., Hartman SPE, LLC, Hartman Income REIT, Inc., and Hartman Retail I, DST filed under Cause No. 2023-17944 in the 133rd Judicial District Court of Harris County, Texas. 2. Aimee Hicks v. Hartman Income REIT, Inc. and Silver Star Property Management, Inc. f/k/a Hartman Income REIT Management, Inc. filed under Cause No. 3:23-CV-1294 in the United States District Court for the Northern District of Texas Dallas Division, Dallas Division, Texas. 3. Allen R. Hartman v. Silver Star Properties REIT, Inc. et al. filed under Cause No. 24-C-23- 003722 in the Circuit Court for Baltimore City of Baltimore County, Maryland. 4. Amity Construction Company v. Hartman Income REIT, Inc. and Hartman SPE, LLC filed under Cause No. CC-23-00470-A in County Court at Law No. 1 of Dallas County, Texas. 5. Andre Peter Prunoi v. Hartman REIT Operating Partnership II, LP; Hartman SPE Management, LLC filed under Cause No. CC-23-02177-E in County Court at Law No. 5 of Dallas County, Texas. 6. Astro Tech Services, LLC v. Hartman Income REIT Management, Inc. filed under Cause No. 202278816 in the 113th Judicial District Court of Harris County, Texas. 7. Caleb J. Edwards v. Texan REIT Manager, LLC filed under Cause No. 202322806 in the 55th Judicial District Court of Harris County, Texas. 8. CFI Mechanical and SCG Mechanical, LP dba Way Mechanical v. Hartman SPE, LLC, Hartman Income REIT Management, LLC, Hartman Richardson Heights Properties, LLC, Hartman 11211, LLC, successor by merger with Hartman Income Properties XVIII LTD, Hartman Weslayan 3100 21, LLC, PCRIF Mitchelldale, LLC, DRT Baker LLC, DPJT Partners LLC and Hartman Retail II DST filed under Cause No. 202350709 in the 113th Judicial District Court of Harris County, Texas.

{12282340:5} Error! Unknown document property name. 9. Ecosystems Environmental v. Silver Star Property Management, Inc. f/k/a Hartman Income REIT Management, Inc. filed under Cause No. CC-23-03183-B in County Court at Law No. 2 of Dallas County, Texas. 10. Engie Resources LLC v. Hartman Income REIT, Inc. filed under Cause No. 202175783 in the 152nd Judicial District Court of Harris County, Texas. 11. In Re: Hartman SPE LLC filed under Case No. 1:23-BK-11452 in the United States Bankruptcy Court, District of Delaware (Wilmington). 12. Hartman SPE, LLC v. Hartman vREIT XXI, Inc. filed under Case No. 1:23-AP-50588 in the United States Bankruptcy Court, District of Delaware (Wilmington). 13. Jessica Branch/Stardom Touches Body II v. Silver Star Properties REIT, Inc. filed under Cause No. 235100355904 filed in the Justice of the Peace Court, Precinct 5, Place 1, Harris County, Texas. 14. Marjorie Mroz v. Hartman SPE, LLC filed under Cause No. 202349896 in the 61st Judicial District of Harris County, Texas. 15. Matthew Mashburn d/b/a Dynamic Mechanical Solutions v. Hartman SPE, LLC filed under Cause No. DC-23-02567 in the 193rd Civil District Court of Dallas County, Texas. 16. Peter H. Friedl Trust v. Silver Star Properties REIT, Inc. filed under Cause No. 1:23-CV- 00546-GLR in the United States District Cout, District of Maryland (Baltimore). 17. Precision General Contracting, LLC v. Hartman SPE, LLC and Hartman Spectrum, LLC filed under Cause No. 2023CI03074 in the 37th Civil District Court of Bexar County, Texas. 18. Rubi Lerma v. Hartman SPE, LLC filed under Cause No. 2021CI25885 in the 150th Civil District Court of Bexar County, Texas. 19. Service First Janitorial, LLC v. Silver Star Property Management, Inc. filed under Cause No. DC-23-10984 in the 298th District Court of Dallas County, Texas.

{12282340:5} Error! Unknown document property name. 20. Signmart, LTD d/b/a Fastsigns v. Hartman Income REIT, Inc., Hartman Income REIT Management, Inc., and Hartman Income REIT Management, LLC filed under Cause No. 202304347 in the 80th Judicial District Court of Harris County, Texas. 21. Silver Star Properties REIT, Inc. v. Hartman vREIT XXI, Inc., et al filed under Cause No. 1:23-CV-02720-ELH in the United States District Court for the District of Maryland (Baltimore). 22. Southside Environmental Services v. Silver Star Property Management, Inc. f/k/a Hartman Income REIT Management, Inc. filed under Cause No. CC-23-03926-B in County Court at Law No. 2 of Dallas County, Texas. 23. SpeechCare, Inc. v. Hartman Short Term Properties XX, Inc. filed under Cause No. JS- 220365-N in the Justice of the Peace Court, Precinct 3, Place 1, Dallas County, Texas. 24. Summer Energy v. Hartman Income REIT Management filed under Cause No. 2021-31657 in the 295th Judicial District Court of Harris County, Texas. 25. United Protective Services, LP v. Hartman Income REIT, Inc. filed under Cause No. CC23- 01367-E in County Court at Law No. 5 of Dallas County, Texas. 26. Civil lawsuit filed by Dynamic Roof Holdings, LLC as plaintiff on 7/24/2023 (DC-23-10103) in Dallas County, Texas, naming the search subject as defendant, pertaining to consumer commercial debt. 27. Civil lawsuit filed by Allen Hartman and other as plaintiffs on 03/20/2023 (202317944) in Harris County, Texas, naming the search subject and other Hartman-related individuals and entities as defendants, relating to debt/contract. Not against any property. For damages. Winston & Strawn representing the companies and a $150,000,000 counterclaim has been filed against the plaintiffs. 28. Civil lawsuit filed by Allen Hartman and other as plaintiffs on 03/20/2023 (202317944) in Harris County, Texas, naming the search subject and other Hartman-related individuals and entities as defendants, relating to debt/contract. Not against any property. For damages. Winston & Strawn representing the companies and a $150,000,000 counterclaim has been filed against the plaintiffs. Frank Gardner derivatively on behalf of Hartman vREIT XXI, Inc. v. Louis T. Fox, III, Allen R. Hartman, John G. Ostroot, J. Allen Quine, Richard R. Ruskey, Jack I. Tompkins and Silver Star Properties REIT, Inc., Defendants, and Hartman vREIT XXI, Inc., Nominal Defendant. filed under Cause No. 2024-06456 in the 270th Judicial District Court of Harris County, Texas.

{12282340:5} Error! Unknown document property name. 29. Christi Gardner, Gary Smith, and Tina Talamini on behalf of themselves and all others similarly situated, and derivatively on behalf of Silver Star Properties REIT, Inc., as Plaintiffs, v. Gerald W. Haddock, Allen R. Hartman, James S. Still and Jack Tompkins, Defendants, and Silver Star Properties REIT, Inc., Nominal Defendant, filed under Cause No. 2024-06449 in the 165th Judicial District Court of Harris County, Texas.

{12282340:5} Error! Unknown document property name. LIST OF ANY CURRENT GOVERNMENTAL INVESTIGATIONS 1. SEC Inquiry/Investigation documented by Commission File No. 000-53912 and as disclosed on Form 8-K filed November 28, 2023 with the United States Securities and Exchange Commission.

{12282340:5} Error! Unknown document property name. SCHEDULE 1 LIST OF ALL PAST DUE AD VALOREM TAXES NOT HELD IN ESCROW 1. None.

{12282340:5} G-1 SCHEDULE 1 LIST OF EXECUTED PURCHASE AND SALE AGREEMENTS 1. North Central Plaza a. Prospective Closing Date: April 1, 2024 b. Sales Price: $14,250,000.00 2. Central Park Business Center a. Prospective Closing Date: April 25, 2024 b. Sales Price: $6,360,000.00 3. Chelsea Square a. Prospective Closing Date: April 3, 2024 b. Sales Price: $5,400,000.00 4. Gateway Tower a. Prospective Closing Date: May 30, 2024, subject to extension option b. Sales Price: 12,500,000.00 5. Commerce Plaza Hillcrest* a. Prospective Closing Date: October 28, 2024, subject to extension option(s) b. Sales Price: $21,000,000.00 6. Skymark Tower a. Prospective Closing Date: May 27, 2024 b. Sales Price: $8,750,000.00 7. Northchase** a. Prospective Closing Date: May 10, 2024 b. Sales Price: $5,200,000.00 * This Purchase and Sale Agreement is not fully executed; however, it has been submitted to the bankruptcy court for approval and is currently in the objection period. ** This Purchase and Sale Agreement is executed by Buyer; however, Seller has elected to execute upon Seller’s bankruptcy exit.

{12282340:5} G-1 SCHEDULE 2 Scheduled Partial Releases 1. North Central Plaza a. Prospective Closing Date: April 1, 2024 b. Sales Price: $14,250,000.00 2. Central Park Business Center a. Prospective Closing Date: April 25, 2024 b. Sales Price: $6,360,000.00 3. Chelsea Square a. Prospective Closing Date: April 3, 2024 b. Sales Price: $5,400,000.00 4. Northchase a. Prospective Closing Date: May 10, 2024 b. Sales Price: $5,200,000.00

{12282340:5} G-1 SCHEDULE 3 VIOLATIONS Richardson Heights: Three Forest Plaza: With respect to Suite 1800: Suite has not had an FA final and does not have a valid CO Atrium II: Open permit due to lack of final inspection and missing Certificate of Occupancy for tenant premises Central Park Business Center: See attached

Richardson Fire Department

Inspection Violations by Occupancy

Address Number = "1900" and Street Name =

003492 ACCELERATED SERVICE INTERNATIONAL
1900 FIRMAN DR

Reported	Code/Description	Count	Article	Division	Page
09/21/2017	* 504.2 Blocked doors are not identified and	1	IFC 2012	504.2	0
	Notes: Exterior doors and their function shall not be eliminated without prior				
09/21/2017	* 504.2 Blocked doors are not identified and	1	IFC 2012	504.2	0
	Notes: Recheck violation record auto-generated from ManageMyInspections.com recheck				
09/21/2017	* 505.1 Address identification not clearly visible	1	IFC 2012	505.1	0
	Notes: Recheck violation record auto-generated from ManageMyInspections.com recheck				
09/21/2017	* 505.1 Address identification not clearly visible	1	IFC 2012	505.1	0
	Notes: The following subsection of Section 505 is amended to read as follows:				
09/21/2017	* 509.1.1 Mechanical/electrical rooms not clearly	1	IFC 2012	509.1.1	0
	Notes: Where required by the fire code official, gas shutoff valves, electric meters,				
09/21/2017	* 509.1.1 Mechanical/electrical rooms not clearly	1	IFC 2012	509.1.1	0
	Notes: Recheck violation record auto-generated from ManageMyInspections.com recheck				

Total Individual Violation Codes for Occupancy: 6

003489 BLDG SHELL
1900 FIRMAN DR

Reported	Code/Description	Count	Article	Division	Page
08/08/2017	* LOCKED Occupancy Locked. Unable to Access	1			0
	Notes:				
08/08/2017	* LOCKED Occupancy Locked. Unable to Access	1			0
	Notes: Recheck violation record auto-generated from ManageMyInspections.com recheck				

Total Individual Violation Codes for Occupancy: 2

006271 KLOWEN BRACES, INC.
1900 FIRMAN DR

Reported	Code/Description	Count	Article	Division	Page
09/01/2022	503.3 Fire lane markings not apparent and visible	1			0
	Notes: Striping, signs and other markings shall be maintained in a clean and legible				

* Denotes Violations Corrected or Variance Issued

03/13/2024 16:14 Page 1

Richardson Fire Department

Inspection Violations by Occupancy

Address Number = "1900" and Street Name =

006271 KLOWEN BRACES, INC.
1900 FIRMAN DR

Reported	Code/Description	Count	Article	Division	Page

Total Individual Violation Codes for Occupancy: 1

003490 LUTHERAN SOCIAL SERVICES
1900 FIRMAN DR

Reported	Code/Description	Count	Article	Division	Page
08/11/2017	LOCKED Occupancy Locked. Unable to Access	1			0
Notes:					

Total Individual Violation Codes for Occupancy: 1

003491 VACANT
1900 FIRMAN DR

Reported	Code/Description	Count	Article	Division	Page
01/10/2012	* 20 Storage - Electrical Service Equipment	1	IFC 2006	605.3	0
Notes: Access to and clearance in front of electrical panels and electrical service					
01/10/2012	* 26 Signs - Suite Identification	1	IFC 2006	505.1	0
Notes: Suite numbers are not clearly identified at every door [or set of doors] leading					
01/10/2012	* 29 Electrical - No Gaps in Breaker Panels	1	IFC 2006	605.6	0
Notes: Gaps present in breaker panels - blanks are not installed as needed.					

Total Individual Violation Codes for Occupancy: 3

Grand Total Violations: 13

* Denotes Violations Corrected or Variance Issued

03/13/2024 16:14 Page 2